UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03010

Fidelity Advisor Series VII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Item 1.

Reports to Stockholders

Fidelity Advisor Focus Funds®

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Semiconductors Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Consumer Discretionary Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Financial Services Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Health Care Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Industrials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Semiconductors Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Utilities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(23.61)%	3.86%	11.10%
Class M (incl. 3.50% sales charge)	(22.00)%	4.04%	11.02%
Class C (incl. contingent deferred sales charge)	(20.18)%	4.31%	11.10%
Class I	(18.74)%	5.38%	12.06%
Class Z	(18.63)%	5.48%	12.12%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$28,655	Fidelity Advisor® Biotechnology Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Eirene Kontopoulos:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -20% to -19%, trailing the -11.37% result of the MSCI US IMI Biotechnology 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially within the fund's core biotechnology segment. Out-of-index exposure to pharmaceuticals also hurt. An underweighting in Amgen (+6%), a position we established this period, was the fund's biggest individual relative detractor. Also hampering relative performance was an underweighting in AbbVie, which gained roughly 29%. We notably reduced our investment in AbbVie the past 12 months, but the company was nevertheless the fund's largest holding as of July 31. Also hindering performance was an overweighting in TG Therapeutics, which returned -87%. TG Therapeutics was not held at period end. In contrast, the largest contributor to performance versus the industry index was an out-of-index allocation to health care services. Specialty chemicals, where the fund also had non-index exposure, further boosted its relative result. The top individual relative contributor by far was an underweighting in Moderna, which returned about -54% the past year. Moderna was not held at period end. Also bolstering performance was our overweighting in Vertex Pharmaceuticals, which gained roughly 39%. Vertex Pharmaceuticals was among the fund's biggest holdings. The fund's non-index stake in Argenx, one of our largest holdings, gained about 20% and helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
AbbVie, Inc.	13.5
Vertex Pharmaceuticals, Inc.	9.2
Regeneron Pharmaceuticals, Inc.	6.7
Alnylam Pharmaceuticals, Inc.	5.7
Seagen, Inc.	5.5
Argenx SE ADR	4.7
Cytokinetics, Inc.	4.1
Blueprint Medicines Corp.	3.3
Ascendis Pharma A/S sponsored ADR	2.7
Xenon Pharmaceuticals, Inc.	2.2
57.6

Industries (% of fund's net assets)

As of July 31, 2022
Biotechnology	92.7%
Pharmaceuticals	6.5%
Health Care Providers & Services	0.2%
Health Care Technology	0.1%
All Others*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	88.3%
Netherlands	4.7%
Denmark	2.7%
Canada	2.5%
Ireland	0.7%
Cayman Islands	0.6%
Switzerland	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity Advisor® Biotechnology Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Biotechnology - 91.2%
Biotechnology - 91.2%
AbbVie, Inc.	1,535,180	$220,313,681
ADC Therapeutics SA (a)(b)	474,023	3,512,510
Aerovate Therapeutics, Inc. (b)	432,100	9,614,225
Alnylam Pharmaceuticals, Inc. (a)	652,886	92,735,927
ALX Oncology Holdings, Inc. (a)(b)	543,283	5,258,979
Ambrx Biopharma, Inc. ADR (a)(b)	757,124	2,104,805
Amgen, Inc.	130,200	32,220,594
Arcutis Biotherapeutics, Inc. (a)	835,833	20,277,309
Argenx SE ADR (a)	211,100	76,884,731
Ascendis Pharma A/S sponsored ADR (a)(b)	506,125	43,288,871
Astria Therapeutics, Inc. (a)	377,445	1,547,525
Aurinia Pharmaceuticals, Inc. (a)(b)	678,900	5,553,402
Blueprint Medicines Corp. (a)	1,063,100	54,281,886
Celldex Therapeutics, Inc. (a)	872,200	26,793,984
Cerevel Therapeutics Holdings (a)(b)	725,938	19,084,910
ChemoCentryx, Inc. (a)	548,074	12,945,508
Cyteir Therapeutics, Inc. (a)(b)	1,419,670	4,131,240
Cytokinetics, Inc. (a)(b)	1,561,771	66,109,766
Day One Biopharmaceuticals, Inc. (a)	413,269	7,079,298
Erasca, Inc. (b)	1,695,700	12,785,578
Exelixis, Inc. (a)	1,587,700	33,214,684
Fusion Pharmaceuticals, Inc. (a)	1,546,014	3,617,673
Global Blood Therapeutics, Inc. (a)	408,089	13,352,672
Gossamer Bio, Inc. (a)(b)	894,500	10,045,235
Graphite Bio, Inc. (a)	1,113,180	3,506,517
Icosavax, Inc. (a)(b)	1,076,465	7,535,255
Imago BioSciences, Inc. (b)	897,025	14,442,103
Instil Bio, Inc. (a)(b)	2,208,798	12,457,621
Intellia Therapeutics, Inc. (a)	221,600	14,350,816
Janux Therapeutics, Inc. (a)(b)	851,400	10,574,388
Karuna Therapeutics, Inc. (a)	124,538	16,221,075
Keros Therapeutics, Inc. (a)	611,257	19,609,125
Kronos Bio, Inc. (a)(b)	753,100	3,163,020
Mirati Therapeutics, Inc. (a)(b)	260,920	16,803,248
Monte Rosa Therapeutics, Inc. (a)(b)	698,958	6,339,549
Moonlake Immunotherapeutics (a)(b)	1,170,005	7,371,032
Morphic Holding, Inc. (a)	210,200	5,563,994
Nuvalent, Inc. Class A (a)(b)	727,806	10,815,197
ORIC Pharmaceuticals, Inc. (a)(b)	1,206,016	4,414,019
Poseida Therapeutics, Inc. (a)(b)	428,946	1,068,076
Prelude Therapeutics, Inc. (a)(b)	1,590,970	7,954,850
Protagonist Therapeutics, Inc. (a)	531,437	5,287,798
Prothena Corp. PLC (a)	202,400	6,286,544
PTC Therapeutics, Inc. (a)	788,740	34,349,627
Regeneron Pharmaceuticals, Inc. (a)	188,892	109,876,587
Relay Therapeutics, Inc. (a)(b)	535,800	10,190,916
Scholar Rock Holding Corp. (a)	478,030	3,279,286
Scholar Rock Holding Corp. warrants 12/31/25 (a)(c)	6,000	15,039
Seagen, Inc. (a)	500,914	90,154,502
Shattuck Labs, Inc. (a)	706,434	2,691,514
Stoke Therapeutics, Inc. (a)(b)	446,619	6,605,495
Tango Therapeutics, Inc. (a)(b)	1,603,500	6,558,315
Tenaya Therapeutics, Inc. (a)(b)	802,290	3,826,923
Tyra Biosciences, Inc. (b)	730,700	7,781,955
Vaxcyte, Inc. (a)	931,529	21,499,689
Vera Therapeutics, Inc. (a)(b)	980,468	16,913,073
Vertex Pharmaceuticals, Inc. (a)	534,927	149,998,880
Verve Therapeutics, Inc. (a)(b)	470,100	11,573,862
Xenon Pharmaceuticals, Inc. (a)	1,061,058	35,174,073
Zentalis Pharmaceuticals, Inc. (a)(b)	975,192	28,475,606
		1,489,484,562
Pharmaceuticals - 6.1%
Pharmaceuticals - 6.1%
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(d)	1,915,787	1,800,840
Arvinas Holding Co. LLC (a)	390,800	20,755,388
Chiasma, Inc. warrants 12/16/24 (a)(d)	81,298	1
DICE Therapeutics, Inc. (b)	353,800	6,099,512
Edgewise Therapeutics, Inc. (a)(b)	931,400	9,006,638
Fulcrum Therapeutics, Inc. (a)(b)	778,000	4,574,640
GH Research PLC (a)(b)	385,500	4,302,180
Ikena Oncology, Inc. (a)(b)	1,046,395	5,294,759
Longboard Pharmaceuticals, Inc. (a)	520,400	1,743,340
NGM Biopharmaceuticals, Inc. (a)	690,000	9,991,200
Pharvaris BV (a)	315,564	6,658,400
Royalty Pharma PLC	384,000	16,700,160
Theseus Pharmaceuticals, Inc. (b)	988,400	7,126,364
Ventyx Biosciences, Inc. (b)	385,400	5,823,394
		99,876,816
TOTAL COMMON STOCKS
(Cost $1,370,368,648)		1,589,361,378

Convertible Preferred Stocks - 2.2%
Biotechnology - 1.5%
Biotechnology - 1.5%
Bright Peak Therapeutics AG Series B (a)(c)(d)	1,920,122	4,416,281
Dianthus Therapeutics, Inc. Series A (c)(d)	906,629	3,384,355
LifeMine Therapeutics, Inc. Series C (c)(d)	1,950,028	3,334,548
Sonoma Biotherapeutics, Inc.:
Series B (c)(d)	1,967,762	2,754,867
Series B1 (c)(d)	1,049,456	1,469,238
T-Knife Therapeutics, Inc. Series B (a)(c)(d)	1,300,097	4,134,308
Treeline Biosciences Series A (c)(d)	47,600	225,624
ValenzaBio, Inc. Series A (a)(c)(d)	951,971	4,683,697
		24,402,918
Health Care Providers & Services - 0.2%
Health Care Facilities - 0.2%
Boundless Bio, Inc. Series B (a)(c)(d)	3,703,704	2,777,778
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Wugen, Inc. Series B (a)(c)(d)	580,277	2,512,599
Pharmaceuticals - 0.4%
Pharmaceuticals - 0.4%
Afferent Pharmaceuticals, Inc. Series C (a)(c)(d)	1,915,787	19
Aristea Therapeutics, Inc. Series B (a)(c)(d)	677,328	6,373,656
		6,373,675
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $51,992,181)		36,066,970

Money Market Funds - 12.5%
Fidelity Cash Central Fund 2.01% (e)	7,888,067	7,889,645
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	195,496,399	195,515,949
TOTAL MONEY MARKET FUNDS
(Cost $203,401,471)		203,405,594
TOTAL INVESTMENT IN SECURITIES - 112.0%
(Cost $1,625,762,300)		1,828,833,942
NET OTHER ASSETS (LIABILITIES) - (12.0)%		(195,502,723)
NET ASSETS - 100%		$1,633,331,219

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,082,009 or 2.2% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Aristea Therapeutics, Inc. Series B	10/6/20 - 7/27/21	$3,734,584
Boundless Bio, Inc. Series B	4/23/21	$5,000,000
Bright Peak Therapeutics AG Series B	5/14/21	$7,499,997
Dianthus Therapeutics, Inc. Series A	4/6/22	$3,940,663
LifeMine Therapeutics, Inc. Series C	2/15/22	$3,971,408
Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	$0
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$3,888,888
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$3,111,112
T-Knife Therapeutics, Inc. Series B	6/30/21	$7,500,000
Treeline Biosciences Series A	7/30/21	$372,589
ValenzaBio, Inc. Series A	3/25/21	$8,472,951
Wugen, Inc. Series B	7/9/21	$4,499,990

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$19,154,488	$655,000,880	$666,265,723	$36,567	$--	$--	$7,889,645	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	217,621,603	1,165,353,491	1,187,459,145	2,684,283	--	--	195,515,949	0.5%
Total	$236,776,091	$1,820,354,371	$1,853,724,868	$2,720,850	$--	$--	$203,405,594

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Moonlake Immunotherapeutics	$--	$11,914,529	$185,533	$--	$(44,865)	$(4,313,100)	$--
Total	$--	$11,914,529	$185,533	$--	$(44,865)	$(4,313,100)	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,589,361,378	$1,587,545,498	$15,039	$1,800,841
Convertible Preferred Stocks	36,066,970	--	--	36,066,970
Money Market Funds	203,405,594	203,405,594	--	--
Total Investments in Securities:	$1,828,833,942	$1,790,951,092	$15,039	$37,867,811

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$46,590,455
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(18,435,555)
Cost of Purchases	7,912,070
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$36,066,970
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(18,435,555)
Other Investments in Securities
Beginning Balance	$3,122,735
Total Realized Gain (Loss)	(566,645)
Total Unrealized Gain (Loss)	(789,268)
Cost of Purchases	--
Proceeds of Sales	(9,938)
Amortization/Accretion	--
Transfers in to Level 3	43,957
Transfers out of Level 3	--
Ending Balance	$1,800,841
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(1,365,849)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $185,510,495) — See accompanying schedule: Unaffiliated issuers (cost $1,422,360,829)	$1,625,428,348
Fidelity Central Funds (cost $203,401,471)	203,405,594
Total Investment in Securities (cost $1,625,762,300)		$1,828,833,942
Receivable for investments sold		62,645
Receivable for fund shares sold		432,268
Dividends receivable		2,468,458
Distributions receivable from Fidelity Central Funds		208,233
Prepaid expenses		8,329
Total assets		1,832,013,875
Liabilities
Payable for investments purchased	$11,788
Payable for fund shares redeemed	1,793,365
Accrued management fee	732,786
Distribution and service plan fees payable	318,763
Other affiliated payables	274,190
Other payables and accrued expenses	68,918
Collateral on securities loaned	195,482,846
Total liabilities		198,682,656
Net Assets		$1,633,331,219
Net Assets consist of:
Paid in capital		$1,548,066,155
Total accumulated earnings (loss)		85,265,064
Net Assets		$1,633,331,219
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($594,911,472 ÷ 27,044,674 shares)(a)		$22.00
Maximum offering price per share (100/94.25 of $22.00)		$23.34
Class M:
Net Asset Value and redemption price per share ($109,815,145 ÷ 5,444,849 shares)(a)		$20.17
Maximum offering price per share (100/96.50 of $20.17)		$20.90
Class C:
Net Asset Value and offering price per share ($168,796,936 ÷ 9,774,244 shares)(a)		$17.27
Class I:
Net Asset Value, offering price and redemption price per share ($697,078,898 ÷ 29,056,082 shares)		$23.99
Class Z:
Net Asset Value, offering price and redemption price per share ($62,728,768 ÷ 2,609,405 shares)		$24.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$13,474,591
Income from Fidelity Central Funds (including $2,684,283 from security lending)		2,720,850
Total income		16,195,441
Expenses
Management fee	$11,021,643
Transfer agent fees	3,644,752
Distribution and service plan fees	4,979,889
Accounting fees	625,099
Custodian fees and expenses	74,313
Independent trustees' fees and expenses	7,257
Registration fees	100,572
Audit	92,188
Legal	7,595
Interest	747
Miscellaneous	11,383
Total expenses before reductions	20,565,438
Expense reductions	(65,994)
Total expenses after reductions		20,499,444
Net investment income (loss)		(4,304,003)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,356,160)
Affiliated issuers	(44,865)
Foreign currency transactions	579
Total net realized gain (loss)		(9,400,446)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(404,508,277)
Affiliated issuers	(4,313,100)
Unfunded commitments	215,400
Total change in net unrealized appreciation (depreciation)		(408,605,977)
Net gain (loss)		(418,006,423)
Net increase (decrease) in net assets resulting from operations		$(422,310,426)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,304,003)	$5,459,452
Net realized gain (loss)	(9,400,446)	577,411,240
Change in net unrealized appreciation (depreciation)	(408,605,977)	(244,829,280)
Net increase (decrease) in net assets resulting from operations	(422,310,426)	338,041,412
Distributions to shareholders	(389,242,813)	(228,190,286)
Share transactions - net increase (decrease)	(72,894,135)	1,156,643
Total increase (decrease) in net assets	(884,447,374)	111,007,769
Net Assets
Beginning of period	2,517,778,593	2,406,770,824
End of period	$1,633,331,219	$2,517,778,593

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$32.58	$31.03	$25.48	$27.80	$24.45
Income from Investment Operations
Net investment income (loss)A,B	(.06)	.07	.03	.03	(.14)
Net realized and unrealized gain (loss)	(5.16)	4.42	7.40	(1.76)	3.49
Total from investment operations	(5.22)	4.49	7.43	(1.73)	3.35
Distributions from net investment income	(.11)	(.13)	–	–	–
Distributions from net realized gain	(5.25)	(2.81)	(1.88)	(.59)	–
Total distributions	(5.36)	(2.94)	(1.88)	(.59)	–
Net asset value, end of period	$22.00	$32.58	$31.03	$25.48	$27.80
Total ReturnC,D	(18.95)%	14.03%	30.00%	(6.17)%	13.70%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.00%	1.01%	1.02%	1.04%	1.06%
Expenses net of fee waivers, if any	1.00%	1.00%	1.02%	1.03%	1.06%
Expenses net of all reductions	1.00%	1.00%	1.02%	1.03%	1.06%
Net investment income (loss)	(.23)%	.20%	.11%	.13%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$594,911	$808,610	$722,896	$616,894	$766,303
Portfolio turnover rateG	43%	72%	66%	62%	45%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$30.35	$29.08	$24.02	$26.32	$23.22
Income from Investment Operations
Net investment income (loss)A,B	(.13)	(.02)	(.05)	(.04)	(.21)
Net realized and unrealized gain (loss)	(4.73)	4.14	6.96	(1.67)	3.31
Total from investment operations	(4.86)	4.12	6.91	(1.71)	3.10
Distributions from net investment income	(.07)	(.07)	–	–	–
Distributions from net realized gain	(5.25)	(2.78)	(1.85)	(.59)	–
Total distributions	(5.32)	(2.85)	(1.85)	(.59)	–
Net asset value, end of period	$20.17	$30.35	$29.08	$24.02	$26.32
Total ReturnC,D	(19.18)%	13.69%	29.64%	(6.44)%	13.35%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.28%	1.28%	1.32%	1.34%	1.38%
Expenses net of fee waivers, if any	1.28%	1.28%	1.32%	1.34%	1.38%
Expenses net of all reductions	1.28%	1.28%	1.31%	1.34%	1.38%
Net investment income (loss)	(.51)%	(.07)%	(.18)%	(.18)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$109,815	$161,619	$144,568	$119,312	$135,879
Portfolio turnover rateG	43%	72%	66%	62%	45%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$26.79	$25.97	$21.71	$23.96	$21.23
Income from Investment Operations
Net investment income (loss)A,B	(.21)	(.15)	(.15)	(.14)	(.29)
Net realized and unrealized gain (loss)	(4.07)	3.71	6.26	(1.52)	3.02
Total from investment operations	(4.28)	3.56	6.11	(1.66)	2.73
Distributions from net investment income	–	(.01)	–	–	–
Distributions from net realized gain	(5.24)	(2.73)	(1.85)	(.59)	–
Total distributions	(5.24)	(2.74)	(1.85)	(.59)	–
Net asset value, end of period	$17.27	$26.79	$25.97	$21.71	$23.96
Total ReturnC,D	(19.54)%	13.15%	29.07%	(6.87)%	12.86%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.75%	1.75%	1.77%	1.78%	1.80%
Expenses net of fee waivers, if any	1.74%	1.75%	1.77%	1.77%	1.80%
Expenses net of all reductions	1.74%	1.75%	1.76%	1.77%	1.80%
Net investment income (loss)	(.97)%	(.55)%	(.63)%	(.61)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$168,797	$328,417	$384,420	$398,749	$558,420
Portfolio turnover rateG	43%	72%	66%	62%	45%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$35.00	$33.16	$27.08	$29.42	$25.80
Income from Investment Operations
Net investment income (loss)A,B	.01	.17	.11	.11	(.07)
Net realized and unrealized gain (loss)	(5.61)	4.72	7.88	(1.86)	3.69
Total from investment operations	(5.60)	4.89	7.99	(1.75)	3.62
Distributions from net investment income	(.16)	(.21)	–	–	–
Distributions from net realized gain	(5.25)	(2.85)	(1.91)	(.59)	–
Total distributions	(5.41)	(3.05)C	(1.91)	(.59)	–
Net asset value, end of period	$23.99	$35.00	$33.16	$27.08	$29.42
Total ReturnD	(18.74)%	14.34%	30.32%	(5.89)%	14.03%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.73%	.74%	.75%	.76%	.79%
Expenses net of fee waivers, if any	.73%	.74%	.75%	.76%	.79%
Expenses net of all reductions	.73%	.74%	.75%	.76%	.79%
Net investment income (loss)	.04%	.47%	.38%	.40%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$697,079	$1,129,492	$1,092,145	$1,006,084	$1,307,833
Portfolio turnover rateG	43%	72%	66%	62%	45%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$35.05	$33.22	$27.10	$30.06
Income from Investment Operations
Net investment income (loss)B,C	.05	.21	.15	.16
Net realized and unrealized gain (loss)	(5.62)	4.74	7.90	(2.53)
Total from investment operations	(5.57)	4.95	8.05	(2.37)
Distributions from net investment income	(.19)	(.26)	(.02)	–
Distributions from net realized gain	(5.25)	(2.87)	(1.91)	(.59)
Total distributions	(5.44)	(3.12)D	(1.93)	(.59)
Net asset value, end of period	$24.04	$35.05	$33.22	$27.10
Total ReturnE,F	(18.63)%	14.49%	30.53%	(7.83)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.61%	.61%	.62%	.63%I
Expenses net of fee waivers, if any	.60%	.61%	.62%	.63%I
Expenses net of all reductions	.60%	.61%	.62%	.62%I
Net investment income (loss)	.16%	.60%	.51%	.73%I
Supplemental Data
Net assets, end of period (000 omitted)	$62,729	$89,641	$62,743	$30,116
Portfolio turnover rateJ	43%	72%	66%	62%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(22.96)%	10.11%	12.21%
Class M (incl. 3.50% sales charge)	(21.34)%	10.33%	12.16%
Class C (incl. contingent deferred sales charge)	(19.64)%	10.58%	12.20%
Class I	(18.04)%	11.72%	13.19%
Class Z	(17.93)%	11.83%	13.25%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$31,645	Fidelity Advisor® Consumer Discretionary Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Managers Jordan Michaels and Katherine Shaw:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -19% to -18%, underperforming the -13.77% return of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, the fund's industry positioning was the primary detractor to performance this period, especially an underweighting in the automobile manufacturers industry. Stock selection and an overweighting in apparel retail also hindered the fund's relative result, as did an overweighting in apparel, accessories & luxury goods segment. The biggest individual relative detractor was an underweight position in Tesla (+30%), which was among the fund's biggest holdings. Another notable relative detractor was an outsized stake in Burlington Stores (-58%). Another notable relative detractor was an underweighting in Mcdonalds (+11%). Conversely, the largest contributor to performance versus the sector index was our security selection in hotels, resorts & cruise lines. Security selection in automobile manufacturers and apparel, accessories & luxury goods also helped the fund's relative result. Not owning Peloton Interactive, an index component that returned -92%, was the fund's largest individual relative contributor. Also lifting performance was our overweighting in Marriott International, which gained approximately 9%. Marriott International was among the largest holdings as of July 31. Another notable relative contributor was an outsized stake in Dollar Tree (+66%). We reduced our stake this period. Notable changes in positioning include increased exposure to the automobile manufacturers industry and a lower allocation to apparel, accessories & luxury goods.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On July 11, 2022, Jordan Michaels assumed co-management responsibilities for the fund, joining Co-Manager Katherine Shaw.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Amazon.com, Inc.	24.4
Tesla, Inc.	14.0
The Home Depot, Inc.	5.0
Lowe's Companies, Inc.	4.5
NIKE, Inc. Class B	3.7
TJX Companies, Inc.	3.3
Booking Holdings, Inc.	2.6
Hilton Worldwide Holdings, Inc.	2.5
Marriott International, Inc. Class A	2.2
Capri Holdings Ltd.	2.0
64.2

Industries (% of fund's net assets)

As of July 31, 2022
Internet & Direct Marketing Retail	25.3%
Specialty Retail	18.8%
Hotels, Restaurants & Leisure	17.8%
Automobiles	14.4%
Textiles, Apparel & Luxury Goods	12.3%
Multiline Retail	6.0%
Household Durables	1.7%
Food & Staples Retailing	0.9%
Auto Components	0.4%
Commercial Services & Supplies	0.4%
Building Products	0.3%
Distributors	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Consumer Discretionary Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Auto Components - 0.4%
Auto Parts & Equipment - 0.4%
Adient PLC (a)	48,131	$1,625,865
Automobiles - 14.4%
Automobile Manufacturers - 14.4%
Ferrari NV	8,503	1,796,089
Tesla, Inc. (a)	68,980	61,492,221
		63,288,310
Building Products - 0.3%
Building Products - 0.3%
The AZEK Co., Inc. (a)	64,711	1,338,223
Commercial Services & Supplies - 0.4%
Diversified Support Services - 0.4%
Copart, Inc. (a)	13,926	1,783,921
Distributors - 0.1%
Distributors - 0.1%
Pool Corp.	1,627	581,978
Food & Staples Retailing - 0.9%
Food Distributors - 0.9%
Performance Food Group Co. (a)	77,642	3,859,584
Hotels, Restaurants & Leisure - 17.8%
Casinos & Gaming - 2.8%
Caesars Entertainment, Inc. (a)	76,151	3,479,339
Churchill Downs, Inc.	28,267	5,930,417
Penn National Gaming, Inc. (a)	89,541	3,093,642
		12,503,398
Hotels, Resorts & Cruise Lines - 7.8%
Airbnb, Inc. Class A (a)	12,707	1,410,223
Booking Holdings, Inc. (a)	6,020	11,652,854
Hilton Worldwide Holdings, Inc.	85,355	10,931,415
Lindblad Expeditions Holdings (a)	108,879	860,144
Marriott International, Inc. Class A	60,644	9,631,480
		34,486,116
Leisure Facilities - 1.0%
Planet Fitness, Inc. (a)	37,427	2,949,622
Vail Resorts, Inc.	5,341	1,266,511
		4,216,133
Restaurants - 6.2%
ARAMARK Holdings Corp.	157,019	5,244,435
Brinker International, Inc. (a)	23,820	661,005
Chipotle Mexican Grill, Inc. (a)	4,614	7,217,311
Domino's Pizza, Inc.	11,999	4,704,928
Dutch Bros, Inc. (b)	36,709	1,376,220
McDonald's Corp.	20,991	5,528,400
Noodles & Co. (a)	8,213	42,790
Ruth's Hospitality Group, Inc.	4,778	83,854
Wingstop, Inc. (b)	20,000	2,523,600
		27,382,543

TOTAL HOTELS, RESTAURANTS & LEISURE		78,588,190

Household Durables - 1.7%
Home Furnishings - 0.6%
Tempur Sealy International, Inc.	91,285	2,508,512
Homebuilding - 1.1%
D.R. Horton, Inc.	32,207	2,513,112
Lennar Corp. Class A	30,232	2,569,720
		5,082,832

TOTAL HOUSEHOLD DURABLES		7,591,344

Internet & Direct Marketing Retail - 25.3%
Internet & Direct Marketing Retail - 25.3%
Amazon.com, Inc. (a)	798,229	107,721,003
eBay, Inc.	79,024	3,842,937
		111,563,940
Multiline Retail - 6.0%
General Merchandise Stores - 6.0%
Dollar General Corp.	34,173	8,489,598
Dollar Tree, Inc. (a)	46,224	7,643,601
Ollie's Bargain Outlet Holdings, Inc. (a)	63,043	3,716,385
Target Corp.	41,424	6,767,853
		26,617,437
Specialty Retail - 18.8%
Apparel Retail - 5.1%
Burlington Stores, Inc. (a)	45,063	6,359,741
TJX Companies, Inc.	237,464	14,523,298
Victoria's Secret & Co. (a)	39,709	1,467,645
		22,350,684
Automotive Retail - 0.2%
O'Reilly Automotive, Inc. (a)	1,200	844,308
Home Improvement Retail - 10.9%
Floor & Decor Holdings, Inc. Class A (a)	79,878	6,435,770
Lowe's Companies, Inc.	103,477	19,818,950
The Home Depot, Inc.	73,113	22,002,626
		48,257,346
Specialty Stores - 2.6%
Bath & Body Works, Inc.	38,518	1,368,930
Dick's Sporting Goods, Inc. (b)	53,624	5,018,670
Five Below, Inc. (a)	34,761	4,417,080
Sally Beauty Holdings, Inc. (a)	50,990	651,652
		11,456,332

TOTAL SPECIALTY RETAIL		82,908,670

Textiles, Apparel & Luxury Goods - 12.3%
Apparel, Accessories & Luxury Goods - 6.2%
Capri Holdings Ltd. (a)	183,030	8,909,900
lululemon athletica, Inc. (a)	19,770	6,138,783
LVMH Moet Hennessy Louis Vuitton SE	3,092	2,146,945
PVH Corp.	53,219	3,295,320
Tapestry, Inc.	208,804	7,022,079
		27,513,027
Footwear - 6.1%
Crocs, Inc. (a)	17,820	1,276,625
Deckers Outdoor Corp. (a)	24,027	7,525,497
NIKE, Inc. Class B	143,382	16,477,459
On Holding AG	40,044	871,758
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	18,900	717,444
		26,868,783

TOTAL TEXTILES, APPAREL & LUXURY GOODS		54,381,810

TOTAL COMMON STOCKS
(Cost $257,881,396)		434,129,272

Money Market Funds - 0.9%
Fidelity Securities Lending Cash Central Fund 2.01% (c)(d)
(Cost $3,926,447)	3,926,055	3,926,447
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $261,807,843)		438,055,719
NET OTHER ASSETS (LIABILITIES) - 0.7%		2,935,578
NET ASSETS - 100%		$440,991,297

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$--	$43,726,895	$43,726,895	$2,189	$--	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	13,937,765	81,228,507	91,239,825	175,525	--	--	3,926,447	0.0%
Total	$13,937,765	$124,955,402	$134,966,720	$177,714	$--	$--	$3,926,447

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$434,129,272	$431,982,327	$2,146,945	$--
Money Market Funds	3,926,447	3,926,447	--	--
Total Investments in Securities:	$438,055,719	$435,908,774	$2,146,945	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $3,957,052) — See accompanying schedule: Unaffiliated issuers (cost $257,881,396)	$434,129,272
Fidelity Central Funds (cost $3,926,447)	3,926,447
Total Investment in Securities (cost $261,807,843)		$438,055,719
Foreign currency held at value (cost $21,151)		18,944
Receivable for investments sold		9,171,601
Receivable for fund shares sold		125,067
Dividends receivable		120,009
Distributions receivable from Fidelity Central Funds		54,993
Prepaid expenses		973
Other receivables		2,423
Total assets		447,549,729
Liabilities
Payable to custodian bank	$1,024,948
Payable for investments purchased	847,271
Payable for fund shares redeemed	382,439
Accrued management fee	177,291
Distribution and service plan fees payable	90,266
Other affiliated payables	70,408
Other payables and accrued expenses	39,536
Collateral on securities loaned	3,926,273
Total liabilities		6,558,432
Net Assets		$440,991,297
Net Assets consist of:
Paid in capital		$270,250,754
Total accumulated earnings (loss)		170,740,543
Net Assets		$440,991,297
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($188,092,393 ÷ 5,366,874 shares)(a)		$35.05
Maximum offering price per share (100/94.25 of $35.05)		$37.19
Class M:
Net Asset Value and redemption price per share ($35,219,402 ÷ 1,093,670 shares)(a)		$32.20
Maximum offering price per share (100/96.50 of $32.20)		$33.37
Class C:
Net Asset Value and offering price per share ($54,035,194 ÷ 2,006,931 shares)(a)		$26.92
Class I:
Net Asset Value, offering price and redemption price per share ($118,859,232 ÷ 3,091,516 shares)		$38.45
Class Z:
Net Asset Value, offering price and redemption price per share ($44,785,076 ÷ 1,160,631 shares)		$38.59

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$3,617,332
Income from Fidelity Central Funds (including $175,525 from security lending)		177,714
Total income		3,795,046
Expenses
Management fee	$3,143,932
Transfer agent fees	961,457
Distribution and service plan fees	1,516,808
Accounting fees	216,918
Custodian fees and expenses	6,867
Independent trustees' fees and expenses	2,081
Registration fees	81,632
Audit	50,145
Legal	2,436
Interest	6,394
Miscellaneous	2,800
Total expenses before reductions	5,991,470
Expense reductions	(18,999)
Total expenses after reductions		5,972,471
Net investment income (loss)		(2,177,425)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,334,313
Foreign currency transactions	8,890
Total net realized gain (loss)		22,343,203
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(130,855,690)
Assets and liabilities in foreign currencies	(4,089)
Total change in net unrealized appreciation (depreciation)		(130,859,779)
Net gain (loss)		(108,516,576)
Net increase (decrease) in net assets resulting from operations		$(110,694,001)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,177,425)	$(2,823,328)
Net realized gain (loss)	22,343,203	37,045,808
Change in net unrealized appreciation (depreciation)	(130,859,779)	139,568,170
Net increase (decrease) in net assets resulting from operations	(110,694,001)	173,790,650
Distributions to shareholders	(44,840,619)	(7,826,027)
Share transactions - net increase (decrease)	(144,288,903)	132,554,621
Total increase (decrease) in net assets	(299,823,523)	298,519,244
Net Assets
Beginning of period	740,814,820	442,295,576
End of period	$440,991,297	$740,814,820

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$45.74	$33.70	$29.83	$28.22	$22.92
Income from Investment Operations
Net investment income (loss)A,B	(.16)	(.20)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss)	(7.62)	12.82	4.73	1.90	5.32
Total from investment operations	(7.78)	12.62	4.69	1.88	5.30
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.91)	(.58)	(.82)	(.27)	–
Total distributions	(2.91)	(.58)	(.82)	(.27)	–
Net asset value, end of period	$35.05	$45.74	$33.70	$29.83	$28.22
Total ReturnC,D	(18.26)%	37.68%	16.03%	6.81%	23.12%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.01%	1.03%	1.07%	1.08%	1.12%
Expenses net of fee waivers, if any	1.01%	1.03%	1.07%	1.08%	1.12%
Expenses net of all reductions	1.01%	1.03%	1.06%	1.07%	1.11%
Net investment income (loss)	(.38)%	(.48)%	(.14)%	(.09)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$188,092	$259,488	$159,603	$159,298	$146,605
Portfolio turnover rateG	34%	35%	41%H	60%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$42.23	$31.23	$27.78	$26.36	$21.47
Income from Investment Operations
Net investment income (loss)A,B	(.24)	(.29)	(.11)	(.09)	(.08)
Net realized and unrealized gain (loss)	(7.02)	11.87	4.38	1.78	4.97
Total from investment operations	(7.26)	11.58	4.27	1.69	4.89
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.77)	(.58)	(.82)	(.27)	–
Total distributions	(2.77)	(.58)	(.82)	(.27)	–
Net asset value, end of period	$32.20	$42.23	$31.23	$27.78	$26.36
Total ReturnC,D	(18.49)%	37.32%	15.70%	6.56%	22.78%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.28%	1.30%	1.34%	1.34%	1.38%
Expenses net of fee waivers, if any	1.27%	1.30%	1.34%	1.34%	1.38%
Expenses net of all reductions	1.27%	1.29%	1.33%	1.34%	1.38%
Net investment income (loss)	(.64)%	(.75)%	(.41)%	(.35)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$35,219	$48,288	$33,896	$32,792	$34,622
Portfolio turnover rateG	34%	35%	41%H	60%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$35.82	$26.69	$23.97	$22.90	$18.74
Income from Investment Operations
Net investment income (loss)A,B	(.36)	(.40)	(.21)	(.19)	(.17)
Net realized and unrealized gain (loss)	(5.87)	10.11	3.75	1.53	4.33
Total from investment operations	(6.23)	9.71	3.54	1.34	4.16
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.67)	(.58)	(.82)	(.27)	–
Total distributions	(2.67)	(.58)	(.82)	(.27)	–
Net asset value, end of period	$26.92	$35.82	$26.69	$23.97	$22.90
Total ReturnC,D	(18.88)%	36.66%	15.14%	6.02%	22.20%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.77%	1.79%	1.82%	1.83%	1.87%
Expenses net of fee waivers, if any	1.76%	1.79%	1.82%	1.83%	1.87%
Expenses net of all reductions	1.76%	1.79%	1.82%	1.82%	1.86%
Net investment income (loss)	(1.13)%	(1.24)%	(.90)%	(.83)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$54,035	$85,549	$65,223	$70,890	$71,116
Portfolio turnover rateG	34%	35%	41%H	60%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$49.91	$36.63	$32.27	$30.42	$24.64
Income from Investment Operations
Net investment income (loss)A,B	(.05)	(.10)	.04	.06	.06
Net realized and unrealized gain (loss)	(8.36)	13.96	5.14	2.06	5.72
Total from investment operations	(8.41)	13.86	5.18	2.12	5.78
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(3.05)	(.58)	(.82)	(.27)	–
Total distributions	(3.05)	(.58)	(.82)	(.27)	–
Net asset value, end of period	$38.45	$49.91	$36.63	$32.27	$30.42
Total ReturnC	(18.04)%	38.05%	16.34%	7.10%	23.46%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.75%	.77%	.79%	.80%	.84%
Expenses net of fee waivers, if any	.74%	.76%	.79%	.80%	.83%
Expenses net of all reductions	.74%	.76%	.79%	.80%	.83%
Net investment income (loss)	(.11)%	(.22)%	.13%	.19%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$118,859	$259,846	$134,907	$159,613	$152,711
Portfolio turnover rateF	34%	35%	41%G	60%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$50.10	$36.72	$32.31	$31.56
Income from Investment Operations
Net investment income (loss)B,C	–D	(.04)	.09	.10
Net realized and unrealized gain (loss)	(8.38)	14.00	5.14	.92
Total from investment operations	(8.38)	13.96	5.23	1.02
Distributions from net investment income	–	–	–	–
Distributions from net realized gain	(3.13)	(.58)	(.82)	(.27)
Total distributions	(3.13)	(.58)	(.82)	(.27)
Net asset value, end of period	$38.59	$50.10	$36.72	$32.31
Total ReturnE,F	(17.93)%	38.23%	16.48%	3.36%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.62%	.64%	.66%	.67%I
Expenses net of fee waivers, if any	.62%	.64%	.66%	.66%I
Expenses net of all reductions	.62%	.64%	.66%	.66%I
Net investment income (loss)	.01%	(.09)%	.26%	.39%I
Supplemental Data
Net assets, end of period (000 omitted)	$44,785	$87,644	$48,668	$6,786
Portfolio turnover rateJ	34%	35%	41%K	60%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	61.28%	5.88%	3.09%
Class M (incl. 3.50% sales charge)	64.68%	6.10%	3.08%
Class C (incl. contingent deferred sales charge)	68.86%	6.36%	3.11%
Class I	71.63%	7.47%	4.01%
Class Z	71.83%	7.59%	4.07%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
25,000
20,000
15,000
10,000
8,000
7,000
5,000
$4,200
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$13,562	Fidelity Advisor® Energy Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) gained about 70% to 72%, outperforming the 65.71% advance of the MSCI U.S. IMI Energy 25/50 Index, as well as the broad-based S&P 500® index. The top contributors to the fund's performance versus the sector index were security selection and an underweighting in the oil & gas storage & transportation industry. Stock picks and an overweighting in oil & gas exploration & production and security selection in integrated oil & gas also notably boosted the fund's relative result. Our top individual relative contributor was an out-of-index stake in Cenovus Energy (+160%), which was a position we added during the reporting period and among the fund's biggest holdings as of July 31. Our second-largest relative contributor this period was avoiding Kinder Morgan, an index component that gained 10%. Another notable relative contributor was an overweighting in Devon Energy (+159%), which was one of our largest holdings. Conversely, the largest detractor from performance versus the sector index were stock picks in the independent power producers & energy traders segment. Also detracting from the fund's relative result was stock selection and an underweighting in oil & gas equipment & services. Stock selection and an overweighting in coal & consumable fuels also modestly hurt. Our non-index stake in National Energy Services Reunited was the fund's biggest individual relative detractor, due to its roughly -46% result. Our position in the stock grew during the past 12 months. The fund's stake in Energy Transfer (+25%) notably detracted given its underperformance relative to the sector index. We added to our non-index position in the company this period. Also holding back performance was an underweighting in Halliburton, which gained 43%. This was a stake we established the past year. Notable changes in positioning include reduced exposure to the oil & gas storage & transportation industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Exxon Mobil Corp.	21.9
Chevron Corp.	7.3
Cenovus Energy, Inc. (Canada)	4.8
ConocoPhillips Co.	4.7
Hess Corp.	4.1
Canadian Natural Resources Ltd.	3.8
Valero Energy Corp.	3.8
Occidental Petroleum Corp.	3.7
Cheniere Energy, Inc.	3.4
Devon Energy Corp.	3.4
60.9

Industries (% of fund's net assets)

As of July 31, 2022
Oil, Gas & Consumable Fuels	89.4%
Energy Equipment & Services	9.3%
Independent Power and Renewable Electricity Producers	0.8%
All Others*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	84.1%
Canada	11.0%
Curacao	2.7%
United Kingdom	1.1%
Bermuda	0.5%
British Virgin Islands	0.4%
Netherlands	0.1%
Norway	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity Advisor® Energy Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Energy Equipment & Services - 9.3%
Oil & Gas Drilling - 0.3%
Nabors Industries Ltd. (a)	8,012	$1,141,630
Nabors Industries Ltd. warrants 6/11/26 (a)	6,604	217,932
Odfjell Drilling Ltd. (a)	722,656	1,727,179
Odfjell Technology Ltd. (a)	120,442	285,369
Shelf Drilling Ltd. (a)(b)	609,128	787,793
		4,159,903
Oil & Gas Equipment & Services - 9.0%
Baker Hughes Co. Class A	172,500	4,431,525
Cactus, Inc.	30,700	1,276,813
Halliburton Co.	1,041,100	30,504,230
Nextier Oilfield Solutions, Inc. (a)	1,821,100	18,156,367
NOV, Inc.	131,135	2,440,422
Oceaneering International, Inc.(a)	495,800	5,265,396
ProPetro Holding Corp. (a)	711,800	7,488,136
Schlumberger Ltd.	1,017,118	37,663,880
Technip Energies NV	121,420	1,430,842
TechnipFMC PLC (a)	1,941,400	15,705,926
		124,363,537

TOTAL ENERGY EQUIPMENT & SERVICES		128,523,440

Independent Power and Renewable Electricity Producers - 0.8%
Independent Power Producers & Energy Traders - 0.8%
The AES Corp.	25,700	571,054
Vistra Corp.	379,700	9,815,245
		10,386,299
Oil, Gas & Consumable Fuels - 89.4%
Coal & Consumable Fuels - 0.7%
Arch Resources, Inc.	32,800	4,235,792
Enviva, Inc.	11,400	793,782
Peabody Energy Corp. (a)(c)	204,800	4,298,752
		9,328,326
Integrated Oil & Gas - 40.2%
Cenovus Energy, Inc. (Canada)	3,466,100	66,044,153
Chevron Corp.	616,470	100,965,457
Exxon Mobil Corp.	3,114,761	301,913,783
Imperial Oil Ltd.	270,200	12,949,259
Occidental Petroleum Corp.	766,800	50,417,100
Occidental Petroleum Corp. warrants 8/3/27 (a)	36,987	1,625,579
Suncor Energy, Inc.	598,900	20,325,793
		554,241,124
Oil & Gas Exploration & Production - 34.9%
Antero Resources Corp. (a)	729,600	28,921,344
APA Corp.	533,000	19,811,610
Callon Petroleum Co. (a)	71,040	3,270,682
Canadian Natural Resources Ltd. (c)	944,100	52,131,749
Chesapeake Energy Corp. (c)	73,100	6,883,827
Civitas Resources, Inc.	118,544	6,989,354
ConocoPhillips Co.	661,450	64,445,074
Coterra Energy, Inc.	626,421	19,162,218
Devon Energy Corp.	747,800	46,999,230
Diamondback Energy, Inc.	91,200	11,675,424
EOG Resources, Inc.	219,686	24,433,477
Hess Corp.	500,600	56,302,482
Magnolia Oil & Gas Corp. Class A	255,500	6,165,215
National Energy Services Reunited Corp. (a)	845,300	5,959,365
Northern Oil & Gas, Inc.	76,930	2,217,892
Oasis Petroleum, Inc.	44,430	5,697,703
Ovintiv, Inc.	389,400	19,894,446
PDC Energy, Inc.	539,488	35,438,967
Pioneer Natural Resources Co.	191,225	45,310,764
Range Resources Corp. (a)	324,100	10,717,987
SM Energy Co.	146,300	6,039,264
Viper Energy Partners LP	54,800	1,684,552
		480,152,626
Oil & Gas Refining & Marketing - 8.4%
Marathon Petroleum Corp.	426,578	39,100,139
Phillips 66 Co.	281,418	25,046,202
Valero Energy Corp.	468,700	51,917,899
		116,064,240
Oil & Gas Storage & Transport - 5.2%
Cheniere Energy, Inc.	319,200	47,745,936
Energy Transfer LP	1,589,900	17,981,769
Golar LNG Ltd. (a)	174,000	3,892,380
Targa Resources Corp.	38,500	2,660,735
		72,280,820

TOTAL OIL, GAS & CONSUMABLE FUELS		1,232,067,136

TOTAL COMMON STOCKS
(Cost $892,252,401)		1,370,976,875

Money Market Funds - 4.6%
Fidelity Cash Central Fund 2.01% (d)	5,551,117	5,552,227
Fidelity Securities Lending Cash Central Fund 2.01% (d)(e)	57,996,700	58,002,499
TOTAL MONEY MARKET FUNDS
(Cost $63,554,726)		63,554,726
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $955,807,127)		1,434,531,601
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(56,941,640)
NET ASSETS - 100%		$1,377,589,961

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $787,793 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$576,142	$312,720,927	$307,744,842	$16,753	$--	$--	$5,552,227	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	1,345,124	333,189,929	276,532,554	40,517	--	--	58,002,499	0.2%
Total	$1,921,266	$645,910,856	$584,277,396	$57,270	$--	$--	$63,554,726

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,370,976,875	$1,370,976,875	$--	$--
Money Market Funds	63,554,726	63,554,726	--	--
Total Investments in Securities:	$1,434,531,601	$1,434,531,601	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $56,915,015) — See accompanying schedule: Unaffiliated issuers (cost $892,252,401)	$1,370,976,875
Fidelity Central Funds (cost $63,554,726)	63,554,726
Total Investment in Securities (cost $955,807,127)		$1,434,531,601
Receivable for investments sold		4,511,683
Receivable for fund shares sold		1,919,085
Dividends receivable		102,182
Distributions receivable from Fidelity Central Funds		8,883
Prepaid expenses		2,585
Other receivables		125,037
Total assets		1,441,201,056
Liabilities
Payable for investments purchased	$2,280,417
Payable for fund shares redeemed	2,216,664
Accrued management fee	550,674
Distribution and service plan fees payable	192,209
Other affiliated payables	220,092
Other payables and accrued expenses	148,864
Collateral on securities loaned	58,002,175
Total liabilities		63,611,095
Net Assets		$1,377,589,961
Net Assets consist of:
Paid in capital		$1,213,340,483
Total accumulated earnings (loss)		164,249,478
Net Assets		$1,377,589,961
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($361,022,641 ÷ 9,142,073 shares)(a)		$39.49
Maximum offering price per share (100/94.25 of $39.49)		$41.90
Class M:
Net Asset Value and redemption price per share ($114,014,019 ÷ 2,813,262 shares)(a)		$40.53
Maximum offering price per share (100/96.50 of $40.53)		$42.00
Class C:
Net Asset Value and offering price per share ($105,746,699 ÷ 2,930,552 shares)(a)		$36.08
Class I:
Net Asset Value, offering price and redemption price per share ($533,004,863 ÷ 12,743,419 shares)		$41.83
Class Z:
Net Asset Value, offering price and redemption price per share ($263,801,739 ÷ 6,318,362 shares)		$41.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$33,587,731
Income from Fidelity Central Funds (including $40,517 from security lending)		57,270
Total income		33,645,001
Expenses
Management fee	$5,106,689
Transfer agent fees	1,599,082
Distribution and service plan fees	1,911,637
Accounting fees	316,202
Custodian fees and expenses	24,302
Independent trustees' fees and expenses	2,972
Registration fees	156,631
Audit	59,213
Legal	1,926
Interest	11,241
Miscellaneous	3,253
Total expenses before reductions	9,193,148
Expense reductions	(30,987)
Total expenses after reductions		9,162,161
Net investment income (loss)		24,482,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,420,193
Foreign currency transactions	(8,861)
Total net realized gain (loss)		12,411,332
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	401,015,057
Assets and liabilities in foreign currencies	(3,146)
Total change in net unrealized appreciation (depreciation)		401,011,911
Net gain (loss)		413,423,243
Net increase (decrease) in net assets resulting from operations		$437,906,083

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,482,840	$15,413,377
Net realized gain (loss)	12,411,332	(53,594,387)
Change in net unrealized appreciation (depreciation)	401,011,911	210,754,325
Net increase (decrease) in net assets resulting from operations	437,906,083	172,573,315
Distributions to shareholders	(14,774,337)	(13,506,451)
Share transactions - net increase (decrease)	401,499,038	(4,727,059)
Total increase (decrease) in net assets	824,630,784	154,339,805
Net Assets
Beginning of period	552,959,177	398,619,372
End of period	$1,377,589,961	$552,959,177

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Energy Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.59	$16.59	$27.88	$37.52	$30.70
Income from Investment Operations
Net investment income (loss)A,B	.80	.65C	.57	.35	.12
Net realized and unrealized gain (loss)	15.68	6.94	(11.42)	(9.76)	7.18
Total from investment operations	16.48	7.59	(10.85)	(9.41)	7.30
Distributions from net investment income	(.58)	(.59)	(.44)	(.18)D	(.48)
Distributions from net realized gain	–	–	–	(.05)D	–E
Total distributions	(.58)	(.59)	(.44)	(.23)	(.48)
Net asset value, end of period	$39.49	$23.59	$16.59	$27.88	$37.52
Total ReturnF,G	71.12%	46.78%	(39.54)%	(25.07)%	24.07%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.05%	1.11%	1.14%	1.10%	1.11%
Expenses net of fee waivers, if any	1.04%	1.11%	1.14%	1.10%	1.11%
Expenses net of all reductions	1.04%	1.11%	1.12%	1.09%	1.10%
Net investment income (loss)	2.43%	3.15%C	2.62%	1.14%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$361,023	$175,221	$114,321	$190,992	$278,555
Portfolio turnover rateJ	37%	45%	84%K	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.60%.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.20	$17.00	$28.53	$38.36	$31.37
Income from Investment Operations
Net investment income (loss)A,B	.73	.60C	.53	.27	.03
Net realized and unrealized gain (loss)	16.11	7.13	(11.71)	(9.97)	7.35
Total from investment operations	16.84	7.73	(11.18)	(9.70)	7.38
Distributions from net investment income	(.51)	(.53)	(.35)	(.08)D	(.39)
Distributions from net realized gain	–	–	–	(.05)D	–E
Total distributions	(.51)	(.53)	(.35)	(.13)	(.39)
Net asset value, end of period	$40.53	$24.20	$17.00	$28.53	$38.36
Total ReturnF,G	70.66%	46.37%	(39.66)%	(25.28)%	23.75%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.31%	1.38%	1.40%	1.37%	1.38%
Expenses net of fee waivers, if any	1.31%	1.38%	1.40%	1.36%	1.38%
Expenses net of all reductions	1.31%	1.38%	1.38%	1.36%	1.37%
Net investment income (loss)	2.16%	2.88%C	2.36%	.88%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$114,014	$62,519	$43,768	$87,147	$136,828
Portfolio turnover rateJ	37%	45%	84%K	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.34%.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.60	$15.23	$25.58	$34.39	$28.16
Income from Investment Operations
Net investment income (loss)A,B	.51	.45C	.39	.12	(.11)
Net realized and unrealized gain (loss)	14.38	6.38	(10.52)	(8.93)	6.59
Total from investment operations	14.89	6.83	(10.13)	(8.81)	6.48
Distributions from net investment income	(.41)	(.46)	(.22)	–	(.24)
Distributions from net realized gain	–	–	–	–	–D
Total distributions	(.41)	(.46)	(.22)	–	(.25)E
Net asset value, end of period	$36.08	$21.60	$15.23	$25.58	$34.39
Total ReturnF,G	69.86%	45.68%	(39.95)%	(25.62)%	23.16%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.79%	1.84%	1.86%	1.82%	1.84%
Expenses net of fee waivers, if any	1.78%	1.84%	1.86%	1.82%	1.83%
Expenses net of all reductions	1.78%	1.84%	1.84%	1.81%	1.83%
Net investment income (loss)	1.69%	2.42%C	1.90%	.42%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$105,747	$56,068	$45,212	$90,437	$179,521
Portfolio turnover rateJ	37%	45%	84%K	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.88%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.95	$17.51	$29.39	$39.57	$32.36
Income from Investment Operations
Net investment income (loss)A,B	.97	.74C	.67	.47	.23
Net realized and unrealized gain (loss)	16.57	7.35	(12.02)	(10.31)	7.57
Total from investment operations	17.54	8.09	(11.35)	(9.84)	7.80
Distributions from net investment income	(.66)	(.65)	(.53)	(.30)D	(.58)
Distributions from net realized gain	–	–	–	(.05)D	–E
Total distributions	(.66)	(.65)	(.53)	(.34)F	(.59)F
Net asset value, end of period	$41.83	$24.95	$17.51	$29.39	$39.57
Total ReturnG	71.63%	47.26%	(39.33)%	(24.85)%	24.43%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	.76%	.79%	.82%	.80%	.83%
Expenses net of fee waivers, if any	.76%	.79%	.82%	.80%	.83%
Expenses net of all reductions	.76%	.79%	.80%	.79%	.82%
Net investment income (loss)	2.71%	3.47%C	2.95%	1.44%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$533,005	$177,248	$154,575	$224,599	$373,714
Portfolio turnover rateJ	37%	45%	84%K	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.93%.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$24.91	$17.48	$29.35	$39.35
Income from Investment Operations
Net investment income (loss)B,C	1.02	.80D	.69	.45
Net realized and unrealized gain (loss)	16.52	7.30	(11.97)	(10.03)
Total from investment operations	17.54	8.10	(11.28)	(9.58)
Distributions from net investment income	(.70)	(.67)	(.59)	(.37)E
Distributions from net realized gain	–	–	–	(.05)E
Total distributions	(.70)	(.67)	(.59)	(.42)
Net asset value, end of period	$41.75	$24.91	$17.48	$29.35
Total ReturnF,G	71.83%	47.47%	(39.22)%	(24.34)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.63%	.65%	.66%	.65%J
Expenses net of fee waivers, if any	.62%	.64%	.66%	.64%J
Expenses net of all reductions	.62%	.64%	.64%	.64%J
Net investment income (loss)	2.85%	3.62%D	3.10%	1.82%J
Supplemental Data
Net assets, end of period (000 omitted)	$263,802	$81,903	$40,742	$9,255
Portfolio turnover rateK	37%	45%	84%L	47%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.07%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(8.95)%	7.42%	10.98%
Class M (incl. 3.50% sales charge)	(7.01)%	7.66%	10.96%
Class C (incl. contingent deferred sales charge)	(5.05)%	7.89%	10.98%
Class I	(3.13)%	9.02%	11.99%
Class Z	(3.03)%	9.13%	12.04%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$28,355	Fidelity Advisor® Financial Services Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -4% to -3%, outperforming the -4.69% result of the MSCI U.S. IMI Financials 5% Capped Linked Index, as well as the broad-based S&P 500® index. The top contributor to performance versus the sector index, by far, was stock selection in regional banks. An underweighting and picks within the financial exchanges & data group further lifted the fund's relative result, as did choices in insurance brokers. The portfolio's top individual relative contributor was an overweighting in M&T Bank, which gained roughly 36% the past year and was among our biggest holdings. The second-largest relative contributor this period was avoiding JPMorgan Chase, an index component that returned -22%. Another notable relative contributor was an outsized stake in Arthur J. Gallaghar & Co. (+30%), also one of our largest holdings at period end. In contrast, the primary detractors from performance versus the sector index were security selection and an underweighting in multi-sector holdings. Weak picks among thrifts & mortgage finance stocks, along with out-of-index exposure to the research & consulting services group, also hampered relative performance. Not owning Berkshire Hathaway, an index component that gained 8%, was the biggest individual relative detractor. Also hampering performance was our overweighting in Capital One Financial, which returned -31% and was one of the fund's largest positions. Further holding back performance was our outsized stake in Cannae Holdings (-37%). Notable changes in positioning include increased exposure to the insurance brokers segment and a lower allocation to consumer finance stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Wells Fargo & Co.	5.4
Bank of America Corp.	5.1
M&T Bank Corp.	4.1
Morgan Stanley	3.8
Citigroup, Inc.	3.6
State Street Corp.	3.1
Arthur J. Gallagher & Co.	3.0
Marsh & McLennan Companies, Inc.	3.0
U.S. Bancorp	2.9
Capital One Financial Corp.	2.7
36.7

Industries (% of fund's net assets)

As of July 31, 2022
Banks	36.9%
Insurance	25.2%
Capital Markets	18.7%
Consumer Finance	5.0%
Thrifts & Mortgage Finance	5.0%
IT Services	3.7%
Diversified Financial Services	2.2%
Professional Services	1.9%
Software	1.1%
All Other*	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Financial Services Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Banks - 36.9%
Diversified Banks - 17.1%
Bank of America Corp.	771,556	$26,086,308
Citigroup, Inc.	354,105	18,378,050
Piraeus Financial Holdings SA (a)	315,000	285,180
U.S. Bancorp	318,200	15,019,040
Wells Fargo & Co.	629,728	27,626,166
		87,394,744
Regional Banks - 19.8%
Associated Banc-Corp.	196,800	3,955,680
Bank OZK	88,900	3,564,890
BankUnited, Inc.	72,500	2,816,625
BOK Financial Corp.	35,516	3,126,473
Cadence Bank (b)	150,224	3,920,846
Comerica, Inc.	50,800	3,950,716
East West Bancorp, Inc.	83,000	5,957,740
First Citizens Bancshares, Inc.	9,000	6,810,120
First Interstate Bancsystem, Inc.	125,652	5,124,089
Heartland Financial U.S.A., Inc.	77,300	3,470,770
Huntington Bancshares, Inc.	770,120	10,234,895
M&T Bank Corp.	118,966	21,110,517
PacWest Bancorp	117,900	3,304,737
Popular, Inc.	60,000	4,660,200
Signature Bank (b)	22,800	4,230,996
Truist Financial Corp.	217,600	10,982,272
Wintrust Financial Corp.	46,400	3,992,256
		101,213,822

TOTAL BANKS		188,608,566

Capital Markets - 18.7%
Asset Management & Custody Banks - 9.2%
Affiliated Managers Group, Inc.	24,500	3,096,310
AllianceBernstein Holding LP	5	220
Bank of New York Mellon Corp.	228,000	9,908,880
Brookfield Asset Management, Inc. Class A	96,000	4,766,400
Carlyle Group LP	150,700	5,863,737
Northern Trust Corp.	37,500	3,741,750
Patria Investments Ltd.	281,300	4,053,533
Phoenix Vega Mezz PLC (a)	192,600	11,516
State Street Corp.	219,500	15,593,280
		47,035,626
Financial Exchanges & Data - 1.8%
Bolsa Mexicana de Valores S.A.B. de CV	1,631,200	3,035,870
Cboe Global Markets, Inc.	49,173	6,066,965
		9,102,835
Investment Banking & Brokerage - 7.7%
Lazard Ltd. Class A	191,452	7,211,997
Morgan Stanley	233,200	19,658,760
Raymond James Financial, Inc.	87,550	8,621,049
Virtu Financial, Inc. Class A	169,000	3,942,770
		39,434,576

TOTAL CAPITAL MARKETS		95,573,037

Consumer Finance - 5.0%
Consumer Finance - 5.0%
American Express Co.	14,100	2,171,682
Capital One Financial Corp.	124,338	13,656,043
FirstCash Holdings, Inc.	74,851	5,483,584
OneMain Holdings, Inc.	117,600	4,374,720
		25,686,029
Diversified Financial Services - 2.2%
Multi-Sector Holdings - 0.8%
Cannae Holdings, Inc. (a)	191,540	4,043,409
Other Diversified Financial Services - 1.4%
Apollo Global Management, Inc.	124,900	7,131,790

TOTAL DIVERSIFIED FINANCIAL SERVICES		11,175,199

Insurance - 25.2%
Insurance Brokers - 6.0%
Arthur J. Gallagher & Co.	86,900	15,554,231
Marsh & McLennan Companies, Inc.	92,900	15,231,884
		30,786,115
Life & Health Insurance - 2.8%
Globe Life, Inc.	90,300	9,095,919
Primerica, Inc.	39,500	5,083,255
		14,179,174
Multi-Line Insurance - 2.9%
Assurant, Inc.	39,600	6,960,888
Hartford Financial Services Group, Inc.	119,900	7,729,953
		14,690,841
Property & Casualty Insurance - 11.7%
American Financial Group, Inc.	36,000	4,812,480
Beazley PLC	622,600	4,109,456
Chubb Ltd.	66,300	12,506,832
Fidelity National Financial, Inc.	170,900	6,829,164
First American Financial Corp.	150,700	8,740,600
Hiscox Ltd.	466,600	5,071,981
Old Republic International Corp.	152,700	3,553,329
Selective Insurance Group, Inc.	39,000	3,036,540
The Travelers Companies, Inc.	70,700	11,220,090
		59,880,472
Reinsurance - 1.8%
Reinsurance Group of America, Inc.	79,900	9,250,822

TOTAL INSURANCE		128,787,424

IT Services - 3.2%
Data Processing & Outsourced Services - 3.2%
Global Payments, Inc.	61,400	7,510,448
MasterCard, Inc. Class A	25,200	8,915,508
		16,425,956
Professional Services - 1.9%
Research & Consulting Services - 1.9%
Dun & Bradstreet Holdings, Inc.	265,100	4,177,976
Equifax, Inc.	25,200	5,264,532
		9,442,508
Software - 1.1%
Application Software - 1.1%
Black Knight, Inc. (a)	82,200	5,398,896
Thrifts & Mortgage Finance - 5.0%
Thrifts & Mortgage Finance - 5.0%
Essent Group Ltd.	176,000	7,349,760
MGIC Investment Corp.	441,500	6,242,810
NMI Holdings, Inc. (a)	426,410	8,076,205
Radian Group, Inc.	42,500	950,725
Walker & Dunlop, Inc.	27,200	3,063,808
		25,683,308
TOTAL COMMON STOCKS
(Cost $455,022,533)		506,780,923
	Principal Amount	Value

Convertible Bonds - 0.5%
IT Services - 0.5%
Data Processing & Outsourced Services - 0.5%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $2,673,297)(c)	4,479,000	2,734,646
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 2.01% (d)	1,162,336	1,162,568
Fidelity Securities Lending Cash Central Fund 2.01% (d)(e)	4,927,556	4,928,049
TOTAL MONEY MARKET FUNDS
(Cost $6,090,617)		6,090,617
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $463,786,447)		515,606,186
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(4,713,195)
NET ASSETS - 100%		$510,892,991

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,734,646 or 0.5% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$2,916,314	$148,930,537	$150,684,283	$7,479	$--	$--	$1,162,568	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	11,250	77,556,626	72,639,827	2,103	--	--	4,928,049	0.0%
Total	$2,927,564	$226,487,163	$223,324,110	$9,582	$--	$--	$6,090,617

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$506,780,923	$506,780,923	$--	$--
Convertible Bonds	2,734,646	--	2,734,646	--
Money Market Funds	6,090,617	6,090,617	--	--
Total Investments in Securities:	$515,606,186	$512,871,540	$2,734,646	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $4,840,901) — See accompanying schedule: Unaffiliated issuers (cost $457,695,830)	$509,515,569
Fidelity Central Funds (cost $6,090,617)	6,090,617
Total Investment in Securities (cost $463,786,447)		$515,606,186
Receivable for fund shares sold		508,631
Dividends receivable		585,533
Distributions receivable from Fidelity Central Funds		1,688
Prepaid expenses		1,596
Other receivables		8,399
Total assets		516,712,033
Liabilities
Payable for fund shares redeemed	$435,815
Accrued management fee	214,954
Distribution and service plan fees payable	111,570
Other affiliated payables	84,812
Other payables and accrued expenses	43,842
Collateral on securities loaned	4,928,049
Total liabilities		5,819,042
Net Assets		$510,892,991
Net Assets consist of:
Paid in capital		$440,662,941
Total accumulated earnings (loss)		70,230,050
Net Assets		$510,892,991
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($189,413,013 ÷ 7,198,088 shares)(a)		$26.31
Maximum offering price per share (100/94.25 of $26.31)		$27.92
Class M:
Net Asset Value and redemption price per share ($69,176,385 ÷ 2,662,965 shares)(a)		$25.98
Maximum offering price per share (100/96.50 of $25.98)		$26.92
Class C:
Net Asset Value and offering price per share ($58,176,670 ÷ 2,380,036 shares)(a)		$24.44
Class I:
Net Asset Value, offering price and redemption price per share ($131,118,415 ÷ 4,819,774 shares)		$27.20
Class Z:
Net Asset Value, offering price and redemption price per share ($63,008,508 ÷ 2,319,792 shares)		$27.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$13,693,502
Interest		38,830
Income from Fidelity Central Funds (including $2,103 from security lending)		9,582
Total income		13,741,914
Expenses
Management fee	$2,798,900
Transfer agent fees	876,602
Distribution and service plan fees	1,475,806
Accounting fees	200,292
Custodian fees and expenses	18,104
Independent trustees' fees and expenses	1,734
Registration fees	99,768
Audit	51,054
Legal	1,289
Interest	240
Miscellaneous	2,397
Total expenses before reductions	5,526,186
Expense reductions	(16,316)
Total expenses after reductions		5,509,870
Net investment income (loss)		8,232,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,551,177
Foreign currency transactions	(243)
Total net realized gain (loss)		30,550,934
Change in net unrealized appreciation (depreciation) on investment securities		(69,481,639)
Net gain (loss)		(38,930,705)
Net increase (decrease) in net assets resulting from operations		$(30,698,661)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,232,044	$6,261,269
Net realized gain (loss)	30,550,934	6,257,144
Change in net unrealized appreciation (depreciation)	(69,481,639)	138,800,055
Net increase (decrease) in net assets resulting from operations	(30,698,661)	151,318,468
Distributions to shareholders	(21,010,596)	(7,232,777)
Share transactions - net increase (decrease)	95,349,433	25,541,998
Total increase (decrease) in net assets	43,640,176	169,627,689
Net Assets
Beginning of period	467,252,815	297,625,126
End of period	$510,892,991	$467,252,815

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Financial Services Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$28.41	$18.00	$21.47	$21.84	$19.55
Income from Investment Operations
Net investment income (loss)A,B	.44	.42	.40	.27	.12
Net realized and unrealized gain (loss)	(1.32)	10.55	(3.59)	.07	2.25
Total from investment operations	(.88)	10.97	(3.19)	.34	2.37
Distributions from net investment income	(.43)	(.45)	(.28)	(.18)	(.07)
Distributions from net realized gain	(.80)	(.11)	–	(.53)	(.01)
Total distributions	(1.22)C	(.56)	(.28)	(.71)	(.08)
Net asset value, end of period	$26.31	$28.41	$18.00	$21.47	$21.84
Total ReturnD,E	(3.40)%	61.84%	(15.15)%	2.05%	12.13%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.03%	1.07%	1.09%	1.08%	1.10%
Expenses net of fee waivers, if any	1.03%	1.07%	1.09%	1.07%	1.10%
Expenses net of all reductions	1.03%	1.06%	1.08%	1.07%	1.09%
Net investment income (loss)	1.55%	1.76%	1.97%	1.31%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$189,413	$181,251	$104,761	$145,799	$174,786
Portfolio turnover rateH	40%	51%	88%I	51%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$28.08	$17.79	$21.23	$21.60	$19.34
Income from Investment Operations
Net investment income (loss)A,B	.37	.36	.34	.21	.06
Net realized and unrealized gain (loss)	(1.31)	10.44	(3.55)	.07	2.23
Total from investment operations	(.94)	10.80	(3.21)	.28	2.29
Distributions from net investment income	(.37)	(.39)	(.23)	(.13)	(.02)
Distributions from net realized gain	(.80)	(.11)	–	(.53)	(.01)
Total distributions	(1.16)C	(.51)C	(.23)	(.65)C	(.03)
Net asset value, end of period	$25.98	$28.08	$17.79	$21.23	$21.60
Total ReturnD,E	(3.63)%	61.48%	(15.38)%	1.77%	11.84%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.28%	1.32%	1.35%	1.34%	1.37%
Expenses net of fee waivers, if any	1.28%	1.32%	1.35%	1.34%	1.37%
Expenses net of all reductions	1.28%	1.31%	1.34%	1.33%	1.36%
Net investment income (loss)	1.30%	1.51%	1.72%	1.04%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$69,176	$60,508	$34,828	$48,210	$53,178
Portfolio turnover rateH	40%	51%	88%I	51%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$26.48	$16.80	$20.04	$20.41	$18.34
Income from Investment Operations
Net investment income (loss)A,B	.21	.22	.23	.11	(.04)
Net realized and unrealized gain (loss)	(1.23)	9.85	(3.37)	.07	2.11
Total from investment operations	(1.02)	10.07	(3.14)	.18	2.07
Distributions from net investment income	(.23)	(.28)	(.10)	(.03)	–
Distributions from net realized gain	(.80)	(.11)	–	(.53)	–
Total distributions	(1.02)C	(.39)	(.10)	(.55)C	–
Net asset value, end of period	$24.44	$26.48	$16.80	$20.04	$20.41
Total ReturnD,E	(4.13)%	60.62%	(15.79)%	1.29%	11.29%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.79%	1.83%	1.84%	1.83%	1.86%
Expenses net of fee waivers, if any	1.78%	1.82%	1.84%	1.82%	1.85%
Expenses net of all reductions	1.78%	1.82%	1.83%	1.82%	1.85%
Net investment income (loss)	.80%	1.00%	1.22%	.56%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$58,177	$57,856	$41,947	$71,609	$120,947
Portfolio turnover rateH	40%	51%	88%I	51%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$29.32	$18.55	$22.11	$22.47	$20.11
Income from Investment Operations
Net investment income (loss)A,B	.54	.52	.47	.33	.18
Net realized and unrealized gain (loss)	(1.37)	10.86	(3.69)	.08	2.32
Total from investment operations	(.83)	11.38	(3.22)	.41	2.50
Distributions from net investment income	(.50)	(.50)	(.34)	(.25)	(.13)
Distributions from net realized gain	(.80)	(.11)	–	(.53)	(.01)
Total distributions	(1.29)C	(.61)	(.34)	(.77)C	(.14)
Net asset value, end of period	$27.20	$29.32	$18.55	$22.11	$22.47
Total ReturnD	(3.13)%	62.31%	(14.91)%	2.36%	12.43%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.76%	.79%	.80%	.80%	.83%
Expenses net of fee waivers, if any	.76%	.79%	.80%	.79%	.83%
Expenses net of all reductions	.76%	.78%	.78%	.79%	.82%
Net investment income (loss)	1.82%	2.04%	2.27%	1.59%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$131,118	$118,424	$85,299	$107,059	$162,724
Portfolio turnover rateG	40%	51%	88%H	51%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$29.28	$18.53	$22.09	$21.99
Income from Investment Operations
Net investment income (loss)B,C	.57	.54	.49	.25
Net realized and unrealized gain (loss)	(1.37)	10.86	(3.67)	.66
Total from investment operations	(.80)	11.40	(3.18)	.91
Distributions from net investment income	(.53)	(.54)	(.38)	(.29)
Distributions from net realized gain	(.80)	(.11)	–	(.53)
Total distributions	(1.32)D	(.65)	(.38)	(.81)D
Net asset value, end of period	$27.16	$29.28	$18.53	$22.09
Total ReturnE,F	(3.03)%	62.53%	(14.79)%	4.72%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.64%	.66%	.67%	.66%I
Expenses net of fee waivers, if any	.63%	.66%	.67%	.65%I
Expenses net of all reductions	.63%	.65%	.65%	.65%I
Net investment income (loss)	1.95%	2.17%	2.40%	1.44%I
Supplemental Data
Net assets, end of period (000 omitted)	$63,009	$49,214	$30,790	$7,041
Portfolio turnover rateJ	40%	51%	88%K	51%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(16.97)%	8.99%	14.63%
Class M (incl. 3.50% sales charge)	(15.20)%	9.22%	14.60%
Class C (incl. contingent deferred sales charge)	(13.37)%	9.46%	14.62%
Class I	(11.68)%	10.57%	15.61%
Class Z	(11.56)%	10.68%	15.67%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

46,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$39,167	Fidelity Advisor® Health Care Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -13% to -12%, underperforming the -3.20% return of the MSCI U.S. IMI Health Care 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary detractor, especially in the biotechnology industry. Stock selection and an overweighting in life sciences tools & services and an underweighting in pharmaceuticals also notably hurt. The biggest individual relative detractor was an overweight position in Penumbra (-48%). Penumbra was among our biggest holdings this period. Our second-largest relative detractor this period was avoiding AbbVie, an index component that gained roughly 29%. Avoiding Pfizer, an index component that gained 22%, also hurt the fund's relative performance. In contrast, the largest contributor to performance versus the sector index was an overweighting in managed health care. Also bolstering the fund's relative performance was an underweighting in health care supplies and health care equipment. Not owning Moderna, an index component that returned about -54%, was the fund's top individual relative contributor. Also boosting value was our overweighting in UnitedHealth Group, which gained roughly 33%. The company was the fund's largest holding. Avoiding Medtronic, an index component that returned -28%, also aided relative performance. Notable changes in positioning include increased exposure to the life sciences tools & services industry and a lower allocation to biotechnology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
UnitedHealth Group, Inc.	11.6
Danaher Corp.	6.0
Eli Lilly & Co.	5.8
Thermo Fisher Scientific, Inc.	5.2
Humana, Inc.	4.7
Boston Scientific Corp.	4.6
Cigna Corp.	3.5
Insulet Corp.	2.8
Centene Corp.	2.5
Royalty Pharma PLC	2.4
49.1

Industries (% of fund's net assets)

As of July 31, 2022
Health Care Providers & Services	31.0%
Life Sciences Tools & Services	18.3%
Biotechnology	17.7%
Health Care Equipment & Supplies	15.0%
Pharmaceuticals	14.5%
Health Care Technology	2.0%
Personal Products	0.4%
Diversified Financial Services	0.2%
Specialty Retail	0.2%
All Others*	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Health Care Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Biotechnology - 17.1%
Biotechnology - 17.1%
ADC Therapeutics SA (a)	593,200	$4,395,612
Agios Pharmaceuticals, Inc. (a)(b)	500,000	10,785,000
Alnylam Pharmaceuticals, Inc. (a)	420,000	59,656,800
Ambrx Biopharma, Inc. ADR (a)	227,300	631,894
Arcutis Biotherapeutics, Inc. (a)	424,711	10,303,489
Argenx SE ADR (a)	340,000	123,831,400
Ascendis Pharma A/S sponsored ADR (a)	565,607	48,376,367
Avid Bioservices, Inc. (a)	700,000	13,755,000
Beam Therapeutics, Inc. (a)(b)	280,000	17,634,400
BeiGene Ltd. ADR (a)	35,228	5,921,122
Blueprint Medicines Corp. (a)	560,000	28,593,600
Celldex Therapeutics, Inc. (a)	443,429	13,622,139
Century Therapeutics, Inc. (a)	600,000	6,342,000
Cerevel Therapeutics Holdings (a)	950,000	24,975,500
Cytokinetics, Inc. (a)	1,180,000	49,949,400
Denali Therapeutics, Inc. (a)	350,000	11,907,000
Erasca, Inc.	1,800,000	13,572,000
Exelixis, Inc. (a)	1,120,000	23,430,400
Fate Therapeutics, Inc. (a)(b)	250,000	7,632,500
Generation Bio Co. (a)	297,443	1,897,686
Graphite Bio, Inc. (a)	600,000	1,890,000
Imago BioSciences, Inc.	200,000	3,220,000
Innovent Biologics, Inc. (a)(c)	5,600,000	23,363,355
Instil Bio, Inc. (a)(b)	1,080,000	6,091,200
Intellia Therapeutics, Inc. (a)	320,000	20,723,200
Janux Therapeutics, Inc. (a)	400,000	4,968,000
Keros Therapeutics, Inc. (a)	280,000	8,982,400
Legend Biotech Corp. ADR (a)	875,000	41,335,000
Mirati Therapeutics, Inc. (a)	140,000	9,016,000
Morphic Holding, Inc. (a)	191,000	5,055,770
Nuvalent, Inc. Class A (a)(b)	234,487	3,484,477
Poseida Therapeutics, Inc. (a)	1,025,220	2,552,798
PTC Therapeutics, Inc. (a)	799,700	34,826,935
Regeneron Pharmaceuticals, Inc. (a)	220,000	127,971,800
Relay Therapeutics, Inc. (a)(b)	1,000,000	19,020,000
Sarepta Therapeutics, Inc. (a)	420,000	39,039,000
Scholar Rock Holding Corp. (a)(b)	93,003	638,001
Shattuck Labs, Inc. (a)	668,725	2,547,842
Stoke Therapeutics, Inc. (a)	320,000	4,732,800
uniQure B.V. (a)(b)	440,000	11,154,000
Vaxcyte, Inc. (a)	540,000	12,463,200
Vertex Pharmaceuticals, Inc. (a)	235,000	65,896,350
Verve Therapeutics, Inc. (a)(b)	180,000	4,431,600
Xencor, Inc. (a)	1,000,000	28,690,000
Xenon Pharmaceuticals, Inc. (a)	311,888	10,339,087
Zai Lab Ltd. (a)	4,000,000	16,331,418
Zentalis Pharmaceuticals, Inc. (a)(b)	616,288	17,995,610
		1,003,973,152
Health Care Equipment & Supplies - 15.0%
Health Care Equipment - 15.0%
Boston Scientific Corp. (a)	6,648,758	272,931,516
Envista Holdings Corp. (a)	1,120,000	45,528,000
Hologic, Inc. (a)	300,000	21,414,000
Insulet Corp. (a)	665,180	164,831,604
Masimo Corp. (a)	280,000	40,482,400
Nevro Corp. (a)	104,000	4,508,400
Novocure Ltd. (a)	240,504	16,351,867
Outset Medical, Inc. (a)	600,000	9,270,000
Penumbra, Inc. (a)	970,000	135,198,600
PROCEPT BioRobotics Corp.	400,000	15,320,000
ResMed, Inc.	418,000	100,537,360
Tandem Diabetes Care, Inc. (a)	820,000	54,292,200
		880,665,947
Health Care Providers & Services - 31.0%
Health Care Facilities - 3.3%
Cano Health, Inc. (a)(b)	4,000,000	24,360,000
HCA Holdings, Inc.	485,000	103,023,700
Surgery Partners, Inc. (a)	1,400,000	55,132,000
The Oncology Institute, Inc. (a)(d)	1,472,782	9,514,172
		192,029,872
Health Care Services - 7.5%
agilon health, Inc. (a)(b)	3,500,000	87,605,000
Cigna Corp.	745,000	205,143,200
Guardant Health, Inc. (a)	409,800	20,559,666
LifeStance Health Group, Inc. (a)	3,000,000	17,880,000
Oak Street Health, Inc. (a)(b)	3,810,747	110,321,126
		441,508,992
Managed Health Care - 20.2%
Alignment Healthcare, Inc. (a)	2,281,500	33,492,420
Centene Corp. (a)	1,600,000	148,752,000
Humana, Inc.	570,000	274,740,000
Molina Healthcare, Inc. (a)	145,000	47,519,400
UnitedHealth Group, Inc.	1,265,000	686,060,098
		1,190,563,918

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,824,102,782

Health Care Technology - 1.7%
Health Care Technology - 1.7%
Definitive Healthcare Corp. (b)	330,000	8,573,400
Doximity, Inc. (a)(b)	750,000	31,740,000
Inspire Medical Systems, Inc. (a)	228,000	47,649,720
Medlive Technology Co. Ltd. (c)	2,180,000	2,771,551
Phreesia, Inc. (a)	504,577	11,852,514
		102,587,185
Life Sciences Tools & Services - 18.3%
Life Sciences Tools & Services - 18.3%
10X Genomics, Inc. (a)(b)	330,000	13,249,500
Agilent Technologies, Inc.	320,000	42,912,000
Avantor, Inc. (a)	1,240,000	35,984,800
Bio-Rad Laboratories, Inc. Class A (a)	74,000	41,681,240
Bruker Corp.	1,000,000	68,550,000
Charles River Laboratories International, Inc. (a)	115,000	28,812,100
Danaher Corp.	1,220,000	355,593,400
Lonza Group AG	75,000	45,581,371
Olink Holding AB ADR (a)(b)	800,000	10,760,000
Quanterix Corp. (a)	260,000	4,157,400
Sartorius Stedim Biotech	64,000	25,484,204
Seer, Inc. (a)	713,000	6,417,000
Stevanato Group SpA	850,000	14,543,500
Thermo Fisher Scientific, Inc.	510,000	305,189,100
West Pharmaceutical Services, Inc.	228,000	78,331,680
		1,077,247,295
Personal Products - 0.4%
Personal Products - 0.4%
The Beauty Health Co. (a)(d)	1,000,000	13,320,000
The Beauty Health Co. (a)(b)	737,177	9,819,198
		23,139,198
Pharmaceuticals - 14.3%
Pharmaceuticals - 14.3%
Arvinas Holding Co. LLC (a)	381,600	20,266,776
AstraZeneca PLC (United Kingdom)	880,000	115,756,335
Bristol-Myers Squibb Co.	1,140,000	84,109,200
Eli Lilly & Co.	1,030,000	339,580,700
Merck & Co., Inc.	400,000	35,736,000
Pharvaris BV (a)	400,000	8,440,000
Roche Holding AG (participation certificate)	235,000	78,021,061
Royalty Pharma PLC (b)	3,271,104	142,260,313
Theseus Pharmaceuticals, Inc.	400,000	2,884,000
UCB SA	180,000	14,036,835
		841,091,220
Specialty Retail - 0.2%
Specialty Stores - 0.2%
Warby Parker, Inc. (a)(b)	870,000	10,779,300
TOTAL COMMON STOCKS
(Cost $4,180,248,626)		5,763,586,079

Preferred Stocks - 1.3%
Convertible Preferred Stocks - 1.1%
Biotechnology - 0.6%
Biotechnology - 0.6%
Asimov, Inc. Series B (d)(e)	67,547	4,646,558
Caris Life Sciences, Inc. Series D (a)(d)(e)	2,082,481	11,536,945
Cleerly, Inc. Series C (d)(e)	882,089	10,391,538
Element Biosciences, Inc. Series C (a)(d)(e)	376,690	5,145,585
ElevateBio LLC Series C (a)(d)(e)	163,300	746,771
Inscripta, Inc. Series E (a)(d)(e)	826,424	5,024,658
		37,492,055
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	236,142	2,118,194
Health Care Technology - 0.3%
Health Care Technology - 0.3%
Aledade, Inc.:
Series B1 (a)(d)(e)	130,618	6,506,083
Series E1 (d)(e)	46,526	2,317,460
Omada Health, Inc. Series E (d)(e)	1,456,953	4,021,190
Wugen, Inc. Series B (a)(d)(e)	300,054	1,299,234
		14,143,967
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Aristea Therapeutics, Inc. Series B (a)(d)(e)	638,900	6,012,049
Galvanize Therapeutics Series B (d)(e)	2,552,870	4,419,748
		10,431,797

TOTAL CONVERTIBLE PREFERRED STOCKS		64,186,013

Nonconvertible Preferred Stocks - 0.2%
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Thriveworks TopCo LLC Series B (d)(e)(f)	327,591	9,402,913
TOTAL PREFERRED STOCKS
(Cost $88,347,897)		73,588,926

Money Market Funds - 6.5%
Fidelity Cash Central Fund 2.01% (g)	37,771,369	37,778,923
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	346,034,024	346,068,627
TOTAL MONEY MARKET FUNDS
(Cost $383,847,550)		383,847,550
TOTAL INVESTMENT IN SECURITIES - 105.8%
(Cost $4,652,444,073)		6,221,022,555
NET OTHER ASSETS (LIABILITIES) - (5.8)%		(339,529,038)
NET ASSETS - 100%		$5,881,493,517

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,134,906 or 0.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $96,423,098 or 1.6% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aledade, Inc. Series B1	5/7/21	$5,001,455
Aledade, Inc. Series E1	5/20/22	$2,317,665
Aristea Therapeutics, Inc. Series B	10/6/20	$3,522,703
Asimov, Inc. Series B	10/29/21	$6,260,303
Caris Life Sciences, Inc. Series D	5/11/21	$16,868,096
Cleerly, Inc. Series C	7/8/22	$10,391,538
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$3,353,960
Element Biosciences, Inc. Series C	6/21/21	$7,743,503
ElevateBio LLC Series C	3/9/21	$685,044
Galvanize Therapeutics Series B	3/29/22	$4,419,746
Inscripta, Inc. Series E	3/30/21	$7,297,324
Omada Health, Inc. Series E	12/22/21	$8,734,725
The Beauty Health Co.	12/8/20	$10,000,000
The Oncology Institute, Inc.	6/28/21	$14,727,820
Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	$9,402,913
Wugen, Inc. Series B	7/9/21	$2,326,889

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$26,773,635	$927,993,860	$916,988,572	$110,739	$--	$--	$37,778,923	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	90,896,753	1,222,450,505	967,278,631	1,015,901	--	--	346,068,627	1.0%
Total	$117,670,388	$2,150,444,365	$1,884,267,203	$1,126,640	$--	$--	$383,847,550

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$5,763,586,079	$5,524,227,312	$239,358,767	$--
Preferred Stocks	73,588,926	--	--	73,588,926
Money Market Funds	383,847,550	383,847,550	--	--
Total Investments in Securities:	$6,221,022,555	$5,908,074,862	$239,358,767	$73,588,926

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$54,676,052
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(17,038,922)
Cost of Purchases	35,951,796
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$73,588,926
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(17,038,922)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $334,557,882) — See accompanying schedule: Unaffiliated issuers (cost $4,268,596,523)	$5,837,175,005
Fidelity Central Funds (cost $383,847,550)	383,847,550
Total Investment in Securities (cost $4,652,444,073)		$6,221,022,555
Cash		1,150,839
Receivable for investments sold		30,965,502
Receivable for fund shares sold		4,649,559
Dividends receivable		2,533,726
Distributions receivable from Fidelity Central Funds		135,197
Prepaid expenses		7,836
Other receivables		16,078
Total assets		6,260,481,292
Liabilities
Payable for investments purchased	$25,360,088
Payable for fund shares redeemed	3,339,614
Accrued management fee	2,493,910
Distribution and service plan fees payable	839,261
Other affiliated payables	780,003
Other payables and accrued expenses	108,149
Collateral on securities loaned	346,066,750
Total liabilities		378,987,775
Net Assets		$5,881,493,517
Net Assets consist of:
Paid in capital		$4,415,231,505
Total accumulated earnings (loss)		1,466,262,012
Net Assets		$5,881,493,517
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,488,238,067 ÷ 25,843,522 shares)(a)		$57.59
Maximum offering price per share (100/94.25 of $57.59)		$61.10
Class M:
Net Asset Value and redemption price per share ($330,452,146 ÷ 6,263,689 shares)(a)		$52.76
Maximum offering price per share (100/96.50 of $52.76)		$54.67
Class C:
Net Asset Value and offering price per share ($501,742,061 ÷ 11,668,425 shares)(a)		$43.00
Class I:
Net Asset Value, offering price and redemption price per share ($2,743,740,418 ÷ 42,984,805 shares)		$63.83
Class Z:
Net Asset Value, offering price and redemption price per share ($817,320,825 ÷ 12,784,386 shares)		$63.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$34,421,935
Income from Fidelity Central Funds (including $1,015,901 from security lending)		1,126,640
Total income		35,548,575
Expenses
Management fee	$34,059,743
Transfer agent fees	9,795,872
Distribution and service plan fees	11,718,614
Accounting fees	1,121,607
Custodian fees and expenses	121,580
Independent trustees' fees and expenses	21,867
Registration fees	211,342
Audit	52,883
Legal	11,382
Interest	2,915
Miscellaneous	25,965
Total expenses before reductions	57,143,770
Expense reductions	(204,580)
Total expenses after reductions		56,939,190
Net investment income (loss)		(21,390,615)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,437,004
Foreign currency transactions	96,488
Total net realized gain (loss)		27,533,492
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(867,833,493)
Unfunded commitments	1,565,567
Assets and liabilities in foreign currencies	(363,754)
Total change in net unrealized appreciation (depreciation)		(866,631,680)
Net gain (loss)		(839,098,188)
Net increase (decrease) in net assets resulting from operations		$(860,488,803)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(21,390,615)	$(20,662,802)
Net realized gain (loss)	27,533,492	545,420,950
Change in net unrealized appreciation (depreciation)	(866,631,680)	673,250,658
Net increase (decrease) in net assets resulting from operations	(860,488,803)	1,198,008,806
Distributions to shareholders	(421,462,568)	(356,031,852)
Share transactions - net increase (decrease)	(34,838,590)	823,653,502
Total increase (decrease) in net assets	(1,316,789,961)	1,665,630,456
Net Assets
Beginning of period	7,198,283,478	5,532,653,022
End of period	$5,881,493,517	$7,198,283,478

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$69.58	$61.07	$49.21	$50.14	$41.85
Income from Investment Operations
Net investment income (loss)A,B	(.26)	(.26)	(.04)	(.07)	(.07)
Net realized and unrealized gain (loss)	(7.58)	12.55	12.08	1.36	8.36
Total from investment operations	(7.84)	12.29	12.04	1.29	8.29
Distributions from net investment income	–	(.16)	–	–	–
Distributions from net realized gain	(4.15)	(3.62)	(.18)	(2.22)	–
Total distributions	(4.15)	(3.78)	(.18)	(2.22)	–
Net asset value, end of period	$57.59	$69.58	$61.07	$49.21	$50.14
Total ReturnC,D	(11.90)%	20.70%	24.50%	2.87%	19.81%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.97%	.98%	1.01%	1.02%	1.05%
Expenses net of fee waivers, if any	.97%	.98%	1.00%	1.02%	1.05%
Expenses net of all reductions	.97%	.98%	1.00%	1.02%	1.04%
Net investment income (loss)	(.42)%	(.39)%	(.07)%	(.14)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,488,238	$1,735,235	$1,372,082	$1,121,411	$1,003,430
Portfolio turnover rateG	33%	38%	53%H	45%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$64.25	$56.62	$45.75	$46.89	$39.25
Income from Investment Operations
Net investment income (loss)A,B	(.38)	(.39)	(.16)	(.18)	(.18)
Net realized and unrealized gain (loss)	(6.96)	11.61	11.21	1.26	7.82
Total from investment operations	(7.34)	11.22	11.05	1.08	7.64
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	(4.15)	(3.57)	(.18)	(2.22)	–
Total distributions	(4.15)	(3.59)	(.18)	(2.22)	–
Net asset value, end of period	$52.76	$64.25	$56.62	$45.75	$46.89
Total ReturnC,D	(12.12)%	20.39%	24.19%	2.61%	19.46%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.22%	1.23%	1.26%	1.28%	1.32%
Expenses net of fee waivers, if any	1.22%	1.23%	1.26%	1.28%	1.32%
Expenses net of all reductions	1.22%	1.23%	1.26%	1.28%	1.31%
Net investment income (loss)	(.67)%	(.65)%	(.33)%	(.40)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$330,452	$402,175	$349,280	$306,758	$298,061
Portfolio turnover rateG	33%	38%	53%H	45%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$53.40	$47.63	$38.70	$40.21	$33.82
Income from Investment Operations
Net investment income (loss)A,B	(.55)	(.58)	(.34)	(.34)	(.33)
Net realized and unrealized gain (loss)	(5.70)	9.71	9.45	1.05	6.72
Total from investment operations	(6.25)	9.13	9.11	.71	6.39
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(4.15)	(3.36)	(.18)	(2.22)	–
Total distributions	(4.15)	(3.36)	(.18)	(2.22)	–
Net asset value, end of period	$43.00	$53.40	$47.63	$38.70	$40.21
Total ReturnC,D	(12.56)%	19.78%	23.58%	2.10%	18.89%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.72%	1.73%	1.76%	1.77%	1.80%
Expenses net of fee waivers, if any	1.72%	1.73%	1.76%	1.77%	1.80%
Expenses net of all reductions	1.72%	1.73%	1.75%	1.77%	1.79%
Net investment income (loss)	(1.17)%	(1.15)%	(.82)%	(.88)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$501,742	$697,626	$654,487	$585,093	$669,639
Portfolio turnover rateG	33%	38%	53%H	45%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$76.48	$66.81	$53.77	$54.43	$45.35
Income from Investment Operations
Net investment income (loss)A,B	(.11)	(.10)	.11	.07	.05
Net realized and unrealized gain (loss)	(8.39)	13.76	13.22	1.49	9.06
Total from investment operations	(8.50)	13.66	13.33	1.56	9.11
Distributions from net investment income	–	(.30)	–	–	–
Distributions from net realized gain	(4.15)	(3.69)	(.29)	(2.22)	(.03)
Total distributions	(4.15)	(3.99)	(.29)	(2.22)	(.03)
Net asset value, end of period	$63.83	$76.48	$66.81	$53.77	$54.43
Total ReturnC	(11.68)%	21.01%	24.84%	3.14%	20.09%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.71%	.72%	.74%	.76%	.79%
Expenses net of fee waivers, if any	.71%	.72%	.74%	.76%	.79%
Expenses net of all reductions	.71%	.72%	.74%	.76%	.78%
Net investment income (loss)	(.16)%	(.13)%	.19%	.13%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$2,743,740	$3,410,787	$2,546,323	$1,783,417	$1,316,804
Portfolio turnover rateF	33%	38%	53%G	45%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$76.55	$66.88	$53.84	$57.87
Income from Investment Operations
Net investment income (loss)B,C	(.03)	(.01)	.19	.13
Net realized and unrealized gain (loss)	(8.38)	13.77	13.22	(1.94)
Total from investment operations	(8.41)	13.76	13.41	(1.81)
Distributions from net investment income	–	(.37)	–	–
Distributions from net realized gain	(4.21)	(3.73)	(.37)	(2.22)
Total distributions	(4.21)	(4.09)D	(.37)	(2.22)
Net asset value, end of period	$63.93	$76.55	$66.88	$53.84
Total ReturnE,F	(11.56)%	21.15%	24.98%	(2.86)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.59%	.60%	.61%	.62%I
Expenses net of fee waivers, if any	.59%	.60%	.61%	.62%I
Expenses net of all reductions	.59%	.59%	.61%	.62%I
Net investment income (loss)	(.04)%	(.01)%	.32%	.30%I
Supplemental Data
Net assets, end of period (000 omitted)	$817,321	$952,460	$610,481	$238,873
Portfolio turnover rateJ	33%	38%	53%K	45%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(13.09)%	5.44%	9.57%
Class M (incl. 3.50% sales charge)	(11.25)%	5.67%	9.55%
Class C (incl. contingent deferred sales charge)	(9.21)%	5.90%	9.56%
Class I	(7.55)%	6.98%	10.52%
Class Z	(7.42)%	7.09%	10.57%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$24,943	Fidelity Advisor® Industrials Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Janet Glazer:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -8% to -7%, roughly in line with the -7.21% result of the MSCI US IMI Industrials 25/50 Linked Index, but underperforming the broad-based S&P 500® index. Versus the sector index, market selection was the primary contributor. Security selection in industrial machinery and an overweighting in aerospace & defense also helped. The biggest individual relative contributor was our outsized stake in WillScot Mobile Mini (+20%), which was a stake we established the past 12 months. Also lifting performance was our overweighting in Howmet Aerospace, which gained 13%. Howmet Aerospace was among our largest holdings. Another notable relative contributor was our overweighting in Regal Rexnord (+171%), a position not held at period end. Conversely, the biggest detractor from performance versus the sector index were stock picks in aerospace & defense. Weak stock selection in research & consulting services and electronic equipment & instruments also hampered the fund's relative result. The fund's biggest individual relative detractor was an outsized stake in Teledyne Technologies, which returned -14% the past year. The company was among the fund’s largest holdings as of July 31. Also hindering performance was an underweighting in Lockheed Martin, which gained about 15%. This was a position we established the past 12 months. Avoiding Northrop Grumman, an index component that gained 34%, also hurt relative performance. Notable changes in positioning include increased exposure to the aerospace & defense subindustry and a lower allocation to industrial conglomerates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Roper Technologies, Inc.	12.6
Willscot Mobile Mini Holdings	6.5
FTI Consulting, Inc.	5.7
Fortive Corp.	5.7
AMETEK, Inc.	5.4
Teledyne Technologies, Inc.	5.3
Crane Holdings Co.	4.9
Howmet Aerospace, Inc.	4.8
Raytheon Technologies Corp.	4.5
TransDigm Group, Inc.	4.5
59.9

Industries (% of fund's net assets)

As of July 31, 2022
Aerospace & Defense	28.8%
Machinery	19.2%
Software	12.6%
Construction & Engineering	9.9%
Electrical Equipment	6.0%
Professional Services	5.8%
Electronic Equipment & Components	5.3%
Road & Rail	5.2%
Industrial Conglomerates	4.3%
Commercial Services & Supplies	2.7%
Building Products	0.2%

Fidelity Advisor® Industrials Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
Aerospace & Defense - 28.8%
Aerospace & Defense - 28.8%
General Dynamics Corp.	16,300	$3,694,721
HEICO Corp. (a)	68,400	10,787,364
HEICO Corp. Class A	105,300	13,444,704
Hexcel Corp.	28,600	1,730,586
Howmet Aerospace, Inc.	613,300	22,771,829
Lockheed Martin Corp.	31,700	13,117,777
Raytheon Technologies Corp. (a)	225,900	21,056,139
Spirit AeroSystems Holdings, Inc. Class A	140,800	4,621,056
The Boeing Co. (b)	113,900	18,145,409
TransDigm Group, Inc. (b)	33,814	21,043,805
Triumph Group, Inc. (b)	334,547	5,198,860
		135,612,250
Building Products - 0.2%
Building Products - 0.2%
Builders FirstSource, Inc. (b)	11,500	782,000
Commercial Services & Supplies - 2.7%
Diversified Support Services - 0.1%
Copart, Inc. (b)	5,200	666,120
Environmental & Facility Services - 2.6%
Tetra Tech, Inc.	800	122,616
Waste Connections, Inc. (United States)	90,000	12,003,300
		12,125,916

TOTAL COMMERCIAL SERVICES & SUPPLIES		12,792,036

Construction & Engineering - 9.9%
Construction & Engineering - 9.9%
AECOM	11,700	842,400
Quanta Services, Inc.	109,000	15,121,570
Willscot Mobile Mini Holdings (b)	793,400	30,633,174
		46,597,144
Electrical Equipment - 6.0%
Electrical Components & Equipment - 6.0%
Acuity Brands, Inc.	4,538	827,731
AMETEK, Inc.	208,334	25,729,249
nVent Electric PLC	52,700	1,860,837
		28,417,817
Electronic Equipment & Components - 5.3%
Electronic Equipment & Instruments - 5.3%
Teledyne Technologies, Inc. (b)	64,300	25,167,020
Industrial Conglomerates - 4.3%
Industrial Conglomerates - 4.3%
Honeywell International, Inc.	104,894	20,187,899
Machinery - 19.2%
Industrial Machinery - 19.2%
Chart Industries, Inc. (a)(b)	88,600	17,284,974
Crane Holdings Co.	230,800	22,833,044
Flowserve Corp. (a)	450,181	15,234,125
Fortive Corp.	416,575	26,848,259
Ingersoll Rand, Inc.	162,300	8,082,540
		90,282,942
Professional Services - 5.8%
Research & Consulting Services - 5.8%
Clarivate Analytics PLC (b)	21,800	315,882
FTI Consulting, Inc. (a)(b)	164,733	26,943,729
		27,259,611
Road & Rail - 5.2%
Railroads - 4.5%
CSX Corp.	330,700	10,691,531
Norfolk Southern Corp.	17,591	4,418,331
Union Pacific Corp.	26,279	5,973,217
		21,083,079
Trucking - 0.7%
J.B. Hunt Transport Services, Inc.	17,753	3,253,592
Old Dominion Freight Lines, Inc.	400	121,404
		3,374,996

TOTAL ROAD & RAIL		24,458,075

Software - 12.6%
Application Software - 12.6%
Roper Technologies, Inc.	136,232	59,488,429
TOTAL COMMON STOCKS
(Cost $426,303,556)		471,045,223

Money Market Funds - 13.3%
Fidelity Cash Central Fund 2.01% (c)	1,335,205	1,335,472
Fidelity Securities Lending Cash Central Fund 2.01% (c)(d)	61,448,930	61,455,075
TOTAL MONEY MARKET FUNDS
(Cost $62,790,547)		62,790,547
TOTAL INVESTMENT IN SECURITIES - 113.3%
(Cost $489,094,103)		533,835,770
NET OTHER ASSETS (LIABILITIES) - (13.3)%		(62,519,100)
NET ASSETS - 100%		$471,316,670

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$7,140,324	$127,201,950	$133,006,802	$4,253	$--	$--	$1,335,472	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	--	196,062,895	134,607,820	12,308	--	--	61,455,075	0.2%
Total	$7,140,324	$323,264,845	$267,614,622	$16,561	$--	$--	$62,790,547

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$471,045,223	$471,045,223	$--	$--
Money Market Funds	62,790,547	62,790,547	--	--
Total Investments in Securities:	$533,835,770	$533,835,770	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $61,963,803) — See accompanying schedule: Unaffiliated issuers (cost $426,303,556)	$471,045,223
Fidelity Central Funds (cost $62,790,547)	62,790,547
Total Investment in Securities (cost $489,094,103)		$533,835,770
Receivable for fund shares sold		106,753
Dividends receivable		30,729
Distributions receivable from Fidelity Central Funds		4,361
Prepaid expenses		2,757
Total assets		533,980,370
Liabilities
Payable for fund shares redeemed	$802,176
Accrued management fee	194,809
Distribution and service plan fees payable	90,373
Other affiliated payables	79,413
Other payables and accrued expenses	41,854
Collateral on securities loaned	61,455,075
Total liabilities		62,663,700
Net Assets		$471,316,670
Net Assets consist of:
Paid in capital		$416,914,113
Total accumulated earnings (loss)		54,402,557
Net Assets		$471,316,670
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($214,575,919 ÷ 6,268,715 shares)(a)		$34.23
Maximum offering price per share (100/94.25 of $34.23)		$36.32
Class M:
Net Asset Value and redemption price per share ($49,500,836 ÷ 1,497,657 shares)(a)		$33.05
Maximum offering price per share (100/96.50 of $33.05)		$34.25
Class C:
Net Asset Value and offering price per share ($37,417,299 ÷ 1,302,659 shares)(a)		$28.72
Class I:
Net Asset Value, offering price and redemption price per share ($145,848,818 ÷ 3,946,716 shares)		$36.95
Class Z:
Net Asset Value, offering price and redemption price per share ($23,973,798 ÷ 649,595 shares)		$36.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$3,907,857
Income from Fidelity Central Funds (including $12,308 from security lending)		16,561
Total income		3,924,418
Expenses
Management fee	$3,086,133
Transfer agent fees	984,663
Distribution and service plan fees	1,341,055
Accounting fees	214,882
Custodian fees and expenses	17,263
Independent trustees' fees and expenses	2,005
Registration fees	79,345
Audit	48,814
Legal	3,749
Interest	1,063
Miscellaneous	3,307
Total expenses before reductions	5,782,279
Expense reductions	(18,417)
Total expenses after reductions		5,763,862
Net investment income (loss)		(1,839,444)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,053,217
Foreign currency transactions	(4,899)
Total net realized gain (loss)		43,048,318
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(88,564,507)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(88,564,513)
Net gain (loss)		(45,516,195)
Net increase (decrease) in net assets resulting from operations		$(47,355,639)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,839,444)	$(2,253,821)
Net realized gain (loss)	43,048,318	131,391,098
Change in net unrealized appreciation (depreciation)	(88,564,513)	39,130,944
Net increase (decrease) in net assets resulting from operations	(47,355,639)	168,268,221
Distributions to shareholders	(121,901,185)	(3,415,748)
Share transactions - net increase (decrease)	(34,069,737)	58,057,679
Total increase (decrease) in net assets	(203,326,561)	222,910,152
Net Assets
Beginning of period	674,643,231	451,733,079
End of period	$471,316,670	$674,643,231

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$45.64	$33.85	$38.95	$42.62	$37.89
Income from Investment Operations
Net investment income (loss)A,B	(.14)	(.17)	.18C	.24	.13
Net realized and unrealized gain (loss)	(2.62)	12.20	(2.46)	(.02)	5.87
Total from investment operations	(2.76)	12.03	(2.28)	.22	6.00
Distributions from net investment income	–	–	(.25)	(.19)	(.10)
Distributions from net realized gain	(8.65)	(.24)	(2.57)	(3.70)	(1.17)
Total distributions	(8.65)	(.24)	(2.82)	(3.89)	(1.27)
Net asset value, end of period	$34.23	$45.64	$33.85	$38.95	$42.62
Total ReturnD,E	(7.79)%	35.63%	(6.58)%	2.06%	15.97%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.02%	1.03%	1.05%	1.04%	1.06%
Expenses net of fee waivers, if any	1.01%	1.03%	1.05%	1.04%	1.06%
Expenses net of all reductions	1.01%	1.01%	1.03%	1.03%	1.05%
Net investment income (loss)	(.35)%	(.40)%	.49%C	.63%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$214,576	$264,130	$199,835	$268,483	$303,201
Portfolio turnover rateH	106%	205%	219%I	125%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$44.31	$32.96	$37.99	$41.65	$37.03
Income from Investment Operations
Net investment income (loss)A,B	(.23)	(.27)	.08C	.14	.03
Net realized and unrealized gain (loss)	(2.53)	11.86	(2.39)	(.03)	5.74
Total from investment operations	(2.76)	11.59	(2.31)	.11	5.77
Distributions from net investment income	–	–	(.15)	(.07)	–
Distributions from net realized gain	(8.50)	(.24)	(2.57)	(3.70)	(1.15)
Total distributions	(8.50)	(.24)	(2.72)	(3.77)	(1.15)
Net asset value, end of period	$33.05	$44.31	$32.96	$37.99	$41.65
Total ReturnD,E	(8.03)%	35.25%	(6.82)%	1.78%	15.70%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.27%	1.29%	1.31%	1.31%	1.32%
Expenses net of fee waivers, if any	1.27%	1.29%	1.31%	1.30%	1.32%
Expenses net of all reductions	1.27%	1.27%	1.30%	1.30%	1.31%
Net investment income (loss)	(.60)%	(.66)%	.23%C	.37%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$49,501	$56,680	$45,157	$61,570	$72,143
Portfolio turnover rateH	106%	205%	219%I	125%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$39.46	$29.52	$34.27	$38.09	$34.09
Income from Investment Operations
Net investment income (loss)A,B	(.37)	(.41)	(.08)C	(.04)	(.16)
Net realized and unrealized gain (loss)	(2.19)	10.59	(2.15)	(.08)	5.28
Total from investment operations	(2.56)	10.18	(2.23)	(.12)	5.12
Distributions from net investment income	–	–	(.03)	–	–
Distributions from net realized gain	(8.18)	(.24)	(2.49)	(3.70)	(1.12)
Total distributions	(8.18)	(.24)	(2.52)	(3.70)	(1.12)
Net asset value, end of period	$28.72	$39.46	$29.52	$34.27	$38.09
Total ReturnD,E	(8.48)%	34.58%	(7.27)%	1.28%	15.13%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.77%	1.79%	1.81%	1.80%	1.82%
Expenses net of fee waivers, if any	1.77%	1.79%	1.81%	1.80%	1.82%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.79%	1.81%
Net investment income (loss)	(1.10)%	(1.16)%	(.26)%C	(.12)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$37,417	$55,576	$53,969	$90,512	$138,249
Portfolio turnover rateH	106%	205%	219%I	125%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.46) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$48.64	$35.97	$41.20	$44.85	$39.80
Income from Investment Operations
Net investment income (loss)A,B	(.03)	(.06)	.29C	.37	.25
Net realized and unrealized gain (loss)	(2.84)	12.97	(2.60)	(.02)	6.18
Total from investment operations	(2.87)	12.91	(2.31)	.35	6.43
Distributions from net investment income	–	–	(.35)	(.30)	(.21)
Distributions from net realized gain	(8.82)	(.24)	(2.57)	(3.70)	(1.17)
Total distributions	(8.82)	(.24)	(2.92)	(4.00)	(1.38)
Net asset value, end of period	$36.95	$48.64	$35.97	$41.20	$44.85
Total ReturnD	(7.55)%	35.98%	(6.32)%	2.31%	16.30%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.75%	.76%	.78%	.78%	.80%
Expenses net of fee waivers, if any	.75%	.76%	.78%	.77%	.80%
Expenses net of all reductions	.75%	.74%	.76%	.77%	.79%
Net investment income (loss)	(.08)%	(.14)%	.76%C	.90%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$145,849	$248,090	$123,603	$219,218	$320,902
Portfolio turnover rateG	106%	205%	219%H	125%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .56%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$48.61	$35.90	$41.15	$46.84
Income from Investment Operations
Net investment income (loss)B,C	.02	–D	.34E	.34
Net realized and unrealized gain (loss)	(2.83)	12.95	(2.60)	(1.94)
Total from investment operations	(2.81)	12.95	(2.26)	(1.60)
Distributions from net investment income	–	–	(.42)	(.39)
Distributions from net realized gain	(8.89)	(.24)	(2.57)	(3.70)
Total distributions	(8.89)	(.24)	(2.99)	(4.09)
Net asset value, end of period	$36.91	$48.61	$35.90	$41.15
Total ReturnF,G	(7.42)%	36.16%	(6.21)%	(1.92)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.63%	.64%	.65%	.64%J
Expenses net of fee waivers, if any	.62%	.64%	.65%	.64%J
Expenses net of all reductions	.62%	.62%	.63%	.64%J
Net investment income (loss)	.04%	(.01)%	.89%E	1.04%J
Supplemental Data
Net assets, end of period (000 omitted)	$23,974	$50,167	$29,168	$11,077
Portfolio turnover rateK	106%	205%	219%L	125%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .69%.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(8.77)%	22.13%	22.82%
Class M (incl. 3.50% sales charge)	(6.81)%	22.36%	22.74%
Class C (incl. contingent deferred sales charge)	(4.84)%	22.65%	22.81%
Class I	(2.96)%	23.93%	23.89%
Class Z	(2.83)%	24.05%	23.95%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Semiconductors Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

110,000
86,000
66,000
52,000
40,000
30,000
24,000
18,000
14,000
12,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$78,079	Fidelity Advisor® Semiconductors Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Semiconductors Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -4% to -3%, outperforming the -5.06% result of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the fund's primary contributor to performance, especially in the semiconductors industry. Out-of-benchmark exposure to the application software segment also helped. The fund's top individual relative contributor was an outsized stake in ON Semiconductor, which gained 70% the past year. The company was among our largest holdings. Also adding value was our lighter-than-index stake in index heavyweight Intel, which returned approximately -30%. Intel was not held at period end. The fund's non-index stake in Cadence Design Systems, one of our biggest holdings at period end, gained roughly 26%. Conversely, the largest detractors from performance versus the industry index were stock selection and an underweighting in semiconductor equipment. Modest non-index stakes in technology hardware, storage & peripherals and electronic equipment & instruments also hampered the fund's relative performance. The fund's largest individual relative detractor was an underweighting in Enphase Energy, which gained 50% the past 12 months. We decreased our position this period. Also hindering performance was our lighter-than-index stake in Broadcom, which gained about 14%. Still, the company was among our biggest holdings. Also hurting performance was an underweighting in First Solar, which gained roughly 15%. First Solar was not held at period end. Notable changes in positioning include reduced exposure to the semiconductor equipment industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Semiconductors Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
NVIDIA Corp.	21.1
NXP Semiconductors NV	9.2
Marvell Technology, Inc.	8.7
onsemi	6.2
Advanced Micro Devices, Inc.	5.3
Microchip Technology, Inc.	4.6
Broadcom, Inc.	4.2
GlobalFoundries, Inc.	4.0
Teradyne, Inc.	3.7
Cadence Design Systems, Inc.	3.5
70.5

Industries (% of fund's net assets)

As of July 31, 2022
Semiconductors & Semiconductor Equipment	91.1%
Software	3.5%
Electronic Equipment & Components	1.4%
Technology Hardware, Storage & Peripherals	0.3%
Electrical Equipment	0.2%
Metals & Mining	0.1%
All Others*	3.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	81.2%
Netherlands	9.2%
Cayman Islands	4.0%
Taiwan	2.8%
Israel	1.6%
Singapore	0.4%
Korea (South)	0.3%
Canada	0.3%
Bermuda	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity Advisor® Semiconductors Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
Array Technologies, Inc. (a)	94,900	$1,599,065
Electronic Equipment & Components - 1.4%
Electronic Equipment & Instruments - 0.0%
Aeva Technologies, Inc. (a)(b)	118,100	416,893
Electronic Manufacturing Services - 1.4%
Flex Ltd. (a)	169,827	2,853,094
Jabil, Inc.	140,276	8,323,978
		11,177,072

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		11,593,965

Semiconductors & Semiconductor Equipment - 90.5%
Semiconductor Equipment - 9.2%
Applied Materials, Inc.	21,400	2,267,972
Enphase Energy, Inc. (a)	3,500	994,630
KLA Corp.	24,300	9,320,022
Lam Research Corp.	39,346	19,693,066
Nova Ltd. (a)(b)	122,932	12,950,886
Teradyne, Inc.	297,700	30,034,953
		75,261,529
Semiconductors - 81.3%
Advanced Micro Devices, Inc. (a)	454,774	42,962,500
Allegro MicroSystems LLC (a)	276,200	6,858,046
Alpha & Omega Semiconductor Ltd. (a)	44,500	1,869,445
Analog Devices, Inc.	160,306	27,566,220
ASE Technology Holding Co. Ltd. ADR (b)	119,500	703,855
Broadcom, Inc.	63,225	33,855,723
Cirrus Logic, Inc. (a)	118,028	10,086,673
Diodes, Inc. (a)	87,100	7,087,327
GlobalFoundries, Inc. (b)	634,600	32,669,208
Lattice Semiconductor Corp. (a)	27,500	1,691,250
MACOM Technology Solutions Holdings, Inc. (a)	176,800	10,243,792
Marvell Technology, Inc.	1,276,633	71,082,925
MaxLinear, Inc. Class A (a)	189,449	7,655,634
Microchip Technology, Inc.	540,809	37,240,108
Monolithic Power Systems, Inc.	22,600	10,502,672
NVIDIA Corp.	943,927	171,445,457
NXP Semiconductors NV	408,012	75,025,247
onsemi (a)	758,836	50,675,068
Qualcomm, Inc.	101,926	14,785,386
Skyworks Solutions, Inc.	22,000	2,395,360
SMART Global Holdings, Inc. (a)	86,800	1,703,016
Synaptics, Inc. (a)	63,900	9,262,305
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	247,500	21,898,800
Texas Instruments, Inc.	44,422	7,946,652
Wolfspeed, Inc. (a)(b)	51,800	4,314,940
		661,527,609

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		736,789,138

Software - 3.5%
Application Software - 3.5%
Cadence Design Systems, Inc. (a)	150,700	28,042,256
Technology Hardware, Storage & Peripherals - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
IonQ, Inc. (a)(c)	15,000	81,000
Samsung Electronics Co. Ltd.	57,100	2,692,723
		2,773,723
TOTAL COMMON STOCKS
(Cost $572,913,248)		780,798,147

Convertible Preferred Stocks - 0.5%
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (c)(d)	79,800	83,990
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	18,335	570,952
Semiconductors & Semiconductor Equipment - 0.4%
Semiconductor Equipment - 0.2%
Astera Labs, Inc.:
Series A (c)(d)	30,452	309,682
Series B (c)(d)	5,185	52,729
Series C (c)(d)	19,433	197,624
Series D (c)(d)	123,852	1,259,513
		1,819,548
Semiconductors - 0.2%
Alif Semiconductor Series C (c)(d)	48,363	981,698
GaN Systems, Inc.:
Series F1 (c)(d)	52,877	354,805
Series F2 (c)(d)	27,921	187,350
SiMa.ai:
Series B (a)(c)(d)	30,638	217,251
Series B1 (c)(d)	2,052	14,551
		1,755,655

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,575,203

Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (a)(c)(d)	900	50,652
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,125,087)		4,280,797

Preferred Securities - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductors - 0.2%
GaN Systems, Inc. 0% (c)(d)(e)	1,239,360	1,239,360
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(e)	50,000	50,000
TOTAL PREFERRED SECURITIES
(Cost $1,289,360)		1,289,360

Money Market Funds - 8.3%
Fidelity Cash Central Fund 2.01% (f)	23,989,288	23,994,086
Fidelity Securities Lending Cash Central Fund 2.01% (f)(g)	43,549,970	43,554,325
TOTAL MONEY MARKET FUNDS
(Cost $67,548,411)		67,548,411
TOTAL INVESTMENT IN SECURITIES - 104.9%
(Cost $645,876,106)		853,916,715
NET OTHER ASSETS (LIABILITIES) - (4.9)%		(39,767,884)
NET ASSETS - 100%		$814,148,831

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,651,157 or 0.7% of net assets.

 (d) Level 3 security

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Alif Semiconductor Series C	3/8/22	$981,698
Astera Labs, Inc. Series A	5/17/22	$309,682
Astera Labs, Inc. Series B	5/17/22	$52,729
Astera Labs, Inc. Series C	8/24/21	$65,330
Astera Labs, Inc. Series D	5/17/22 - 5/27/22	$1,259,513
Diamond Foundry, Inc. Series C	3/15/21	$440,040
GaN Systems, Inc. Series F1	11/30/21	$448,397
GaN Systems, Inc. Series F2	11/30/21	$236,770
GaN Systems, Inc. 0%	11/30/21	$1,239,360
IonQ, Inc.	3/7/21	$150,000
Menlo Micro, Inc. Series C	2/9/22	$105,775
SiMa.ai Series B	5/10/21	$157,093
SiMa.ai Series B1	4/25/22	$14,551
Tenstorrent, Inc. Series C1	4/23/21	$53,509
Tenstorrent, Inc. 0%	4/23/21	$50,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$17,931,298	$252,744,967	$246,682,179	$44,613	$--	$--	$23,994,086	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	159,300	217,024,752	173,629,727	53,867	--	--	43,554,325	0.1%
Total	$18,090,598	$469,769,719	$420,311,906	$98,480	$--	$--	$67,548,411

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$780,798,147	$778,105,424	$2,692,723	$--
Convertible Preferred Stocks	4,280,797	--	--	4,280,797
Preferred Securities	1,289,360	--	--	1,289,360
Money Market Funds	67,548,411	67,548,411	--	--
Total Investments in Securities:	$853,916,715	$845,653,835	$2,692,723	$5,570,157

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $45,051,087) — See accompanying schedule: Unaffiliated issuers (cost $578,327,695)	$786,368,304
Fidelity Central Funds (cost $67,548,411)	67,548,411
Total Investment in Securities (cost $645,876,106)		$853,916,715
Foreign currency held at value (cost $36,573)		34,693
Receivable for investments sold		3,180,308
Receivable for fund shares sold		1,828,515
Dividends receivable		108,964
Distributions receivable from Fidelity Central Funds		32,233
Prepaid expenses		845
Other receivables		36
Total assets		859,102,309
Liabilities
Payable for fund shares redeemed	$764,146
Accrued management fee	314,835
Distribution and service plan fees payable	142,435
Other affiliated payables	123,753
Other payables and accrued expenses	53,984
Collateral on securities loaned	43,554,325
Total liabilities		44,953,478
Net Assets		$814,148,831
Net Assets consist of:
Paid in capital		$587,283,935
Total accumulated earnings (loss)		226,864,896
Net Assets		$814,148,831
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($319,402,311 ÷ 7,453,968 shares)(a)		$42.85
Maximum offering price per share (100/94.25 of $42.85)		$45.46
Class M:
Net Asset Value and redemption price per share ($48,499,251 ÷ 1,202,222 shares)(a)		$40.34
Maximum offering price per share (100/96.50 of $40.34)		$41.80
Class C:
Net Asset Value and offering price per share ($88,591,840 ÷ 2,513,999 shares)(a)		$35.24
Class I:
Net Asset Value, offering price and redemption price per share ($309,873,066 ÷ 6,746,280 shares)		$45.93
Class Z:
Net Asset Value, offering price and redemption price per share ($47,782,363 ÷ 1,040,345 shares)		$45.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$6,091,733
Interest		4,074
Income from Fidelity Central Funds (including $53,867 from security lending)		98,480
Total income		6,194,287
Expenses
Management fee	$4,445,895
Transfer agent fees	1,392,031
Distribution and service plan fees	2,068,002
Accounting fees	285,636
Custodian fees and expenses	15,381
Independent trustees' fees and expenses	2,720
Registration fees	137,824
Audit	48,075
Legal	1,698
Miscellaneous	2,777
Total expenses before reductions	8,400,039
Expense reductions	(27,537)
Total expenses after reductions		8,372,502
Net investment income (loss)		(2,178,215)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,716,363
Foreign currency transactions	(13,146)
Total net realized gain (loss)		35,703,217
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(87,740,274)
Unfunded commitments	16,080
Assets and liabilities in foreign currencies	(430)
Total change in net unrealized appreciation (depreciation)		(87,724,624)
Net gain (loss)		(52,021,407)
Net increase (decrease) in net assets resulting from operations		$(54,199,622)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,178,215)	$(1,163,580)
Net realized gain (loss)	35,703,217	48,436,327
Change in net unrealized appreciation (depreciation)	(87,724,624)	185,045,770
Net increase (decrease) in net assets resulting from operations	(54,199,622)	232,318,517
Distributions to shareholders	(43,908,446)	(20,932,303)
Share transactions - net increase (decrease)	211,964,262	127,672,949
Total increase (decrease) in net assets	113,856,194	339,059,163
Net Assets
Beginning of period	700,292,637	361,233,474
End of period	$814,148,831	$700,292,637

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Semiconductors Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$46.29	$29.79	$23.03	$25.06	$21.57
Income from Investment Operations
Net investment income (loss)A,B	(.13)	(.08)	.14	.15	.02
Net realized and unrealized gain (loss)	(.83)	18.29	6.90	1.25	5.73
Total from investment operations	(.96)	18.21	7.04	1.40	5.75
Distributions from net investment income	–	(.04)	(.07)	(.10)	(.05)C
Distributions from net realized gain	(2.48)	(1.67)	(.20)	(3.33)	(2.21)C
Total distributions	(2.48)	(1.71)	(.28)D	(3.43)	(2.26)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$42.85	$46.29	$29.79	$23.03	$25.06
Total ReturnF,G	(3.21)%	62.45%	30.65%	10.18%	27.35%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.01%	1.04%	1.10%	1.12%	1.15%
Expenses net of fee waivers, if any	1.01%	1.04%	1.09%	1.11%	1.15%
Expenses net of all reductions	1.01%	1.03%	1.08%	1.11%	1.13%
Net investment income (loss)	(.27)%	(.21)%	.53%	.70%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$319,402	$279,755	$140,072	$98,459	$97,883
Portfolio turnover rateJ	32%	41%	136%	110%	133%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$43.75	$28.25	$21.89	$24.04	$20.77
Income from Investment Operations
Net investment income (loss)A,B	(.23)	(.17)	.06	.08	(.05)
Net realized and unrealized gain (loss)	(.76)	17.31	6.55	1.16	5.50
Total from investment operations	(.99)	17.14	6.61	1.24	5.45
Distributions from net investment income	–	–	(.05)	(.06)	–C
Distributions from net realized gain	(2.42)	(1.64)	(.20)	(3.33)	(2.18)C
Total distributions	(2.42)	(1.64)	(.25)	(3.39)	(2.18)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$40.34	$43.75	$28.25	$21.89	$24.04
Total ReturnE,F	(3.43)%	61.98%	30.28%	9.84%	26.95%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.26%	1.30%	1.38%	1.44%	1.48%
Expenses net of fee waivers, if any	1.25%	1.30%	1.38%	1.43%	1.47%
Expenses net of all reductions	1.25%	1.29%	1.37%	1.43%	1.46%
Net investment income (loss)	(.52)%	(.47)%	.24%	.38%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$48,499	$49,963	$29,262	$22,587	$21,830
Portfolio turnover rateI	32%	41%	136%	110%	133%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$38.59	$25.18	$19.59	$21.88	$19.10
Income from Investment Operations
Net investment income (loss)A,B	(.40)	(.31)	(.05)	(.01)	(.14)
Net realized and unrealized gain (loss)	(.61)	15.35	5.86	.98	5.05
Total from investment operations	(1.01)	15.04	5.81	.97	4.91
Distributions from net investment income	–	–	(.01)	–	–
Distributions from net realized gain	(2.34)	(1.63)	(.20)	(3.26)	(2.13)
Total distributions	(2.34)	(1.63)	(.22)C	(3.26)	(2.13)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$35.24	$38.59	$25.18	$19.59	$21.88
Total ReturnE,F	(3.93)%	61.17%	29.73%	9.33%	26.38%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.76%	1.79%	1.85%	1.87%	1.91%
Expenses net of fee waivers, if any	1.76%	1.79%	1.85%	1.87%	1.91%
Expenses net of all reductions	1.76%	1.79%	1.83%	1.87%	1.89%
Net investment income (loss)	(1.03)%	(.97)%	(.23)%	(.06)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$88,592	$86,217	$57,320	$45,659	$57,915
Portfolio turnover rateI	32%	41%	136%	110%	133%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$49.39	$31.68	$24.42	$26.33	$22.56
Income from Investment Operations
Net investment income (loss)A,B	(.01)	.03	.22	.23	.10
Net realized and unrealized gain (loss)	(.92)	19.47	7.34	1.35	5.99
Total from investment operations	(.93)	19.50	7.56	1.58	6.09
Distributions from net investment income	–	(.12)	(.10)	(.16)	(.11)C
Distributions from net realized gain	(2.53)	(1.67)	(.20)	(3.33)	(2.21)C
Total distributions	(2.53)	(1.79)	(.30)	(3.49)	(2.32)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$45.93	$49.39	$31.68	$24.42	$26.33
Total ReturnE	(2.96)%	62.86%	31.08%	10.46%	27.74%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.75%	.77%	.81%	.83%	.86%
Expenses net of fee waivers, if any	.74%	.77%	.81%	.82%	.86%
Expenses net of all reductions	.74%	.76%	.79%	.82%	.84%
Net investment income (loss)	(.01)%	.06%	.81%	.98%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$309,873	$257,502	$126,660	$98,451	$140,362
Portfolio turnover rateH	32%	41%	136%	110%	133%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$49.35	$31.65	$24.38	$26.00
Income from Investment Operations
Net investment income (loss)B,C	.06	.08	.26	.17
Net realized and unrealized gain (loss)	(.92)	19.45	7.33	1.76
Total from investment operations	(.86)	19.53	7.59	1.93
Distributions from net investment income	–	(.16)	(.11)	(.22)
Distributions from net realized gain	(2.56)	(1.67)	(.20)	(3.33)
Total distributions	(2.56)	(1.83)	(.32)D	(3.55)
Net asset value, end of period	$45.93	$49.35	$31.65	$24.38
Total ReturnE,F	(2.83)%	63.06%	31.22%	12.03%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.62%	.64%	.68%	.69%I
Expenses net of fee waivers, if any	.62%	.64%	.68%	.69%I
Expenses net of all reductions	.62%	.64%	.66%	.68%I
Net investment income (loss)	.11%	.18%	.94%	.91%I
Supplemental Data
Net assets, end of period (000 omitted)	$47,782	$26,856	$7,920	$2,629
Portfolio turnover rateJ	32%	41%	136%	110%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(21.56)%	17.86%	18.60%
Class M (incl. 3.50% sales charge)	(19.90)%	18.12%	18.58%
Class C (incl. contingent deferred sales charge)	(18.12)%	18.36%	18.59%
Class I	(16.56)%	19.58%	19.65%
Class Z	(16.46)%	19.69%	19.70%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

74,000
60,000
50,000
40,000
30,000
20,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$55,049	Fidelity Advisor® Technology Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -17% to -16%, trailing the -9.41% result of the MSCI U.S. IMI Information Technology 25/50 Index, as well as the broad-based S&P 500® index. The largest detractors from performance versus the sector index were stock picks and an overweighting in internet services & infrastructure. Weak stock selection in interactive media & services and application software also hurt. The fund's biggest individual relative detractor was an outsized stake in Twilio, which returned -77% the past year. The company was among the fund's largest holdings this period. Also hindering performance was our overweighting in Zoom Video Communications, which returned -72%. The fund's non-index stake in Snap returned -87% and detracted. Conversely, the biggest contributor to performance versus the sector index were stock picks in the semiconductors group. An underweighting in data processing & outsourced services and a non-index allocation to the oil & gas refining & marketing group also helped the fund's relative performance. The fund's biggest individual relative contributor was an outsized stake in ON Semiconductor, which gained 71% the past 12 months. The company was among the biggest holdings as of July 31. Our second-largest relative contributor this period was avoiding Intel, an index component that returned approximately -30%. Another notable relative contributor was an overweighting in Hubspot (+36%). Notable changes in positioning include increased exposure to the internet services & infrastructure industry and a lower allocation to application software.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Apple, Inc.	24.8
Microsoft Corp.	19.0
NVIDIA Corp.	6.1
Marvell Technology, Inc.	5.0
MasterCard, Inc. Class A	4.7
NXP Semiconductors NV	3.4
Cisco Systems, Inc.	3.0
Salesforce.com, Inc.	2.9
onsemi	2.3
Intuit, Inc.	1.8
73.0

Industries (% of fund's net assets)

As of July 31, 2022
Software	28.4%
Technology Hardware, Storage & Peripherals	24.8%
Semiconductors & Semiconductor Equipment	22.3%
IT Services	14.1%
Communications Equipment	3.1%
Electronic Equipment & Components	1.4%
Hotels, Restaurants & Leisure	1.0%
Internet & Direct Marketing Retail	1.0%
Interactive Media & Services	0.6%
Entertainment	0.5%
Oil, Gas & Consumable Fuels	0.4%
Aerospace & Defense	0.3%
Chemicals	0.2%
Diversified Financial Services	0.1%
Metals & Mining	0.1%
All Others*	1.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	89.9%
Netherlands	3.9%
Cayman Islands	1.5%
Singapore	1.0%
Bermuda	1.0%
India	0.9%
France	0.7%
Taiwan	0.5%
Canada	0.3%
Other	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity Advisor® Technology Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Capital Markets - 0.0%
Financial Exchanges & Data - 0.0%
Coinbase Global, Inc. (a)(b)	3,600	$226,656
Chemicals - 0.2%
Commodity Chemicals - 0.2%
LG Chemical Ltd.	16,570	7,688,674
Communications Equipment - 3.0%
Communications Equipment - 3.0%
Cisco Systems, Inc.	2,554,700	115,906,739
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(c)(d)	2,163,455	4,088,930
Electronic Equipment & Components - 1.0%
Electronic Manufacturing Services - 1.0%
Flex Ltd. (a)	2,322,803	39,023,090
Entertainment - 0.5%
Movies & Entertainment - 0.5%
Netflix, Inc. (a)	92,066	20,705,643
Hotels, Restaurants & Leisure - 1.0%
Hotels, Resorts & Cruise Lines - 1.0%
Airbnb, Inc. Class A (a)	333,900	37,056,222
Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
Kuaishou Technology Class B (a)(e)	40,900	411,610
Snap, Inc. Class A (a)	1,240,500	12,256,140
		12,667,750
Internet & Direct Marketing Retail - 0.9%
Internet & Direct Marketing Retail - 0.9%
Deliveroo PLC Class A (a)(e)	307,100	338,981
Lyft, Inc. (a)	713,642	9,891,078
Uber Technologies, Inc. (a)	967,864	22,696,411
		32,926,470
IT Services - 14.0%
Data Processing & Outsourced Services - 7.7%
Genpact Ltd.	795,100	38,228,408
MasterCard, Inc. Class A	503,000	177,956,370
PayPal Holdings, Inc. (a)	146,100	12,642,033
Visa, Inc. Class A	305,916	64,887,843
		293,714,654
Internet Services & Infrastructure - 5.6%
Cloudflare, Inc. (a)	630,200	31,711,664
MongoDB, Inc. Class A (a)	88,500	27,653,595
Okta, Inc. (a)	618,100	60,851,945
Shopify, Inc. Class A (a)(b)	367,000	12,782,610
Snowflake, Inc. (a)	292,600	43,863,666
Twilio, Inc. Class A (a)	462,800	39,245,440
		216,108,920
IT Consulting & Other Services - 0.7%
Capgemini SA	143,500	27,184,205

TOTAL IT SERVICES		537,007,779

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Eden Biologics, Inc. (a)(c)	387,462	0
Oil, Gas & Consumable Fuels - 0.4%
Oil & Gas Refining & Marketing - 0.4%
Reliance Industries Ltd.	461,146	14,649,854
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Wuhan Co. Ltd. (a)(c)	387,462	201,802
Road & Rail - 0.0%
Trucking - 0.0%
DiDi Global, Inc. ADR (b)	113,900	325,754
TuSimple Holdings, Inc. (a)(b)	86,300	859,548
		1,185,302
Semiconductors & Semiconductor Equipment - 22.0%
Semiconductor Equipment - 1.9%
ASML Holding NV (Netherlands)	34,600	19,886,640
Teradyne, Inc.	536,000	54,077,040
		73,963,680
Semiconductors - 20.1%
GlobalFoundries, Inc.	1,075,700	55,377,036
Marvell Technology, Inc.	3,471,260	193,279,757
Microchip Technology, Inc.	763,200	52,553,952
NVIDIA Corp.	1,275,500	231,669,065
NXP Semiconductors NV	703,000	129,267,640
onsemi (a)	1,302,900	87,007,662
Taiwan Semiconductor Manufacturing Co. Ltd.	1,145,000	19,572,844
		768,727,956

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		842,691,636

Software - 27.9%
Application Software - 7.4%
Confluent, Inc. (a)	11,500	292,675
HubSpot, Inc. (a)	87,600	26,980,800
Intuit, Inc.	151,700	69,200,989
Pine Labs Private Ltd. (a)(c)(d)	3,660	2,048,136
Procore Technologies, Inc. (a)	4,400	227,480
Qualtrics International, Inc. (a)	614,000	7,828,500
Salesforce.com, Inc. (a)	595,739	109,627,891
Splunk, Inc. (a)	162,400	16,874,984
Workday, Inc. Class A (a)	145,800	22,613,580
Zoom Video Communications, Inc. Class A (a)	263,564	27,373,757
		283,068,792
Systems Software - 20.5%
Microsoft Corp.	2,589,500	726,976,230
Rapid7, Inc. (a)	275,900	17,649,323
ServiceNow, Inc. (a)	40,900	18,268,394
Tenable Holdings, Inc. (a)	565,900	21,872,035
UiPath, Inc. Class A (a)	46,100	845,013
		785,610,995

TOTAL SOFTWARE		1,068,679,787

Technology Hardware, Storage & Peripherals - 24.8%
Technology Hardware, Storage & Peripherals - 24.8%
Apple, Inc.	5,833,516	948,004,685
IonQ, Inc. (a)(d)	119,300	644,220
		948,648,905
TOTAL COMMON STOCKS
(Cost $2,295,842,640)		3,683,355,239

Preferred Stocks - 2.1%
Convertible Preferred Stocks - 1.8%
Aerospace & Defense - 0.3%
Aerospace & Defense - 0.3%
Relativity Space, Inc. Series E (a)(c)(d)	482,616	9,579,928
Communications Equipment - 0.1%
Communications Equipment - 0.1%
Meesho Series F (c)(d)	46,600	3,174,858
Xsight Labs Ltd. Series D (a)(c)(d)	101,300	757,724
		3,932,582
Electronic Equipment & Components - 0.3%
Electronic Equipment & Instruments - 0.3%
Enevate Corp. Series E (a)(c)(d)	9,477,386	10,507,426
Hotels, Restaurants & Leisure - 0.0%
Casinos & Gaming - 0.0%
Discord, Inc. Series I (c)(d)	500	191,495
Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
Reddit, Inc.:
Series D (a)(c)(d)	94,300	3,709,762
Series E (a)(c)(d)	5,300	208,502
Series F (c)(d)	154,614	6,082,515
		10,000,779
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc. Series G (a)(c)(d)	14,100	3,216,633
Instacart, Inc. Series I (a)(c)(d)	29,110	1,529,148
		4,745,781
IT Services - 0.1%
Internet Services & Infrastructure - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	26,036	3,737,207
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	151,757	4,725,713
Road & Rail - 0.0%
Trucking - 0.0%
Convoy, Inc. Series D (a)(c)(d)	81,762	886,300
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Equipment - 0.2%
Astera Labs, Inc.:
Series A (c)(d)	144,502	1,469,513
Series B (c)(d)	24,603	250,200
Series C (c)(d)	135,400	1,376,950
Series D (c)(d)	590,802	6,008,161
		9,104,824
Semiconductors - 0.1%
SiMa.ai:
Series B (a)(c)(d)	231,000	1,637,998
Series B1 (c)(d)	15,473	109,718
		1,747,716
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		10,852,540
Software - 0.2%
Application Software - 0.2%
Databricks, Inc.:
Series G (a)(c)(d)	12,600	1,993,572
Series H (c)(d)	33,262	5,262,714
		7,256,286
Systems Software - 0.0%
Nuvia, Inc. Series B (a)(d)	678,052	554,118
Tenstorrent, Inc. Series C1 (a)(c)(d)	6,600	371,448
		925,566
TOTAL SOFTWARE		8,181,852

TOTAL CONVERTIBLE PREFERRED STOCKS		67,341,603

Nonconvertible Preferred Stocks - 0.3%
Software - 0.3%
Application Software - 0.3%
Pine Labs Private Ltd.:
Series 1 (a)(c)(d)	8,747	4,894,821
Series A (a)(c)(d)	2,186	1,223,286
Series B (a)(c)(d)	2,378	1,330,729
Series B2 (a)(c)(d)	1,923	1,076,111
Series C (a)(c)(d)	3,578	2,002,249
Series C1 (a)(c)(d)	754	421,938
Series D (a)(c)(d)	806	451,038
		11,400,172
TOTAL PREFERRED STOCKS
(Cost $80,359,678)		78,741,775

Preferred Securities - 0.1%
Electronic Equipment & Components - 0.1%
Electronic Equipment & Instruments - 0.1%
Enevate Corp. 0% 1/29/23 (c)(d)	4,035,056	4,035,056
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f)	370,000	370,000
TOTAL PREFERRED SECURITIES
(Cost $4,405,056)		4,405,056

Money Market Funds - 1.8%
Fidelity Cash Central Fund 2.01% (g)	66,669,479	66,682,813
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	3,261,958	3,262,284
TOTAL MONEY MARKET FUNDS
(Cost $69,945,097)		69,945,097
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,450,552,471)		3,836,447,167
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(4,658,451)
NET ASSETS - 100%		$3,831,788,716

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $89,928,117 or 2.3% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $750,591 or 0.0% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$8,245,741
Astera Labs, Inc. Series A	5/17/22	$1,469,513
Astera Labs, Inc. Series B	5/17/22	$250,200
Astera Labs, Inc. Series C	8/24/21	$455,188
Astera Labs, Inc. Series D	5/17/22 - 5/27/22	$6,008,161
ByteDance Ltd. Series E1	11/18/20	$2,852,873
Convoy, Inc. Series D	10/30/19	$1,107,057
Databricks, Inc. Series G	2/1/21	$2,234,836
Databricks, Inc. Series H	8/31/21	$7,332,688
Diamond Foundry, Inc. Series C	3/15/21	$3,642,168
Discord, Inc. Series I	9/15/21	$275,312
Enevate Corp. Series E	1/29/21	$10,507,436
Enevate Corp. 0% 1/29/23	1/29/21	$4,035,056
GoBrands, Inc. Series G	3/2/21	$3,521,014
Instacart, Inc. Series I	2/26/21	$3,638,750
IonQ, Inc.	3/7/21	$1,193,000
Meesho Series F	9/21/21	$3,572,929
Nuvia, Inc. Series B	3/16/21	$554,115
Pine Labs Private Ltd.	6/30/21	$1,364,668
Pine Labs Private Ltd. Series 1	6/30/21	$3,261,406
Pine Labs Private Ltd. Series A	6/30/21	$815,072
Pine Labs Private Ltd. Series B	6/30/21	$886,661
Pine Labs Private Ltd. Series B2	6/30/21	$717,010
Pine Labs Private Ltd. Series C	6/30/21	$1,334,093
Pine Labs Private Ltd. Series C1	6/30/21	$281,136
Pine Labs Private Ltd. Series D	6/30/21	$300,525
Reddit, Inc. Series D	2/4/19	$2,045,018
Reddit, Inc. Series E	5/18/21	$225,113
Reddit, Inc. Series F	8/11/21	$9,554,279
Relativity Space, Inc. Series E	5/27/21	$11,020,585
SiMa.ai Series B	5/10/21	$1,184,429
SiMa.ai Series B1	4/25/22	$109,718
Tenstorrent, Inc. Series C1	4/23/21	$392,398
Tenstorrent, Inc. 0%	4/23/21	$370,000
Xsight Labs Ltd. Series D	2/16/21	$809,995

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$24,905,035	$770,955,789	$729,178,011	$248,446	$--	$--	$66,682,813	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	3,619,384	270,744,272	271,101,372	53,125	--	--	3,262,284	0.0%
Total	$28,524,419	$1,041,700,061	$1,000,279,383	$301,571	$--	$--	$69,945,097

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,683,355,239	$3,615,218,359	$61,798,012	$6,338,868
Preferred Stocks	78,741,775	554,118	--	78,187,657
Preferred Securities	4,405,056	--	--	4,405,056
Money Market Funds	69,945,097	69,945,097	--	--
Total Investments in Securities:	$3,836,447,167	$3,685,717,574	$61,798,012	$88,931,581

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$56,779,615
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(7,619,946)
Cost of Purchases	29,027,988
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$78,187,657
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(7,619,946)
Other Investments in Securities
Beginning Balance	$9,646,099
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	1,097,825
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$10,743,924
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$1,097,825

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $3,067,307) — See accompanying schedule: Unaffiliated issuers (cost $2,380,607,374)	$3,766,502,070
Fidelity Central Funds (cost $69,945,097)	69,945,097
Total Investment in Securities (cost $2,450,552,471)		$3,836,447,167
Receivable for fund shares sold		4,447,242
Dividends receivable		269,465
Distributions receivable from Fidelity Central Funds		101,109
Prepaid expenses		5,642
Other receivables		120,228
Total assets		3,841,390,853
Liabilities
Payable for fund shares redeemed	$2,498,916
Accrued management fee	1,562,550
Distribution and service plan fees payable	695,394
Other affiliated payables	538,076
Other payables and accrued expenses	1,060,751
Collateral on securities loaned	3,246,450
Total liabilities		9,602,137
Net Assets		$3,831,788,716
Net Assets consist of:
Paid in capital		$2,379,531,085
Total accumulated earnings (loss)		1,452,257,631
Net Assets		$3,831,788,716
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,467,791,954 ÷ 19,464,658 shares)(a)		$75.41
Maximum offering price per share (100/94.25 of $75.41)		$80.01
Class M:
Net Asset Value and redemption price per share ($484,292,647 ÷ 6,992,945 shares)(a)		$69.25
Maximum offering price per share (100/96.50 of $69.25)		$71.76
Class C:
Net Asset Value and offering price per share ($288,007,764 ÷ 5,022,065 shares)(a)		$57.35
Class I:
Net Asset Value, offering price and redemption price per share ($1,129,418,487 ÷ 13,399,843 shares)		$84.29
Class Z:
Net Asset Value, offering price and redemption price per share ($462,277,864 ÷ 5,489,208 shares)		$84.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$24,940,187
Income from Fidelity Central Funds (including $53,125 from security lending)		301,571
Total income		25,241,758
Expenses
Management fee	$23,835,154
Transfer agent fees	6,796,951
Distribution and service plan fees	10,907,463
Accounting fees	1,041,765
Custodian fees and expenses	51,292
Independent trustees' fees and expenses	15,247
Registration fees	169,649
Audit	53,611
Legal	9,731
Interest	1,089
Miscellaneous	17,557
Total expenses before reductions	42,899,509
Expense reductions	(144,232)
Total expenses after reductions		42,755,277
Net investment income (loss)		(17,513,519)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,609,840)	197,750,164
Foreign currency transactions	(85,084)
Total net realized gain (loss)		197,665,080
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $949,498)	(964,519,687)
Unfunded commitments	127,890
Assets and liabilities in foreign currencies	(4,609)
Total change in net unrealized appreciation (depreciation)		(964,396,406)
Net gain (loss)		(766,731,326)
Net increase (decrease) in net assets resulting from operations		$(784,244,845)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(17,513,519)	$(17,925,221)
Net realized gain (loss)	197,665,080	676,770,788
Change in net unrealized appreciation (depreciation)	(964,396,406)	874,752,198
Net increase (decrease) in net assets resulting from operations	(784,244,845)	1,533,597,765
Distributions to shareholders	(600,971,502)	(319,176,570)
Share transactions - net increase (decrease)	337,954,182	184,546,176
Total increase (decrease) in net assets	(1,047,262,165)	1,398,967,371
Net Assets
Beginning of period	4,879,050,881	3,480,083,510
End of period	$3,831,788,716	$4,879,050,881

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Technology Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$102.43	$76.36	$52.61	$60.37	$52.11
Income from Investment Operations
Net investment income (loss)A,B	(.37)	(.39)	(.12)	.02	(.13)
Net realized and unrealized gain (loss)	(13.94)	33.48	25.35	1.84	12.80
Total from investment operations	(14.31)	33.09	25.23	1.86	12.67
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(12.71)	(7.02)	(1.48)	(9.62)	(4.41)
Total distributions	(12.71)	(7.02)	(1.48)	(9.62)	(4.41)
Net asset value, end of period	$75.41	$102.43	$76.36	$52.61	$60.37
Total ReturnC,D	(16.78)%	44.80%	48.83%	7.26%	25.43%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.97%	.98%	1.01%	1.03%	1.05%
Expenses net of fee waivers, if any	.97%	.98%	1.01%	1.03%	1.05%
Expenses net of all reductions	.97%	.98%	1.01%	1.02%	1.04%
Net investment income (loss)	(.41)%	(.43)%	(.20)%	.04%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,467,792	$1,848,643	$1,339,059	$884,749	$825,118
Portfolio turnover rateG	20%	44%	40%H	88%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$95.15	$71.37	$49.28	$57.23	$49.63
Income from Investment Operations
Net investment income (loss)A,B	(.55)	(.57)	(.25)	(.10)	(.27)
Net realized and unrealized gain (loss)	(12.76)	31.22	23.71	1.63	12.16
Total from investment operations	(13.31)	30.65	23.46	1.53	11.89
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(12.59)	(6.87)	(1.37)	(9.48)	(4.29)
Total distributions	(12.59)	(6.87)	(1.37)	(9.48)	(4.29)
Net asset value, end of period	$69.25	$95.15	$71.37	$49.28	$57.23
Total ReturnC,D	(16.99)%	44.47%	48.44%	7.00%	25.09%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.21%	1.23%	1.26%	1.28%	1.31%
Expenses net of fee waivers, if any	1.21%	1.23%	1.26%	1.28%	1.31%
Expenses net of all reductions	1.21%	1.22%	1.26%	1.28%	1.30%
Net investment income (loss)	(.65)%	(.68)%	(.45)%	(.22)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$484,293	$624,534	$464,093	$321,915	$328,709
Portfolio turnover rateG	20%	44%	40%H	88%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$80.98	$61.67	$42.81	$51.18	$44.86
Income from Investment Operations
Net investment income (loss)A,B	(.83)	(.85)	(.46)	(.30)	(.49)
Net realized and unrealized gain (loss)	(10.43)	26.79	20.52	1.22	10.95
Total from investment operations	(11.26)	25.94	20.06	.92	10.46
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(12.37)	(6.63)	(1.20)	(9.29)	(4.14)
Total distributions	(12.37)	(6.63)	(1.20)	(9.29)	(4.14)
Net asset value, end of period	$57.35	$80.98	$61.67	$42.81	$51.18
Total ReturnC,D	(17.41)%	43.73%	47.69%	6.44%	24.48%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.73%	1.75%	1.77%	1.79%	1.81%
Expenses net of fee waivers, if any	1.73%	1.74%	1.77%	1.79%	1.81%
Expenses net of all reductions	1.73%	1.74%	1.77%	1.78%	1.80%
Net investment income (loss)	(1.17)%	(1.20)%	(.96)%	(.72)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$288,008	$410,661	$343,585	$240,358	$321,616
Portfolio turnover rateG	20%	44%	40%H	88%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$112.95	$83.56	$57.41	$64.86	$55.69
Income from Investment Operations
Net investment income (loss)A,B	(.15)	(.17)	.04	.17	.02
Net realized and unrealized gain (loss)	(15.67)	36.76	27.72	2.15	13.71
Total from investment operations	(15.82)	36.59	27.76	2.32	13.73
Distributions from net investment income	–	–	–	(.01)	–
Distributions from net realized gain	(12.84)	(7.20)	(1.61)	(9.76)	(4.56)
Total distributions	(12.84)	(7.20)	(1.61)	(9.77)	(4.56)
Net asset value, end of period	$84.29	$112.95	$83.56	$57.41	$64.86
Total ReturnC	(16.56)%	45.18%	49.22%	7.56%	25.75%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.71%	.72%	.74%	.76%	.78%
Expenses net of fee waivers, if any	.71%	.72%	.74%	.76%	.78%
Expenses net of all reductions	.71%	.72%	.74%	.76%	.77%
Net investment income (loss)	(.15)%	(.18)%	.07%	.30%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$1,129,418	$1,470,830	$1,035,091	$674,914	$734,661
Portfolio turnover rateF	20%	44%	40%G	88%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$112.81	$83.44	$57.34	$67.88
Income from Investment Operations
Net investment income (loss)B,C	(.04)	(.06)	.12	.23
Net realized and unrealized gain (loss)	(15.63)	36.72	27.68	(.90)
Total from investment operations	(15.67)	36.66	27.80	(.67)
Distributions from net investment income	–	–	–	(.11)
Distributions from net realized gain	(12.92)	(7.29)	(1.70)	(9.76)
Total distributions	(12.92)	(7.29)	(1.70)	(9.87)
Net asset value, end of period	$84.22	$112.81	$83.44	$57.34
Total ReturnD,E	(16.46)%	45.37%	49.39%	2.88%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.59%	.60%	.62%	.63%H
Expenses net of fee waivers, if any	.59%	.60%	.62%	.63%H
Expenses net of all reductions	.59%	.60%	.62%	.62%H
Net investment income (loss)	(.04)%	(.06)%	.19%	.53%H
Supplemental Data
Net assets, end of period (000 omitted)	$462,278	$524,383	$298,255	$31,619
Portfolio turnover rateI	20%	44%	40%J	88%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.87%	9.21%	10.03%
Class M (incl. 3.50% sales charge)	14.23%	9.42%	9.97%
Class C (incl. contingent deferred sales charge)	16.78%	9.69%	10.03%
Class I	19.00%	10.81%	11.00%
Class Z	19.17%	10.93%	11.06%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
10,000
$9,100
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$26,012	Fidelity Advisor® Utilities Fund - Class A
$36,428	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, outperforming the 15.15% gain of the MSCI US IMI Utilities 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary contributor. Security selection in electric utilities and an underweighting in water utilities helped the most. The biggest individual relative contributor was an overweight position in Exelon (+45%). Exelon was among the fund's biggest holdings. Our second-largest relative contributor this period was avoiding American Water Works, an index component that returned -7%. Another notable relative contributor was an overweighting in Constellation Energy (+25%), which was one of our largest holdings as of July 31. In contrast, the largest detractors from performance versus the sector index were stock picks and an overweighting in renewable electricity. Stock selection and an overweighting in independent power producers & energy traders and an underweighting in gas utilities also hurt the fund's relative result. The biggest individual relative detractor was an overweight position in AES (-4%). Also hurting performance was our lighter-than-index stake in Consolidated Edison, which gained 40%. This was a position we established the past year. Another notable relative detractor was an outsized stake in Sunnova Energy Intl (-33%). Notable changes in positioning include decreased exposure to the multi-utilities subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because of its focus on industries that are associated with dividend-paying companies. Dividend distributions will be paid four times a year: April, July, October, and December. Quarterly dividend distributions will commence in April 2022. Please note that there are no changes to the frequency of capital gain distributions.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
NextEra Energy, Inc.	15.6
Southern Co.	11.4
Sempra Energy	6.1
Exelon Corp.	5.0
American Electric Power Co., Inc.	4.4
Constellation Energy Corp.	4.4
Entergy Corp.	4.0
Duke Energy Corp.	3.8
PG&E Corp.	3.7
PPL Corp.	3.6
62.0

Industries (% of fund's net assets)

As of July 31, 2022
Electric Utilities	68.3%
Multi-Utilities	19.4%
Independent Power and Renewable Electricity Producers	8.1%
Gas Utilities	0.8%
All Others*	3.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Utilities Fund

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Electric Utilities - 68.3%
Electric Utilities - 68.3%
American Electric Power Co., Inc.	369,917	$36,459,020
Avangrid, Inc. (a)	118,062	5,753,161
Constellation Energy Corp.	548,958	36,286,124
Duke Energy Corp.	287,785	31,636,205
Edison International	381,790	25,873,908
Entergy Corp.	292,194	33,640,295
Evergy, Inc.	24,879	1,698,241
Eversource Energy	282,058	24,883,157
Exelon Corp.	897,372	41,718,824
FirstEnergy Corp.	621,049	25,525,114
NextEra Energy, Inc.	1,536,548	129,822,939
OGE Energy Corp.	240,247	9,869,347
PG&E Corp. (b)	2,804,789	30,460,009
PNM Resources, Inc.	37,400	1,805,298
Portland General Electric Co.	36,097	1,853,220
PPL Corp.	1,026,700	29,856,436
Southern Co.	1,229,672	94,549,480
Xcel Energy, Inc.	74,000	5,415,320
		567,106,098
Gas Utilities - 0.8%
Gas Utilities - 0.8%
Southwest Gas Corp.	81,300	7,069,848
Independent Power and Renewable Electricity Producers - 8.1%
Independent Power Producers & Energy Traders - 5.9%
Clearway Energy, Inc.:
Class A	93,226	3,219,094
Class C	37,964	1,425,169
The AES Corp.	836,820	18,594,140
Vistra Corp.	994,052	25,696,244
		48,934,647
Renewable Electricity - 2.2%
NextEra Energy Partners LP (a)	182,590	15,107,497
Sunnova Energy International, Inc. (a)(b)	121,595	3,163,902
		18,271,399

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		67,206,046

Multi-Utilities - 19.4%
Multi-Utilities - 19.4%
CenterPoint Energy, Inc.	688,369	21,814,414
Consolidated Edison, Inc.	73,209	7,267,457
Dominion Energy, Inc.	355,376	29,133,724
NiSource, Inc.	827,952	25,169,741
Public Service Enterprise Group, Inc.	406,205	26,675,482
Sempra Energy	306,500	50,817,700
		160,878,518
TOTAL COMMON STOCKS
(Cost $609,959,666)		802,260,510

Money Market Funds - 4.4%
Fidelity Cash Central Fund 2.01% (c)	19,540,570	19,544,478
Fidelity Securities Lending Cash Central Fund 2.01% (c)(d)	16,916,648	16,918,340
TOTAL MONEY MARKET FUNDS
(Cost $36,462,818)		36,462,818
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $646,422,484)		838,723,328
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(7,951,898)
NET ASSETS - 100%		$830,771,430

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$9,596,579	$254,324,281	$244,376,382	$83,400	$--	$--	$19,544,478	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	21,565,325	80,696,556	85,343,541	10,504	--	--	16,918,340	0.0%
Total	$31,161,904	$335,020,837	$329,719,923	$93,904	$--	$--	$36,462,818

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$802,260,510	$802,260,510	$--	$--
Money Market Funds	36,462,818	36,462,818	--	--
Total Investments in Securities:	$838,723,328	$838,723,328	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $16,654,725) — See accompanying schedule: Unaffiliated issuers (cost $609,959,666)	$802,260,510
Fidelity Central Funds (cost $36,462,818)	36,462,818
Total Investment in Securities (cost $646,422,484)		$838,723,328
Receivable for investments sold		7,480,989
Receivable for fund shares sold		2,146,360
Dividends receivable		601,729
Distributions receivable from Fidelity Central Funds		30,674
Prepaid expenses		814
Total assets		848,983,894
Liabilities
Payable for fund shares redeemed	$649,370
Distributions payable	12
Accrued management fee	339,050
Distribution and service plan fees payable	137,948
Other affiliated payables	124,008
Other payables and accrued expenses	43,736
Collateral on securities loaned	16,918,340
Total liabilities		18,212,464
Net Assets		$830,771,430
Net Assets consist of:
Paid in capital		$621,277,679
Total accumulated earnings (loss)		209,493,751
Net Assets		$830,771,430
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($322,060,053 ÷ 8,109,796 shares)(a)		$39.71
Maximum offering price per share (100/94.25 of $39.71)		$42.13
Class M:
Net Asset Value and redemption price per share ($71,690,336 ÷ 1,800,670 shares)(a)		$39.81
Maximum offering price per share (100/96.50 of $39.81)		$41.25
Class C:
Net Asset Value and offering price per share ($61,087,347 ÷ 1,577,294 shares)(a)		$38.73
Class I:
Net Asset Value, offering price and redemption price per share ($269,667,337 ÷ 6,629,070 shares)		$40.68
Class Z:
Net Asset Value, offering price and redemption price per share ($106,266,357 ÷ 2,613,681 shares)		$40.66

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$15,674,166
Income from Fidelity Central Funds (including $10,504 from security lending)		93,904
Total income		15,768,070
Expenses
Management fee	$3,408,211
Transfer agent fees	1,084,485
Distribution and service plan fees	1,541,093
Accounting fees	231,001
Custodian fees and expenses	5,569
Independent trustees' fees and expenses	2,076
Registration fees	112,475
Audit	47,583
Legal	1,127
Interest	349
Miscellaneous	2,232
Total expenses before reductions	6,436,201
Expense reductions	(20,366)
Total expenses after reductions		6,415,835
Net investment income (loss)		9,352,235
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,793,548
Total net realized gain (loss)		20,793,548
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	75,437,981
Assets and liabilities in foreign currencies	(1,235)
Total change in net unrealized appreciation (depreciation)		75,436,746
Net gain (loss)		96,230,294
Net increase (decrease) in net assets resulting from operations		$105,582,529

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,352,235	$9,817,556
Net realized gain (loss)	20,793,548	25,296,008
Change in net unrealized appreciation (depreciation)	75,436,746	44,043,923
Net increase (decrease) in net assets resulting from operations	105,582,529	79,157,487
Distributions to shareholders	(19,701,144)	(12,048,409)
Share transactions - net increase (decrease)	184,796,381	(118,271,345)
Total increase (decrease) in net assets	270,677,766	(51,162,267)
Net Assets
Beginning of period	560,093,664	611,255,931
End of period	$830,771,430	$560,093,664

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$34.53	$30.67	$31.73	$31.54	$29.74
Income from Investment Operations
Net investment income (loss)A,B	.52	.56	.60	.67	.49
Net realized and unrealized gain (loss)	5.84	3.98	(1.03)	2.81	2.38
Total from investment operations	6.36	4.54	(.43)	3.48	2.87
Distributions from net investment income	(.67)	(.68)	(.62)	(.48)	(.49)
Distributions from net realized gain	(.51)	–	–C	(2.81)	(.58)
Total distributions	(1.18)	(.68)	(.63)D	(3.29)	(1.07)
Net asset value, end of period	$39.71	$34.53	$30.67	$31.73	$31.54
Total ReturnE,F	18.70%	14.95%	(1.56)%	11.73%	9.84%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.02%	1.05%	1.06%	1.08%	1.12%
Expenses net of fee waivers, if any	1.02%	1.04%	1.06%	1.07%	1.11%
Expenses net of all reductions	1.02%	1.03%	1.05%	1.06%	1.09%
Net investment income (loss)	1.41%	1.70%	1.88%	2.14%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$322,060	$254,388	$249,158	$268,246	$173,999
Portfolio turnover rateI	36%	45%	80%J	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$34.57	$30.71	$31.77	$31.58	$29.77
Income from Investment Operations
Net investment income (loss)A,B	.42	.47	.51	.58	.41
Net realized and unrealized gain (loss)	5.85	3.99	(1.03)	2.81	2.38
Total from investment operations	6.27	4.46	(.52)	3.39	2.79
Distributions from net investment income	(.51)	(.60)	(.53)	(.39)	(.40)
Distributions from net realized gain	(.51)	–	–C	(2.81)	(.58)
Total distributions	(1.03)D	(.60)	(.54)D	(3.20)	(.98)
Net asset value, end of period	$39.81	$34.57	$30.71	$31.77	$31.58
Total ReturnE,F	18.37%	14.63%	(1.82)%	11.38%	9.53%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.30%	1.32%	1.33%	1.36%	1.41%
Expenses net of fee waivers, if any	1.29%	1.32%	1.33%	1.36%	1.41%
Expenses net of all reductions	1.29%	1.31%	1.33%	1.35%	1.39%
Net investment income (loss)	1.14%	1.42%	1.60%	1.86%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$71,690	$58,065	$58,773	$61,741	$46,669
Portfolio turnover rateI	36%	45%	80%J	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$33.60	$29.83	$30.90	$30.81	$29.07
Income from Investment Operations
Net investment income (loss)A,B	.24	.30	.35	.42	.26
Net realized and unrealized gain (loss)	5.67	3.88	(1.01)	2.74	2.33
Total from investment operations	5.91	4.18	(.66)	3.16	2.59
Distributions from net investment income	(.27)	(.41)	(.40)	(.26)	(.27)
Distributions from net realized gain	(.51)	–	–C	(2.81)	(.58)
Total distributions	(.78)	(.41)	(.41)D	(3.07)	(.85)
Net asset value, end of period	$38.73	$33.60	$29.83	$30.90	$30.81
Total ReturnE,F	17.78%	14.10%	(2.28)%	10.87%	9.04%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.78%	1.80%	1.81%	1.83%	1.87%
Expenses net of fee waivers, if any	1.78%	1.80%	1.81%	1.83%	1.87%
Expenses net of all reductions	1.78%	1.79%	1.80%	1.82%	1.85%
Net investment income (loss)	.65%	.94%	1.12%	1.39%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$61,087	$49,312	$63,458	$66,525	$53,099
Portfolio turnover rateI	36%	45%	80%J	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$35.39	$31.40	$32.47	$32.21	$30.35
Income from Investment Operations
Net investment income (loss)A,B	.64	.66	.71	.76	.59
Net realized and unrealized gain (loss)	5.98	4.10	(1.07)	2.88	2.43
Total from investment operations	6.62	4.76	(.36)	3.64	3.02
Distributions from net investment income	(.81)	(.77)	(.71)	(.58)	(.58)
Distributions from net realized gain	(.51)	–	–C	(2.81)	(.58)
Total distributions	(1.33)D	(.77)	(.71)	(3.38)D	(1.16)
Net asset value, end of period	$40.68	$35.39	$31.40	$32.47	$32.21
Total ReturnE	19.00%	15.30%	(1.30)%	12.04%	10.14%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.76%	.77%	.79%	.81%	.84%
Expenses net of fee waivers, if any	.75%	.77%	.78%	.80%	.84%
Expenses net of all reductions	.75%	.76%	.78%	.79%	.82%
Net investment income (loss)	1.68%	1.97%	2.15%	2.41%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$269,667	$143,582	$187,833	$229,777	$55,462
Portfolio turnover rateH	36%	45%	80%I	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$35.38	$31.42	$32.48	$33.14
Income from Investment Operations
Net investment income (loss)B,C	.69	.71	.74	.63
Net realized and unrealized gain (loss)	5.98	4.08	(1.04)	2.13
Total from investment operations	6.67	4.79	(.30)	2.76
Distributions from net investment income	(.88)	(.83)	(.75)	(.61)
Distributions from net realized gain	(.51)	–	–D	(2.81)
Total distributions	(1.39)	(.83)	(.76)E	(3.42)
Net asset value, end of period	$40.66	$35.38	$31.42	$32.48
Total ReturnF,G	19.17%	15.41%	(1.15)%	9.04%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.63%	.64%	.65%	.66%J
Expenses net of fee waivers, if any	.63%	.64%	.65%	.66%J
Expenses net of all reductions	.63%	.63%	.64%	.64%J
Net investment income (loss)	1.81%	2.10%	2.29%	2.41%J
Supplemental Data
Net assets, end of period (000 omitted)	$106,266	$54,746	$52,034	$17,071
Portfolio turnover rateK	36%	45%	80%L	56%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financial Services Fund and Fidelity Adviser Health Care Fund. Each Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$37,867,811	Market Approach	Discount rate	14.1% - 44.9% / 36.7%	Decrease
			Transaction price	$1.35 - $8.90 / $4.68	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	8.0% - 10.0% / 9.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	0.6% - 50.0% / 17.9%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fidelity Advisor Health Care

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$73,588,926	Market Approach	Discount rate	31.1% - 49.5% / 34.1%	Decrease
			Transaction price	$1.73 - $28.70 / $13.87	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	5.0 – 6.8 / 6.3	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Probability rate	0.6% - 37.3% / 16.3%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fidelity Advisor Technology

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$84,526,525	Market Approach	Discount rate	5.3% - 75.0% / 16.5%	Decrease
			Transaction price	$1.10 - $559.60 / $213.44	Increase
		Recovery value	Recovery value	$0.00	Increase
		Book value	Book value multiple	1.7	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.1 – 26.0 / 11.7	Increase
			Enterprise value/Gross profit multiple (EV/GP)	8.8	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.8	Increase
		Black scholes	Term	5.0	Increase
			Volatility	80.0%	Increase
Preferred Securities	$4,405,056	Market Approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Energy Fund	$74,784
Fidelity Advisor Technology Fund	119,853

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Advisor Technology Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Advisor Biotechnology Fund	$1,631,369,733	$526,023,028	$(328,558,819)	$197,464,209
Fidelity Advisor Consumer Discretionary Fund	266,298,774	186,420,661	(14,663,716)	171,756,945
Fidelity Advisor Energy Fund	966,156,099	493,689,740	(25,314,238)	468,375,502
Fidelity Advisor Financial Services Fund	466,457,889	83,908,606	(34,760,309)	49,148,297
Fidelity Advisor Health Care Fund	4,673,831,205	2,072,649,555	(525,458,205)	1,547,191,350
Fidelity Advisor Industrials Fund	490,456,127	64,770,458	(21,390,815)	43,379,643
Fidelity Advisor Semiconductors Fund	647,786,817	254,110,754	(47,980,856)	206,129,898
Fidelity Advisor Technology Fund	2,450,877,036	1,750,980,340	(365,410,209)	1,385,570,131
Fidelity Advisor Utilities Fund	649,104,627	193,455,883	(3,837,182)	189,618,701

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$–	$–	$–	$–	$197,464,209
Fidelity Advisor Consumer Discretionary Fund	–	–	17,146,277	–	171,752,852
Fidelity Advisor Energy Fund	–	13,046,189	–	(316,843,870)	468,115,182
Fidelity Advisor Financial Services Fund	–	4,508,617	21,145,252	–	49,148,297
Fidelity Advisor Health Care Fund	–	–	–	–	1,547,133,887
Fidelity Advisor Industrials Fund	–	–	17,016,229	–	43,379,643
Fidelity Advisor Semiconductors Fund	–	–	22,137,283	–	206,127,997
Fidelity Advisor Technology Fund	–	–	77,293,066	–	1,385,563,807
Fidelity Advisor Utilities Fund	–	306,482	19,569,298	–	189,617,970

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Advisor Energy Fund	(176,483,466)	(140,360,404)	(316,843,870)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to July 31, 2022, and ordinary losses recognized during the period January 1, 2022 to July 31, 2022. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Advisor Biotechnology Fund	$(112,199,146)	$–
Fidelity Advisor Consumer Discretionary Fund	(17,015,738)	(1,142,847)
Fidelity Advisor Financial Services Fund	(4,572,117)	–
Fidelity Advisor Health Care Fund	(69,569,948)	(11,301,927)
Fidelity Advisor Industrials Fund	(5,993,316)	–
Fidelity Advisor Semiconductors Fund	–	(1,400,384)
Fidelity Advisor Technology Fund	–	(9,615,782)

The tax character of distributions paid was as follows:

July 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$114,816,987	$274,425,826	$389,242,813
Fidelity Advisor Consumer Discretionary Fund	4,008,843	40,831,776	44,840,619
Fidelity Advisor Energy Fund	14,774,337	–	14,774,337
Fidelity Advisor Financial Services Fund	8,808,931	12,201,665	21,010,596
Fidelity Advisor Health Care Fund	876,414	420,586,154	421,462,568
Fidelity Advisor Industrials Fund	20,972,599	100,928,586	121,901,185
Fidelity Advisor Semiconductors Fund	16,705,837	27,202,609	43,908,446
Fidelity Advisor Technology Fund	224,707,897	376,263,605	600,971,502
Fidelity Advisor Utilities Fund	11,491,678	8,209,466	19,701,144

July 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$145,927,671	$82,262,615	$228,190,286
Fidelity Advisor Consumer Discretionary Fund	–	7,826,027	7,826,027
Fidelity Advisor Energy Fund	13,506,451	–	13,506,451
Fidelity Advisor Financial Services Fund	5,718,993	1,513,784	7,232,777
Fidelity Advisor Health Care Fund	69,368,556	286,663,296	356,031,852
Fidelity Advisor Industrials Fund	–	3,415,748	3,415,748
Fidelity Advisor Semiconductors Fund	1,098,272	19,834,031	20,932,303
Fidelity Advisor Technology Fund	79,550,664	239,625,906	319,176,570
Fidelity Advisor Utilities Fund	12,048,409	–	12,048,409

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, Fidelity Advisor Biotechnology Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Semiconductors Fund, and Fidelity Advisor Technology Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Health Care Fund	9,402,913.16

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	895,606,276	1,366,479,642
Fidelity Advisor Consumer Discretionary Fund	206,407,662	404,673,742
Fidelity Advisor Energy Fund	766,045,728	358,632,453
Fidelity Advisor Financial Services Fund	295,589,144	210,919,854
Fidelity Advisor Health Care Fund	2,115,582,511	2,606,248,073
Fidelity Advisor Industrials Fund	620,114,366	771,910,058
Fidelity Advisor Semiconductors Fund	425,624,816	264,731,373
Fidelity Advisor Technology Fund	901,046,233	1,247,835,254
Fidelity Advisor Utilities Fund	392,220,000	230,206,435

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.22%	.52%
Fidelity Advisor Consumer Discretionary Fund	.30%	.22%	.52%
Fidelity Advisor Energy Fund	.30%	.22%	.53%
Fidelity Advisor Financial Services Fund	.30%	.22%	.53%
Fidelity Advisor Health Care Fund	.30%	.22%	.52%
Fidelity Advisor Industrials Fund	.30%	.22%	.52%
Fidelity Advisor Semiconductors Fund	.30%	.22%	.52%
Fidelity Advisor Technology Fund	.30%	.22%	.52%
Fidelity Advisor Utilities Fund	.30%	.22%	.53%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	-%	.25%	$1,788,026	$22,818
Class M	.25%	.25%	695,082	422
Class C	.75%	.25%	2,496,781	148,117
			$4,979,889	$171,357
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	.25%	$575,749	$22,948
Class M	.25%	.25%	215,932	1,008
Class C	.75%	.25%	725,127	100,798
			$1,516,808	$124,754
Fidelity Advisor Energy Fund
Class A	-%	.25%	$663,412	$33,753
Class M	.25%	.25%	447,856	–
Class C	.75%	.25%	800,369	153,108
			$1,911,637	$186,861
Fidelity Advisor Financial Services Fund
Class A	-%	.25%	$501,806	$16,353
Class M	.25%	.25%	352,208	178
Class C	.75%	.25%	621,792	115,226
			$1,475,806	$131,757
Fidelity Advisor Health Care Fund
Class A	-%	.25%	$3,977,234	$109,498
Class M	.25%	.25%	1,800,480	–
Class C	.75%	.25%	5,940,900	583,282
			$11,718,614	$692,780
Fidelity Advisor Industrials Fund
Class A	-%	.25%	$604,008	$5,556
Class M	.25%	.25%	270,016	554
Class C	.75%	.25%	467,031	39,779
			$1,341,055	$45,889
Fidelity Advisor Semiconductors Fund
Class A	-%	.25%	$830,762	$32,887
Class M	.25%	.25%	272,072	–
Class C	.75%	.25%	965,168	195,347
			$2,068,002	$228,234
Fidelity Advisor Technology Fund
Class A	-%	.25%	$4,337,076	$68,004
Class M	.25%	.25%	2,903,756	–
Class C	.75%	.25%	3,666,631	356,316
			$10,907,463	$424,320
Fidelity Advisor Utilities Fund
Class A	-%	.25%	$697,130	$14,977
Class M	.25%	.25%	314,688	192
Class C	.75%	.25%	529,275	66,283
			$1,541,093	$81,452

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$126,126
Class M	11,745
Class C(a)	1,826
$139,697
Fidelity Advisor Consumer Discretionary Fund
Class A	$73,959
Class M	7,472
Class C(a)	1,734
$83,165
Fidelity Advisor Energy Fund
Class A	$264,165
Class M	14,236
Class C(a)	1,479
$279,880
Fidelity Advisor Financial Services Fund
Class A	$109,565
Class M	10,491
Class C(a)	1,612
$121,668
Fidelity Advisor Health Care Fund
Class A	$362,407
Class M	40,647
Class C(a)	4,740
$407,794
Fidelity Advisor Industrials Fund
Class A	$31,325
Class M	4,123
Class C(a)	523
$35,971
Fidelity Advisor Semiconductors Fund
Class A	$394,835
Class M	12,376
Class C(a)	2,494
$409,705
Fidelity Advisor Technology Fund
Class A	$506,634
Class M	36,172
Class C(a)	6,739
$549,545
Fidelity Advisor Utilities Fund
Class A	$120,616
Class M	14,186
Class C(a)	1,260
$136,062

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$1,317,903.18
Class M	295,487.21
Class C	459,849.18
Class I	1,539,821.17
Class Z	31,692.04
	$3,644,752
Fidelity Advisor Consumer Discretionary Fund
Class A	$414,555.18
Class M	83,139.19
Class C	133,153.18
Class I	304,396.16
Class Z	26,214.04
	$961,457
Fidelity Advisor Energy Fund
Class A	$556,097.21
Class M	202,376.23
Class C	158,734.20
Class I	603,073.18
Class Z	78,802.04
	$1,599,082
Fidelity Advisor Financial Services Fund
Class A	$376,775.19
Class M	129,410.18
Class C	118,943.19
Class I	225,995.17
Class Z	25,479.04
	$876,602
Fidelity Advisor Health Care Fund
Class A	$2,758,318.17
Class M	629,728.17
Class C	1,039,633.17
Class I	5,011,278.16
Class Z	356,915.04
	$9,795,872
Fidelity Advisor Industrials Fund
Class A	$438,434.18
Class M	101,371.19
Class C	87,329.19
Class I	342,155.16
Class Z	15,374.04
	$984,663
Fidelity Advisor Semiconductors Fund
Class A	$586,213.18
Class M	94,321.17
Class C	174,725.18
Class I	518,514.16
Class Z	18,258.04
	$1,392,031
Fidelity Advisor Technology Fund
Class A	$2,877,329.17
Class M	925,318.16
Class C	654,691.18
Class I	2,136,086.16
Class Z	203,527.04
	$6,796,951
Fidelity Advisor Utilities Fund
Class A	$513,616.18
Class M	130,986.21
Class C	102,305.19
Class I	309,417.17
Class Z	28,161.04
	$1,084,485

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Biotechnology Fund	.03
Fidelity Advisor Consumer Discretionary Fund	.04
Fidelity Advisor Energy Fund	.03
Fidelity Advisor Financial Services Fund	.04
Fidelity Advisor Health Care Fund	.02
Fidelity Advisor Industrials Fund	.04
Fidelity Advisor Semiconductors Fund	.03
Fidelity Advisor Technology Fund	.02
Fidelity Advisor Utilities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$45,633
Fidelity Advisor Consumer Discretionary Fund	2,746
Fidelity Advisor Energy Fund	19,309
Fidelity Advisor Financial Services Fund	3,808
Fidelity Advisor Health Care Fund	49,967
Fidelity Advisor Industrials Fund	10,946
Fidelity Advisor Semiconductors Fund	5,334
Fidelity Advisor Technology Fund	12,843
Fidelity Advisor Utilities Fund	5,890

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Biotechnology Fund	Borrower	$42,699,000.32%		$747
Fidelity Advisor Consumer Discretionary Fund	Borrower	$5,665,012.39%		$4,942
Fidelity Advisor Energy Fund	Borrower	$6,426,057	1.61%	$10,085
Fidelity Advisor Financial Services Fund	Borrower	$6,853,000.32%		$240
Fidelity Advisor Health Care Fund	Borrower	$13,649,917.32%		$2,907
Fidelity Advisor Industrials Fund	Borrower	$14,029,125.34%		$1,063
Fidelity Advisor Technology Fund	Borrower	$10,375,750.32%		$1,089
Fidelity Advisor Utilities Fund	Borrower	$13,289,667.32%		$349

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Biotechnology Fund	59,199,842	176,418,790	18,515,967
Fidelity Advisor Consumer Discretionary Fund	20,794,764	28,219,945	(5,509,688)
Fidelity Advisor Energy Fund	68,713,800	32,857,775	(1,088,155)
Fidelity Advisor Financial Services Fund	15,746,640	13,333,550	2,789,677
Fidelity Advisor Health Care Fund	192,924,670	176,994,042	25,972,884
Fidelity Advisor Industrials Fund	26,791,763	28,503,343	3,045,860
Fidelity Advisor Semiconductors Fund	31,192,650	9,799,155	2,409,421
Fidelity Advisor Technology Fund	83,982,723	70,879,381	3,617,813
Fidelity Advisor Utilities Fund	12,377,753	2,343,549	(376,060)

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Advisor Health Care Fund	1,437
Fidelity Advisor Technology Fund	1,212

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Biotechnology Fund	$2,907
Fidelity Advisor Consumer Discretionary Fund	839
Fidelity Advisor Energy Fund	925
Fidelity Advisor Financial Services Fund	656
Fidelity Advisor Health Care Fund	8,508
Fidelity Advisor Industrials Fund	794
Fidelity Advisor Semiconductors Fund	1,027
Fidelity Advisor Technology Fund	6,005
Fidelity Advisor Utilities Fund	732

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Biotechnology Fund	$282,688	$84,677	$97,300
Fidelity Advisor Consumer Discretionary Fund	$18,836	$20,874	$236,187
Fidelity Advisor Energy Fund	$4,058	$–	$–
Fidelity Advisor Financial Services Fund	$221	$–	$–
Fidelity Advisor Health Care Fund	$105,269	$91,978	$–
Fidelity Advisor Industrials Fund	$1,327	$–	$–
Fidelity Advisor Semiconductors Fund	$6,462	$10,338	$7,145,424
Fidelity Advisor Technology Fund	$5,497	$119	$–
Fidelity Advisor Utilities Fund	$1,034	$–	$–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Consumer Discretionary Fund	$1,365,860.77%		$1,452
Fidelity Advisor Energy Fund	$2,298,700	1.81%	$1,156
Fidelity Advisor Health Care Fund	$501,000.58%		$8

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Advisor Technology Fund	$1

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Advisor Biotechnology Fund	$65,994
Fidelity Advisor Consumer Discretionary Fund	18,999
Fidelity Advisor Energy Fund	30,987
Fidelity Advisor Financial Services Fund	16,316
Fidelity Advisor Health Care Fund	204,580
Fidelity Advisor Industrials Fund	18,417
Fidelity Advisor Semiconductors Fund	27,537
Fidelity Advisor Technology Fund	144,231
Fidelity Advisor Utilities Fund	20,366

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Advisor Biotechnology Fund
Distributions to shareholders
Class A	$130,319,328	$67,637,073
Class M	27,259,940	14,175,139
Class C	56,696,827	38,418,019
Class I	161,275,417	101,042,657
Class Z	13,691,301	6,917,398
Total	$389,242,813	$228,190,286
Fidelity Advisor Consumer Discretionary Fund
Distributions to shareholders
Class A	$16,168,980	$2,799,807
Class M	3,125,065	644,893
Class C	6,086,253	1,412,829
Class I	13,848,199	2,190,120
Class Z	5,612,122	778,378
Total	$44,840,619	$7,826,027
Fidelity Advisor Energy Fund
Distributions to shareholders
Class A	$4,229,952	$3,957,441
Class M	1,304,332	1,322,704
Class C	978,471	1,232,239
Class I	4,763,295	5,542,085
Class Z	3,498,287	1,451,982
Total	$14,774,337	$13,506,451
Fidelity Advisor Financial Services Fund
Distributions to shareholders
Class A	$8,215,386	$3,032,802
Class M	2,766,606	897,549
Class C	2,294,171	858,669
Class I	5,648,531	1,637,605
Class Z	2,085,902	806,152
Total	$21,010,596	$7,232,777
Fidelity Advisor Health Care Fund
Distributions to shareholders
Class A	$103,562,390	$85,254,822
Class M	25,573,033	21,586,340
Class C	52,054,574	45,636,281
Class I	186,427,506	163,297,556
Class Z	53,845,065	40,256,853
Total	$421,462,568	$356,031,852
Fidelity Advisor Industrials Fund
Distributions to shareholders
Class A	$48,588,464	$1,360,586
Class M	10,790,903	326,687
Class C	10,633,855	410,014
Class I	43,185,214	1,091,334
Class Z	8,702,749	227,127
Total	$121,901,185	$3,415,748
Fidelity Advisor Semiconductors Fund
Distributions to shareholders
Class A	$16,894,260	$8,071,050
Class M	3,024,406	1,689,234
Class C	5,665,807	3,556,245
Class I	15,905,080	7,098,112
Class Z	2,418,893	517,662
Total	$43,908,446	$20,932,303
Fidelity Advisor Technology Fund
Distributions to shareholders
Class A	$228,756,732	$121,011,582
Class M	82,459,541	44,308,653
Class C	60,838,976	36,326,601
Class I	166,955,477	89,512,609
Class Z	61,960,776	28,017,125
Total	$600,971,502	$319,176,570
Fidelity Advisor Utilities Fund
Distributions to shareholders
Class A	$8,686,807	$5,044,520
Class M	1,704,212	1,092,413
Class C	1,133,319	758,565
Class I	5,976,790	3,725,913
Class Z	2,200,016	1,426,998
Total	$19,701,144	$12,048,409

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	4,418,691	4,988,031	$117,800,031	$167,392,479
Reinvestment of distributions	4,440,754	1,799,881	118,923,402	61,715,324
Shares redeemed	(6,636,216)	(5,261,146)	(173,909,401)	(174,179,391)
Net increase (decrease)	2,223,229	1,526,766	$62,814,032	$54,928,412
Class M
Shares sold	525,275	995,337	$13,292,225	$30,881,501
Reinvestment of distributions	1,096,046	439,075	26,962,677	14,041,249
Shares redeemed	(1,501,866)	(1,081,193)	(35,974,200)	(33,432,255)
Net increase (decrease)	119,455	353,219	$4,280,702	$11,490,495
Class C
Shares sold	766,454	1,153,351	$16,982,361	$31,874,274
Reinvestment of distributions	2,615,104	1,317,196	55,231,000	37,235,282
Shares redeemed	(5,864,679)	(5,015,655)	(124,192,429)	(138,031,651)
Net increase (decrease)	(2,483,121)	(2,545,108)	$(51,979,068)	$(68,922,095)
Class I
Shares sold	6,204,658	7,356,978	$172,889,033	$261,275,855
Reinvestment of distributions	4,712,583	2,327,200	137,418,918	85,623,933
Shares redeemed	(14,133,354)	(10,342,724)	(400,482,702)	(368,212,581)
Net increase (decrease)	(3,216,113)	(658,546)	$(90,174,751)	$(21,312,793)
Class Z
Shares sold	880,421	1,700,116	$25,302,163	$60,995,095
Reinvestment of distributions	396,056	154,329	11,564,840	5,683,821
Shares redeemed	(1,224,670)	(1,185,293)	(34,702,053)	(41,706,292)
Net increase (decrease)	51,807	669,152	$2,164,950	$24,972,624
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	723,542	1,888,408	$30,840,312	$80,090,408
Reinvestment of distributions	360,797	66,769	15,705,493	2,706,144
Shares redeemed	(1,390,561)	(1,018,441)	(56,239,450)	(42,259,203)
Net increase (decrease)	(306,222)	936,736	$(9,693,645)	$40,537,349
Class M
Shares sold	86,533	259,712	$3,353,263	$9,990,943
Reinvestment of distributions	76,937	17,054	3,082,116	639,182
Shares redeemed	(213,236)	(218,708)	(7,704,372)	(8,336,487)
Net increase (decrease)	(49,766)	58,058	$(1,268,993)	$2,293,638
Class C
Shares sold	194,917	655,073	$6,446,705	$21,563,514
Reinvestment of distributions	180,010	43,840	6,046,548	1,398,073
Shares redeemed	(756,125)	(754,233)	(23,161,684)	(24,941,149)
Net increase (decrease)	(381,198)	(55,320)	$(10,668,431)	$(1,979,562)
Class I
Shares sold	957,939	3,455,093	$43,970,719	$157,028,268
Reinvestment of distributions	261,935	44,468	12,486,421	1,963,243
Shares redeemed	(3,334,868)	(1,976,394)	(149,620,424)	(87,428,646)
Net increase (decrease)	(2,114,994)	1,523,167	$(93,163,284)	$71,562,865
Class Z
Shares sold	921,806	1,465,692	$38,859,222	$66,408,699
Reinvestment of distributions	92,881	14,813	4,440,626	656,091
Shares redeemed	(1,603,367)	(1,056,481)	(72,794,398)	(46,924,459)
Net increase (decrease)	(588,680)	424,024	$(29,494,550)	$20,140,331
Fidelity Advisor Energy Fund
Class A
Shares sold	5,586,497	2,907,447	$197,644,201	$61,561,652
Reinvestment of distributions	154,393	210,429	4,035,842	3,850,848
Shares redeemed	(4,025,817)	(2,580,719)	(132,157,901)	(51,778,100)
Net increase (decrease)	1,715,073	537,157	$69,522,142	$13,634,400
Class M
Shares sold	1,108,281	839,687	$38,124,228	$18,722,946
Reinvestment of distributions	47,378	68,479	1,273,515	1,287,399
Shares redeemed	(925,853)	(899,666)	(30,500,389)	(19,016,017)
Net increase (decrease)	229,806	8,500	$8,897,354	$994,328
Class C
Shares sold	1,487,293	660,725	$49,538,922	$13,081,023
Reinvestment of distributions	39,776	71,624	954,633	1,205,425
Shares redeemed	(1,191,755)	(1,105,766)	(35,900,925)	(20,525,961)
Net increase (decrease)	335,314	(373,417)	$14,592,630	$(6,239,513)
Class I
Shares sold	11,878,651	5,149,259	$442,734,533	$116,152,508
Reinvestment of distributions	152,645	263,571	4,219,114	5,089,551
Shares redeemed	(6,391,600)	(7,136,273)	(232,390,112)	(156,749,306)
Net increase (decrease)	5,639,696	(1,723,443)	$214,563,535	$(35,507,247)
Class Z
Shares sold	8,049,496	2,898,214	$277,617,915	$64,509,553
Reinvestment of distributions	121,637	73,062	3,353,536	1,407,175
Shares redeemed	(5,140,446)	(2,014,101)	(187,048,074)	(43,525,755)
Net increase (decrease)	3,030,687	957,175	$93,923,377	$22,390,973
Fidelity Advisor Financial Services Fund
Class A
Shares sold	2,078,376	1,796,629	$61,073,336	$47,892,115
Reinvestment of distributions	277,980	129,951	7,866,833	2,873,224
Shares redeemed	(1,537,466)	(1,368,007)	(43,023,094)	(31,660,283)
Net increase (decrease)	818,890	558,573	$25,917,075	$19,105,056
Class M
Shares sold	1,004,137	723,923	$29,329,128	$18,609,730
Reinvestment of distributions	97,289	40,416	2,722,139	884,297
Shares redeemed	(593,594)	(566,967)	(16,539,094)	(12,817,995)
Net increase (decrease)	507,832	197,372	$15,512,173	$6,676,032
Class C
Shares sold	727,321	492,379	$19,854,552	$11,952,885
Reinvestment of distributions	86,295	41,102	2,279,042	850,822
Shares redeemed	(618,443)	(845,925)	(16,237,901)	(18,090,556)
Net increase (decrease)	195,173	(312,444)	$5,895,693	$(5,286,849)
Class I
Shares sold	3,616,649	3,715,913	$109,262,113	$99,892,222
Reinvestment of distributions	187,755	67,057	5,484,338	1,527,568
Shares redeemed	(3,023,204)	(4,342,939)	(87,083,084)	(100,735,420)
Net increase (decrease)	781,200	(559,969)	$27,663,367	$684,370
Class Z
Shares sold	2,119,564	1,013,230	$63,792,422	$26,606,909
Reinvestment of distributions	66,623	34,717	1,941,402	789,123
Shares redeemed	(1,547,460)	(1,028,965)	(45,372,699)	(23,032,643)
Net increase (decrease)	638,727	18,982	$20,361,125	$4,363,389
Fidelity Advisor Health Care Fund
Class A
Shares sold	3,747,789	5,308,631	$233,179,014	$348,242,413
Reinvestment of distributions	1,495,405	1,258,713	96,348,946	80,205,218
Shares redeemed	(4,339,266)	(4,096,600)	(264,349,157)	(266,221,815)
Net increase (decrease)	903,928	2,470,744	$65,178,803	$162,225,816
Class M
Shares sold	435,333	673,573	$25,121,427	$40,682,436
Reinvestment of distributions	424,487	359,459	25,095,629	21,182,904
Shares redeemed	(855,683)	(942,777)	(48,110,063)	(56,902,516)
Net increase (decrease)	4,137	90,255	$2,106,993	$4,962,824
Class C
Shares sold	1,035,114	2,054,175	$49,790,284	$103,378,959
Reinvestment of distributions	1,046,899	903,363	50,596,635	44,382,226
Shares redeemed	(3,477,708)	(3,635,928)	(158,966,919)	(184,781,965)
Net increase (decrease)	(1,395,695)	(678,390)	$(58,580,000)	$(37,020,780)
Class I
Shares sold	10,728,410	16,464,289	$730,079,020	$1,172,808,851
Reinvestment of distributions	2,309,604	2,063,590	164,674,774	144,306,867
Shares redeemed	(14,652,690)	(12,044,029)	(969,895,308)	(860,852,926)
Net increase (decrease)	(1,614,676)	6,483,850	$(75,141,514)	$456,262,792
Class Z
Shares sold	4,032,990	5,525,911	$272,822,935	$396,687,588
Reinvestment of distributions	589,521	465,787	42,068,205	32,581,809
Shares redeemed	(4,279,711)	(2,678,428)	(283,294,012)	(192,046,547)
Net increase (decrease)	342,800	3,313,270	$31,597,128	$237,222,850
Fidelity Advisor Industrials Fund
Class A
Shares sold	603,316	1,076,584	$23,516,059	$45,468,071
Reinvestment of distributions	1,213,535	31,089	45,750,285	1,282,422
Shares redeemed	(1,335,197)	(1,224,035)	(50,895,928)	(49,828,306)
Net increase (decrease)	481,654	(116,362)	$18,370,416	$(3,077,813)
Class M
Shares sold	174,759	206,166	$6,661,118	$8,359,636
Reinvestment of distributions	291,480	8,025	10,627,377	321,903
Shares redeemed	(247,645)	(305,322)	(9,084,966)	(12,251,726)
Net increase (decrease)	218,594	(91,131)	$8,203,529	$(3,570,187)
Class C
Shares sold	111,395	294,036	$3,612,202	$10,618,840
Reinvestment of distributions	331,819	11,359	10,545,204	407,004
Shares redeemed	(548,802)	(725,513)	(17,779,500)	(25,842,698)
Net increase (decrease)	(105,588)	(420,118)	$(3,622,094)	$(14,816,854)
Class I
Shares sold	1,309,576	3,168,353	$56,025,544	$136,049,117
Reinvestment of distributions	874,167	19,975	35,517,393	876,709
Shares redeemed	(3,337,326)	(1,524,607)	(133,702,575)	(66,684,423)
Net increase (decrease)	(1,153,583)	1,663,721	$(42,159,638)	$70,241,403
Class Z
Shares sold	414,017	750,481	$17,587,181	$33,098,948
Reinvestment of distributions	127,360	3,549	5,164,450	155,552
Shares redeemed	(923,868)	(534,468)	(37,613,581)	(23,973,370)
Net increase (decrease)	(382,491)	219,562	$(14,861,950)	$9,281,130
Fidelity Advisor Semiconductors Fund
Class A
Shares sold	2,860,692	2,272,508	$141,379,185	$92,361,798
Reinvestment of distributions	305,160	209,688	16,570,155	7,894,748
Shares redeemed	(1,755,975)	(1,139,468)	(81,055,946)	(44,250,742)
Net increase (decrease)	1,409,877	1,342,728	$76,893,394	$56,005,804
Class M
Shares sold	274,328	264,285	$13,314,173	$10,045,601
Reinvestment of distributions	58,420	46,894	2,991,086	1,671,302
Shares redeemed	(272,402)	(205,061)	(12,460,105)	(7,535,130)
Net increase (decrease)	60,346	106,118	$3,845,154	$4,181,773
Class C
Shares sold	848,794	603,785	$34,916,166	$20,475,892
Reinvestment of distributions	126,023	112,361	5,653,413	3,542,734
Shares redeemed	(694,995)	(758,704)	(26,741,267)	(24,960,249)
Net increase (decrease)	279,822	(42,558)	$13,828,312	$(941,623)
Class I
Shares sold	4,659,880	3,218,643	$244,049,201	$138,779,272
Reinvestment of distributions	250,734	170,390	14,570,164	6,832,623
Shares redeemed	(3,378,308)	(2,173,312)	(169,937,377)	(89,960,875)
Net increase (decrease)	1,532,306	1,215,721	$88,681,988	$55,651,020
Class Z
Shares sold	955,357	440,987	$50,804,090	$19,153,328
Reinvestment of distributions	35,604	11,859	2,067,182	474,851
Shares redeemed	(494,861)	(158,845)	(24,155,858)	(6,852,204)
Net increase (decrease)	496,100	294,001	$28,715,414	$12,775,975
Fidelity Advisor Technology Fund
Class A
Shares sold	2,519,136	3,227,692	$232,706,169	$287,807,384
Reinvestment of distributions	2,240,274	1,308,684	218,314,727	115,478,310
Shares redeemed	(3,342,272)	(4,026,118)	(298,760,229)	(359,897,290)
Net increase (decrease)	1,417,138	510,258	$152,260,667	$43,388,404
Class M
Shares sold	697,044	1,097,418	$59,786,363	$90,166,670
Reinvestment of distributions	907,716	530,803	81,358,575	43,573,593
Shares redeemed	(1,175,809)	(1,566,784)	(96,678,322)	(129,813,793)
Net increase (decrease)	428,951	61,437	$44,466,616	$3,926,470
Class C
Shares sold	583,339	926,376	$41,708,463	$65,390,790
Reinvestment of distributions	804,256	509,178	59,884,931	35,688,322
Shares redeemed	(1,436,860)	(1,935,386)	(98,189,544)	(138,574,238)
Net increase (decrease)	(49,265)	(499,832)	$3,403,850	$(37,495,126)
Class I
Shares sold	3,867,129	4,485,105	$384,870,571	$437,609,448
Reinvestment of distributions	1,447,115	859,806	157,373,714	83,530,124
Shares redeemed	(4,936,086)	(4,711,105)	(483,932,095)	(453,488,874)
Net increase (decrease)	378,158	633,806	$58,312,190	$67,650,698
Class Z
Shares sold	2,088,418	2,665,827	$199,301,687	$261,760,082
Reinvestment of distributions	520,545	257,979	56,520,804	25,013,683
Shares redeemed	(1,767,962)	(1,849,927)	(176,311,632)	(179,698,035)
Net increase (decrease)	841,001	1,073,879	$79,510,859	$107,075,730
Fidelity Advisor Utilities Fund
Class A
Shares sold	2,038,098	1,125,170	$76,451,481	$37,451,800
Reinvestment of distributions	227,863	150,513	8,404,572	4,887,151
Shares redeemed	(1,522,462)	(2,032,740)	(55,946,312)	(65,836,825)
Net increase (decrease)	743,499	(757,057)	$28,909,741	$(23,497,874)
Class M
Shares sold	280,727	192,689	$10,659,633	$6,319,115
Reinvestment of distributions	45,465	33,030	1,678,440	1,075,800
Shares redeemed	(204,995)	(460,032)	(7,562,685)	(15,128,321)
Net increase (decrease)	121,197	(234,313)	$4,775,388	$(7,733,406)
Class C
Shares sold	455,467	244,717	$16,708,391	$7,862,719
Reinvestment of distributions	31,528	23,775	1,129,916	754,630
Shares redeemed	(377,473)	(928,065)	(13,548,566)	(29,528,468)
Net increase (decrease)	109,522	(659,573)	$4,289,741	$(20,911,119)
Class I
Shares sold	4,333,877	1,291,889	$167,495,499	$43,574,208
Reinvestment of distributions	154,482	110,504	5,854,917	3,670,947
Shares redeemed	(1,916,822)	(3,326,028)	(71,914,451)	(109,800,472)
Net increase (decrease)	2,571,537	(1,923,635)	$101,435,965	$(62,555,317)
Class Z
Shares sold	2,215,889	776,806	$87,714,810	$25,983,383
Reinvestment of distributions	46,255	32,015	1,754,820	1,062,593
Shares redeemed	(1,195,749)	(917,828)	(44,084,084)	(30,619,605)
Net increase (decrease)	1,066,395	(109,007)	$45,385,546	$(3,573,629)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the "Funds"), each a fund of Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 316 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Advisor Biotechnology Fund
Class A	1.00%
Actual		$1,000.00	$928.30	$4.78
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class M	1.29%
Actual		$1,000.00	$926.90	$6.16
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.76%
Actual		$1,000.00	$924.50	$8.40
Hypothetical-C		$1,000.00	$1,016.07	$8.80
Class I	.73%
Actual		$1,000.00	$929.10	$3.49
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Class Z	.61%
Actual		$1,000.00	$930.00	$2.92
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Fidelity Advisor Consumer Discretionary Fund
Class A	1.01%
Actual		$1,000.00	$859.30	$4.66
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class M	1.28%
Actual		$1,000.00	$858.00	$5.90
Hypothetical-C		$1,000.00	$1,018.45	$6.41
Class C	1.77%
Actual		$1,000.00	$855.70	$8.14
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.74%
Actual		$1,000.00	$860.40	$3.41
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class Z	.62%
Actual		$1,000.00	$860.80	$2.86
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Fidelity Advisor Energy Fund
Class A	1.02%
Actual		$1,000.00	$1,229.10	$5.64
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.29%
Actual		$1,000.00	$1,227.40	$7.12
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.77%
Actual		$1,000.00	$1,224.30	$9.76
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$1,230.70	$4.15
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$1,231.20	$3.43
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Fidelity Advisor Financial Services Fund
Class A	1.03%
Actual		$1,000.00	$881.40	$4.80
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.27%
Actual		$1,000.00	$880.40	$5.92
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.78%
Actual		$1,000.00	$877.90	$8.29
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.76%
Actual		$1,000.00	$882.50	$3.55
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class Z	.63%
Actual		$1,000.00	$883.30	$2.94
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Health Care Fund
Class A	.97%
Actual		$1,000.00	$1,001.00	$4.81
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class M	1.22%
Actual		$1,000.00	$999.60	$6.05
Hypothetical-C		$1,000.00	$1,018.74	$6.11
Class C	1.72%
Actual		$1,000.00	$997.20	$8.52
Hypothetical-C		$1,000.00	$1,016.27	$8.60
Class I	.71%
Actual		$1,000.00	$1,002.20	$3.52
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Class Z	.59%
Actual		$1,000.00	$1,002.80	$2.93
Hypothetical-C		$1,000.00	$1,021.87	$2.96
Fidelity Advisor Industrials Fund
Class A	1.02%
Actual		$1,000.00	$948.50	$4.93
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.27%
Actual		$1,000.00	$947.30	$6.13
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.77%
Actual		$1,000.00	$944.70	$8.53
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$949.60	$3.63
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$950.60	$3.00
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Fidelity Advisor Semiconductors Fund
Class A	1.00%
Actual		$1,000.00	$873.80	$4.65
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class M	1.25%
Actual		$1,000.00	$872.80	$5.80
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class C	1.75%
Actual		$1,000.00	$870.60	$8.12
Hypothetical-C		$1,000.00	$1,016.12	$8.75
Class I	.73%
Actual		$1,000.00	$875.00	$3.39
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Class Z	.61%
Actual		$1,000.00	$875.50	$2.84
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Fidelity Advisor Technology Fund
Class A	.97%
Actual		$1,000.00	$824.10	$4.39
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class M	1.22%
Actual		$1,000.00	$823.00	$5.51
Hypothetical-C		$1,000.00	$1,018.74	$6.11
Class C	1.73%
Actual		$1,000.00	$820.90	$7.81
Hypothetical-C		$1,000.00	$1,016.22	$8.65
Class I	.71%
Actual		$1,000.00	$825.20	$3.21
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Class Z	.59%
Actual		$1,000.00	$825.70	$2.67
Hypothetical-C		$1,000.00	$1,021.87	$2.96
Fidelity Advisor Utilities Fund
Class A	1.02%
Actual		$1,000.00	$1,093.90	$5.30
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.29%
Actual		$1,000.00	$1,092.60	$6.69
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.77%
Actual		$1,000.00	$1,090.20	$9.17
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$1,095.50	$3.90
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$1,096.40	$3.22
Hypothetical-C		$1,000.00	$1,021.72	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$31,321,364
Fidelity Advisor Consumer Discretionary Fund	$39,700,389
Fidelity Advisor Financial Services Fund	$33,421,729
Fidelity Advisor Health Care Fund	$97,467,934
Fidelity Advisor Industrials Fund	$41,206,621
Fidelity Advisor Semiconductors Fund	$36,223,317
Fidelity Advisor Technology Fund	$197,655,821
Fidelity Advisor Utilities Fund	$22,436,470

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2021
Fidelity Advisor Biotechnology Fund	100%
Fidelity Advisor Consumer Discretionary Fund	100%
Fidelity Advisor Financial Services Fund	100%
Fidelity Advisor Health Care Fund	95.28%
Fidelity Advisor Industrials Fund	100%
Fidelity Advisor Semiconductors Fund	99.92%
Fidelity Advisor Technology Fund	99.99%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Biotechnology Fund
December 2021	15%	16%	17%	15%	15%
Fidelity Advisor Consumer Discretionary Fund
December 2021	100%	100%	–	100%	100%
Fidelity Advisor Energy Fund
December 2021	100%	100%	100%	100%	100%
Fidelity Advisor Financial Services Fund
December 2021	100%	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December 2021	–	–	–	100%	100%
Fidelity Advisor Industrials Fund
December 2021	22%	25%	32%	20%	19%
Fidelity Advisor Semiconductors Fund
December 2021	19%	21%	23%	18%	18%
Fidelity Advisor Technology Fund
December 2021	5%	5%	5%	5%	5%
Fidelity Advisor Utilities Fund
December 2021	100%	100%	100%	100%	100%
April 2022	100%	100%	–	100%	100%
July 2022	100%	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Biotechnology Fund
December 2021	16%	16%	17%	15%	15%
Fidelity Advisor Consumer Discretionary Fund
December 2021	100%	100%	–	100%	100%
Fidelity Advisor Energy Fund
December 2021	100%	100%	100%	100%	100%
Fidelity Advisor Financial Services Fund
December 2021	100%	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December 2021	–	–	–	100%	100%
Fidelity Advisor Industrials Fund
December 2021	25%	28%	37%	23%	22%
Fidelity Advisor Semiconductors Fund
December 2021	23%	24%	27%	22%	21%
Fidelity Advisor Technology Fund
December 2021	6%	6%	7%	6%	6%
Fidelity Advisor Utilities Fund
December 2021	100%	100%	100%	100%	100%
April 2022	100%	100%	–	100%	100%
July 2022	100%	100%	100%	100%	100%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (Class I) of each fund; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had portfolio manager changes as follows: (i) Fidelity Advisor Communications Equipment Fund in January 2019; (ii) Fidelity Advisor Energy Fund in January 2020; (iii) Fidelity Advisor Financial Services Fund in May 2019 and October 2019; (iv) Fidelity Advisor Semi-Conductors Fund in July 2020; and (v) Fidelity Advisor Technology Fund in July 2020 and January 2021. The Board will continue to monitor closely each applicable fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Peer groups are not shown below because each fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Consumer Discretionary Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2021 and for different time periods ended December 31, 2021 (which periods are not reflected in the charts above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2020 and May 2021. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity Advisor Energy Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2021 and for different time periods ended December 31, 2021 (which periods are not reflected in the charts above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2021 and for different time periods ended December 31, 2021 (which periods are not reflected in the charts above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2020 and May 2021. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity Advisor Semiconductors Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Semiconductors Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (Class I) of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

For each fund, the Board noted that the total net expense ratio of Class I ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AFOC-ANN-0922
1.762411.121

Fidelity Advisor® Global Real Estate Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(14.61)%	4.10%	3.24%
Class M (incl. 3.50% sales charge)	(12.68)%	4.36%	3.41%
Class C (incl. contingent deferred sales charge)	(10.86)%	4.58%	3.51%
Class I	(9.12)%	5.61%	4.53%
Class Z	(8.93)%	5.74%	4.64%

 A From August 11, 2016

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Real Estate Fund - Class A on August 11, 2016, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the FTSE EPRA/NAREIT Developed Index performed over the same period.

15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,300
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$12,101	Fidelity Advisor® Global Real Estate Fund - Class A
$12,176	FTSE EPRA/NAREIT Developed Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2022, a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent global financial assets lower. For the 12 months ending July 31, 2022, global real estate stocks returned -9.27%, as measured by the FTSE® EPRA/NAREIT® Developed Index, hampered by the impact of a broadly stronger U.S. dollar. Across most commercial property types, the fundamental supply and demand backdrop for global real estate remained generally favorable. Higher global interest rates and sluggish equity prices, however, meant a rising cost of capital for real estate owners – a negative factor in this capital-intensive asset class. Against this challenging market backdrop for REITs, nearly every country within the index produced a negative return, with many declining by double digits. The U.S., which on average made up 60% of the index, returned -4%. Japan, at roughly 10% and the index’s second-largest weighting, returned roughly -16%. Meanwhile, the German property market (-46%) was a particularly weak performer, reflecting investors’ concern about how the country’s economy would fare given restrictions on Russian oil imports, on which Germany is particularly dependent. Elsewhere, Hong Kong and the U.K. returned about -9% and 17%, respectively, while Australia, one of the better performers this period, returned -2%.

Comments from Portfolio Manager Steve Buller:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -10% to -9%, roughly in line with the -9.27% result of the benchmark FTSE EPRA/NAREIT Developed Index. By region, stock picks in the U.S. and Australia contributed most to the fund's relative result. By industry, the primary contributors to performance versus the benchmark were an underweighting and security selection among office REITs. An overweighting and investment choices in the specialized REITs category, in addition to picks in retail REITs, also helped, while the fund’s foreign holdings modestly contributed overall, despite continued U.S. dollar strength. The biggest individual relative contributor was an overweight position in Duke Realty (+25%), one of the fund's largest holdings the past 12 months. Also propelling performance was our outsized stake in Arena, which gained about 33%. Another notable relative contributor was an overweighting in Gaming and Leisure Properties (+17%). Conversely, security selection in Europe ex U.K., specifically Germany, hindered the fund's relative result, as did the fund’s overweight in Germany. Security selection in Hong Kong also hampered results. By industry, the primary detractors from performance versus the benchmark were stock selection and an overweighting in real estate development firms. Picks among real estate operating companies and diversified REITs also hindered the portfolio's relative result this period. Our biggest individual relative detractor was an out-of-benchmark position in Instone Real Estate (-63%). An outsized stake in Aroundtown (-56%), a position that was sold the past year, also notably hurt. Avoiding Public Storage, a benchmark component that gained roughly 11%, weighed on relative performance as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Prologis (REIT), Inc.	6.2
Equinix, Inc.	3.9
Welltower, Inc.	3.7
Mitsui Fudosan Co. Ltd.	3.4
Ventas, Inc.	3.1
Digital Realty Trust, Inc.	2.9
UDR, Inc.	2.6
Equity Lifestyle Properties, Inc.	2.6
Extra Space Storage, Inc.	2.6
Vonovia SE	2.5
33.5

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	61.5%
Japan	9.5%
United Kingdom	4.9%
Australia	4.6%
Canada	4.3%
Singapore	4.0%
Germany	2.9%
France	2.4%
Hong Kong	1.9%
Other	4.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Top Five REIT Sectors as of July 31, 2022

% of fund's net assets
REITs - Diversified	22.4
REITs - Apartments	11.8
REITs - Health Care	7.8
REITs - Shopping Centers	7.4
REITs - Warehouse/Industrial	7.2

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 38.5%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 4.6%
Abacus Property Group unit	42,188	$87,149
Arena (REIT) unit	24,600	83,509
Charter Hall Retail REIT	23,875	70,671
National Storage REIT unit	53,746	93,981

TOTAL AUSTRALIA		335,310

Bailiwick of Guernsey - 1.1%
Sirius Real Estate Ltd.	69,045	80,299
Canada - 4.3%
Boardwalk (REIT)	3,774	143,940
Dream Industrial (REIT)	10,620	104,662
Flagship Communities (REIT)	4,176	66,983

TOTAL CANADA		315,585

Cayman Islands - 0.7%
ESR Cayman Ltd. (a)(b)	18,291	47,417
France - 2.4%
ARGAN SA	836	85,102
Covivio	819	51,605
Gecina SA	416	42,517

TOTAL FRANCE		179,224

Germany - 2.9%
Instone Real Estate Group BV (b)	3,107	33,914
Vonovia SE	5,450	181,593

TOTAL GERMANY		215,507

Hong Kong - 1.9%
Hysan Development Co. Ltd.	18,291	56,039
Link (REIT)	10,141	84,875

TOTAL HONG KONG		140,914

Ireland - 0.4%
Dalata Hotel Group PLC (a)	6,944	25,514
Japan - 9.5%
Activia Properties, Inc.	9	28,219
Advance Residence Investment Corp.	17	46,842
Kenedix Residential Investment Corp.	45	75,649
LaSalle Logiport REIT	64	84,347
Mitsubishi Estate Co. Ltd.	10,790	160,249
Mitsui Fudosan Co. Ltd.	11,196	250,224
Mitsui Fudosan Logistics Park, Inc.	14	54,986

TOTAL JAPAN		700,516

Netherlands - 0.4%
NSI NV	850	27,539
NSI NV (c)	872	927

TOTAL NETHERLANDS		28,466

Singapore - 4.0%
CapitaMall Trust	72,757	114,936
Mapletree Commercial Trust	37,078	51,074
UOL Group Ltd.	24,141	130,431

TOTAL SINGAPORE		296,441

Spain - 0.7%
Merlin Properties Socimi SA	5,062	54,168
Sweden - 0.7%
Catena AB	1,120	51,227
United Kingdom - 4.9%
Assura PLC	84,294	70,523
Grainger Trust PLC	34,993	126,224
Helical PLC	3,472	16,490
Life Science (REIT) PLC	23,612	26,339
Segro PLC	5,790	77,209
Shaftesbury PLC	7,532	46,046

TOTAL UNITED KINGDOM		362,831

United States of America - 59.8%
American Assets Trust, Inc.	1,410	42,624
American Homes 4 Rent Class A	2,892	109,549
Apartment Income (REIT) Corp.	1,843	83,562
Crown Castle International Corp.	874	157,897
CubeSmart	3,146	144,307
DiamondRock Hospitality Co.	6,329	58,733
Digital Realty Trust, Inc.	1,627	215,496
Duke Realty Corp.	2,539	158,840
Equinix, Inc.	406	285,718
Equity Lifestyle Properties, Inc.	2,598	191,005
Extra Space Storage, Inc.	999	189,330
Gaming & Leisure Properties	2,928	152,227
Highwoods Properties, Inc. (SBI)	1,082	38,487
Host Hotels & Resorts, Inc.	6,549	116,638
Invitation Homes, Inc.	3,266	127,472
Kimco Realty Corp.	4,952	109,489
LXP Industrial Trust (REIT)	4,143	45,449
Mid-America Apartment Communities, Inc.	931	172,915
National Retail Properties, Inc.	2,648	126,071
Phillips Edison & Co., Inc.	1,341	45,648
Piedmont Office Realty Trust, Inc. Class A	1,756	24,163
Prologis (REIT), Inc.	3,449	457,195
Regency Centers Corp.	1,483	95,550
RLJ Lodging Trust	3,933	49,123
Ryman Hospitality Properties, Inc. (a)	440	38,958
Spirit Realty Capital, Inc.	2,002	88,769
Sun Communities, Inc.	861	141,170
UDR, Inc.	3,994	193,310
Urban Edge Properties	1,997	32,811
Ventas, Inc.	4,178	224,693
Veris Residential, Inc. (a)	2,350	32,783
VICI Properties, Inc.	3,872	132,384
Washington REIT (SBI)	2,244	49,749
Welltower, Inc.	3,173	273,957

TOTAL UNITED STATES OF AMERICA		4,406,072

TOTAL COMMON STOCKS
(Cost $6,583,826)		7,239,491

Money Market Funds - 1.1%
Fidelity Cash Central Fund 2.01% (d)
(Cost $80,792)	80,776	80,792
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $6,664,618)		7,320,283
NET OTHER ASSETS (LIABILITIES) - 0.6%		43,554
NET ASSETS - 100%		$7,363,837

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $81,331 or 1.1% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$64,844	$2,352,693	$2,336,745	$195	$--	$--	$80,792	0.0%
Total	$64,844	$2,352,693	$2,336,745	$195	$--	$--	$80,792

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$25,514	$25,514	$--	$--
Real Estate	7,213,977	5,699,190	1,514,787	--
Money Market Funds	80,792	80,792	--	--
Total Investments in Securities:	$7,320,283	$5,805,496	$1,514,787	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,583,826)	$7,239,491
Fidelity Central Funds (cost $80,792)	80,792
Total Investment in Securities (cost $6,664,618)		$7,320,283
Cash		42,598
Receivable for investments sold		3,120
Receivable for fund shares sold		249
Dividends receivable		21,077
Distributions receivable from Fidelity Central Funds		86
Prepaid expenses		8
Receivable from investment adviser for expense reductions		37,319
Other receivables		8
Total assets		7,424,748
Liabilities
Payable for investments purchased on a delayed delivery basis	$927
Payable for fund shares redeemed	1,206
Accrued management fee	3,948
Distribution and service plan fees payable	1,178
Audit fee payable	46,838
Other affiliated payables	1,326
Other payables and accrued expenses	5,488
Total liabilities		60,911
Net Assets		$7,363,837
Net Assets consist of:
Paid in capital		$6,912,200
Total accumulated earnings (loss)		451,637
Net Assets		$7,363,837
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,021,217 ÷ 270,126 shares)(a)		$11.18
Maximum offering price per share (100/94.25 of $11.18)		$11.86
Class M:
Net Asset Value and redemption price per share ($1,070,096 ÷ 95,926 shares)(a)		$11.16
Maximum offering price per share (100/96.50 of $11.16)		$11.56
Class C:
Net Asset Value and offering price per share ($203,302 ÷ 18,205 shares)(a)		$11.17
Class I:
Net Asset Value, offering price and redemption price per share ($1,765,889 ÷ 157,475 shares)		$11.21
Class Z:
Net Asset Value, offering price and redemption price per share ($1,303,333 ÷ 115,578 shares)		$11.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$212,943
Income from Fidelity Central Funds		195
Income before foreign taxes withheld		213,138
Less foreign taxes withheld		(9,235)
Total income		203,903
Expenses
Management fee	$50,403
Transfer agent fees	13,252
Distribution and service plan fees	15,609
Accounting fees and expenses	2,863
Custodian fees and expenses	22,022
Independent trustees' fees and expenses	24
Registration fees	64,476
Audit	62,364
Legal	6
Miscellaneous	116
Total expenses before reductions	231,135
Expense reductions	(140,975)
Total expenses after reductions		90,160
Net investment income (loss)		113,743
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(58,451)
Foreign currency transactions	(1,989)
Total net realized gain (loss)		(60,440)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(838,410)
Assets and liabilities in foreign currencies	112
Total change in net unrealized appreciation (depreciation)		(838,298)
Net gain (loss)		(898,738)
Net increase (decrease) in net assets resulting from operations		$(784,995)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,743	$81,471
Net realized gain (loss)	(60,440)	134,898
Change in net unrealized appreciation (depreciation)	(838,298)	1,192,884
Net increase (decrease) in net assets resulting from operations	(784,995)	1,409,253
Distributions to shareholders	(92,097)	(55,566)
Share transactions - net increase (decrease)	1,732,182	1,280,270
Total increase (decrease) in net assets	855,090	2,633,957
Net Assets
Beginning of period	6,508,747	3,874,790
End of period	$7,363,837	$6,508,747

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Real Estate Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$9.69	$10.72	$10.13	$9.81
Income from Investment Operations
Net investment income (loss)A,B	.17	.17	.15	.22	.18
Net realized and unrealized gain (loss)	(1.33)	2.76	(.58)	.58	.42
Total from investment operations	(1.16)	2.93	(.43)	.80	.60
Distributions from net investment income	(.15)	(.13)	(.23)	(.15)	(.13)
Distributions from net realized gain	–	–	(.37)	(.06)	(.14)
Total distributions	(.15)	(.13)	(.60)	(.21)	(.28)C
Net asset value, end of period	$11.18	$12.49	$9.69	$10.72	$10.13
Total ReturnD,E	(9.40)%	30.59%	(4.61)%	8.25%	6.16%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	3.19%	4.19%	4.22%	4.56%	5.86%
Expenses net of fee waivers, if any	1.28%	1.38%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.28%	1.37%	1.39%	1.39%	1.38%
Net investment income (loss)	1.45%	1.60%	1.47%	2.09%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$3,021	$2,747	$1,732	$3,290	$1,001
Portfolio turnover rateH	33%	32%	52%	60%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$9.67	$10.71	$10.11	$9.79
Income from Investment Operations
Net investment income (loss)A,B	.14	.14	.12	.19	.15
Net realized and unrealized gain (loss)	(1.31)	2.76	(.58)	.60	.42
Total from investment operations	(1.17)	2.90	(.46)	.79	.57
Distributions from net investment income	(.13)	(.11)	(.21)	(.13)	(.11)
Distributions from net realized gain	–	–	(.37)	(.06)	(.14)
Total distributions	(.13)	(.11)	(.58)	(.19)	(.25)
Net asset value, end of period	$11.16	$12.46	$9.67	$10.71	$10.11
Total ReturnC,D	(9.51)%	30.20%	(4.87)%	8.06%	5.90%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	3.39%	4.41%	4.46%	4.79%	5.90%
Expenses net of fee waivers, if any	1.52%	1.63%	1.66%	1.65%	1.65%
Expenses net of all reductions	1.52%	1.62%	1.64%	1.64%	1.63%
Net investment income (loss)	1.21%	1.35%	1.22%	1.84%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$1,070	$876	$658	$810	$570
Portfolio turnover rateG	33%	32%	52%	60%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.47	$9.63	$10.63	$10.08	$9.76
Income from Investment Operations
Net investment income (loss)A,B	.09	.09	.07	.14	.10
Net realized and unrealized gain (loss)	(1.33)	2.75	(.58)	.59	.42
Total from investment operations	(1.24)	2.84	(.51)	.73	.52
Distributions from net investment income	(.06)	–	(.12)	(.12)	(.06)
Distributions from net realized gain	–	–	(.37)	(.06)	(.14)
Total distributions	(.06)	–	(.49)	(.18)	(.20)
Net asset value, end of period	$11.17	$12.47	$9.63	$10.63	$10.08
Total ReturnC,D	(9.97)%	29.49%	(5.31)%	7.52%	5.38%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	3.93%	5.02%	4.46%	5.04%	6.26%
Expenses net of fee waivers, if any	2.02%	2.14%	2.16%	2.15%	2.15%
Expenses net of all reductions	2.02%	2.13%	2.15%	2.14%	2.13%
Net investment income (loss)	.72%	.85%	.71%	1.34%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$203	$223	$185	$1,060	$614
Portfolio turnover rateG	33%	32%	52%	60%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.51	$9.71	$10.75	$10.15	$9.82
Income from Investment Operations
Net investment income (loss)A,B	.20	.20	.17	.24	.20
Net realized and unrealized gain (loss)	(1.32)	2.76	(.58)	.59	.43
Total from investment operations	(1.12)	2.96	(.41)	.83	.63
Distributions from net investment income	(.18)	(.16)	(.26)	(.17)	(.16)
Distributions from net realized gain	–	–	(.37)	(.06)	(.14)
Total distributions	(.18)	(.16)	(.63)	(.23)	(.30)
Net asset value, end of period	$11.21	$12.51	$9.71	$10.75	$10.15
Total ReturnC	(9.12)%	30.82%	(4.40)%	8.55%	6.48%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	2.94%	3.81%	3.97%	4.20%	5.41%
Expenses net of fee waivers, if any	1.02%	1.13%	1.16%	1.15%	1.15%
Expenses net of all reductions	1.02%	1.12%	1.14%	1.14%	1.13%
Net investment income (loss)	1.71%	1.85%	1.71%	2.34%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,766	$1,483	$1,066	$1,056	$986
Portfolio turnover rateF	33%	32%	52%	60%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.56	$9.73	$10.76	$10.01
Income from Investment Operations
Net investment income (loss)B,C	.22	.22	.19	.22
Net realized and unrealized gain (loss)	(1.32)	2.77	(.59)	.76
Total from investment operations	(1.10)	2.99	(.40)	.98
Distributions from net investment income	(.18)	(.16)	(.26)	(.17)
Distributions from net realized gain	–	–	(.37)	(.06)
Total distributions	(.18)	(.16)	(.63)	(.23)
Net asset value, end of period	$11.28	$12.56	$9.73	$10.76
Total ReturnD,E	(8.93)%	31.07%	(4.29)%	10.17%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	2.71%	3.72%	3.54%	3.87%H
Expenses net of fee waivers, if any	.89%	.97%	1.02%	1.00%H
Expenses net of all reductions	.89%	.96%	1.00%	1.00%H
Net investment income (loss)	1.84%	2.01%	1.86%	2.50%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,303	$1,180	$233	$306
Portfolio turnover rateI	33%	32%	52%	60%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Advisor Global Real Estate Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,094,010
Gross unrealized depreciation	(501,598)
Net unrealized appreciation (depreciation)	$592,412
Tax Cost	$6,727,871

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,374
Capital loss carryforward	$(170,101)
Net unrealized appreciation (depreciation) on securities and other investments	$592,363

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(170,101)

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$92,097	$ 55,566

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Real Estate Fund	4,127,978	2,422,296

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$8,007	$3,480
Class M	.25%	.25%	5,238	3,184
Class C	.75%	.25%	2,364	473
			$15,609	$7,137

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,299
Class M	174
Class C(a)	36
$2,509

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$7,501.23
Class M	1,940.19
Class C	672.28
Class I	2,572.16
Class Z	567.04
	$13,252

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Global Real Estate Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Real Estate Fund	$53

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Global Real Estate Fund	38,697	74,770	4,474

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Global Real Estate Fund	$9

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%/1.20%(a)	$61,020
Class M	1.55%/1.45%(a)	19,522
Class C	2.05%/1.95%(a)	4,523
Class I	1.05%/.95%(a)	30,273
Class Z	.90%/.80%(a)	25,392
		$140,730

 (a) Expense limitation effective June 1, 2022.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $11.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $234.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Advisor Global Real Estate Fund
Distributions to shareholders
Class A	$40,544	$26,351
Class M	10,997	7,125
Class C	1,175	–
Class I	21,272	19,213
Class Z	18,109	2,877
Total	$92,097	$55,566

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Advisor Global Real Estate Fund
Class A
Shares sold	92,564	56,801	$1,135,946	$613,618
Reinvestment of distributions	3,246	2,601	40,544	26,348
Shares redeemed	(45,679)	(18,190)	(547,402)	(206,199)
Net increase (decrease)	50,131	41,212	$629,088	$433,767
Class M
Shares sold	31,478	9,736	$387,783	$100,374
Reinvestment of distributions	881	704	10,997	7,125
Shares redeemed	(6,761)	(8,197)	(71,550)	(82,487)
Net increase (decrease)	25,598	2,243	$327,230	$25,012
Class C
Shares sold	7,240	6,163	$88,337	$63,461
Reinvestment of distributions	94	–	1,175	–
Shares redeemed	(7,027)	(7,478)	(75,141)	(76,707)
Net increase (decrease)	307	(1,315)	$14,371	$(13,246)
Class I
Shares sold	45,989	25,794	$534,191	$266,297
Reinvestment of distributions	1,446	1,513	18,078	15,327
Shares redeemed	(8,457)	(18,638)	(90,325)	(203,528)
Net increase (decrease)	38,978	8,669	$461,944	$78,096
Class Z
Shares sold	127,231	80,366	$1,565,852	$868,084
Reinvestment of distributions	1,442	281	18,109	2,850
Shares redeemed	(106,982)	(10,753)	(1,284,412)	(114,293)
Net increase (decrease)	21,691	69,894	$299,549	$756,641

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Advisor Global Real Estate Fund	36%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Global Real Estate Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Global Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 316 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Advisor Global Real Estate Fund
Class A	1.26%
Actual		$1,000.00	$914.10	$5.98
Hypothetical-C		$1,000.00	$1,018.55	$6.31
Class M	1.50%
Actual		$1,000.00	$914.00	$7.12
Hypothetical-C		$1,000.00	$1,017.36	$7.50
Class C	1.99%
Actual		$1,000.00	$911.80	$9.43
Hypothetical-C		$1,000.00	$1,014.93	$9.94
Class I	.99%
Actual		$1,000.00	$915.80	$4.70
Hypothetical-C		$1,000.00	$1,019.89	$4.96
Class Z	.89%
Actual		$1,000.00	$917.10	$4.23**
Hypothetical-C		$1,000.00	$1,020.38	$4.46**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

** If fees and changes to the expense contract and/ or expense cap, effective June 1, 2022, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would be as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Advisor Global Real Estate Fund
Class Z	.80%
Actual		$3.80
Hypothetical-(b)		$4.01

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

Class A designates 1%; Class M designates 1%; Class C designates 3%; Class I designates 1%; and Class Z designates 1% of the dividend distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 46%; Class M designates 54%; Class C designates 100%; Class I designates 39%; and Class Z designates 39% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 55%; Class M designates 47%; and Class I designates 55%; Class Z designates 55% of the dividend distributed in December, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group).The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Global Real Estate Fund

2021 Total Return % vs. Lipper Global Real Estate Funds Classification and EPRA/NAREIT Dev (G):

75% beaten
25% beaten
Benchmark
Class I
32.000
31.000
30.000
29.000
28.000
27.000
26.000
25.000
30.808
31.030
28.261
26.050
40.000
35.000
30.000
25.000
20.000
36.293
30.487
23.133
21.710
45.000
40.000
35.000
30.000
25.000
44.178
41.380
30.776
27.625
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	47%	57%	65%
Class Z	58%	-	-
Class C	37%	47%	51%
Class I	50%	61%	71%
Class M	43%	53%	58%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Global Real Estate Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (Class I), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of Class I ranked above the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that Class I was above the similar sales load structure group competitive median due to higher other expenses as a result of low asset levels. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that the investment adviser has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%,1.05%, and 0.90% through November 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AGRE-ANN-0922
1.9881280.105

Fidelity Advisor® Real Estate Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.07)%	3.88%	6.01%
Class M (incl. 3.50% sales charge)	(9.12)%	4.15%	6.02%
Class C (incl. contingent deferred sales charge)	(7.23)%	4.29%	5.98%
Class I	(5.43)%	5.37%	6.91%
Class Z	(5.21)%	5.54%	6.99%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
10,000
$9,200
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$17,920	Fidelity Advisor® Real Estate Fund - Class A
$36,428	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Samuel Wald:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -6% to -5%, underperforming the -4.24% result of the MSCI US IMI Real Estate 25/50 Linked Index, as well as the broad-based S&P 500® index. The primary detractor from performance versus the sector index was our security selection among specialized REITs. Subpar picks in the casinos & gaming and hotel & resort REIT categories also hurt, as did a combination of weak picks and an unhelpful overweighting in the lagging real estate operating companies category. Smaller-than-index exposure to Public Storage (+11%), a position we established this period, was the fund's largest individual relative detractor the past year. An outsized stake in WeWork (-60%), also a position we established during the period, hampered performance on a relative basis, as well. Avoiding Realty Income, an index component that gained 13%, further pressured the portfolio’s relative result. In contrast, by far the biggest contributor to performance versus the sector index proved to be investment choices among real estate services firms. An underweight in office REITs and security selection among health care REITs also bolstered the fund's relative performance. Not owning Zillow, an index component that returned roughly -66%, was the biggest individual relative contributor. Further aiding relative performance was our underweight stake in Equinix, which returned -13% and was among the biggest holdings as of July 31. Another notable relative contributor was a smaller-than-index position in Crown Castle (-3%), though it was still among the fund's largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
American Tower Corp.	9.5
Crown Castle International Corp.	8.3
Prologis (REIT), Inc.	7.3
CubeSmart	6.9
Equinix, Inc.	6.1
Ventas, Inc.	5.1
Mid-America Apartment Communities, Inc.	4.8
Essex Property Trust, Inc.	4.2
CBRE Group, Inc.	4.2
Equity Lifestyle Properties, Inc.	3.4
59.8

Top Five REIT Sectors as of July 31, 2022

% of fund's net assets
REITs - Diversified	21.0
REITs - Apartments	13.1
REITs - Warehouse/Industrial	10.6
REITs - Management/Investment	9.5
REITs - Health Care	8.3

Asset Allocation (% of fund's net assets)

As of July 31, 2022
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Commercial Services & Supplies - 0.5%
REITs - Diversified - 0.5%
CoreCivic, Inc. (a)	190,400	$2,050,608
Equity Real Estate Investment Trusts (REITs) - 89.6%
REITs - Apartments - 13.1%
Essex Property Trust, Inc.	60,547	17,348,532
Invitation Homes, Inc.	356,400	13,910,292
Mid-America Apartment Communities, Inc.	106,000	19,687,380
UDR, Inc.	58,000	2,807,200
		53,753,404
REITs - Diversified - 21.0%
Crown Castle International Corp.	188,100	33,982,146
Duke Realty Corp.	192,900	12,067,824
Equinix, Inc.	35,500	24,982,770
VICI Properties, Inc.	375,300	12,831,507
Washington REIT (SBI)	102,500	2,272,425
		86,136,672
REITs - Health Care - 8.3%
Healthcare Trust of America, Inc.	57,000	1,496,250
Ventas, Inc.	389,205	20,931,445
Welltower, Inc.	135,600	11,707,704
		34,135,399
REITs - Hotels - 3.8%
RLJ Lodging Trust	498,926	6,231,586
Ryman Hospitality Properties, Inc. (a)	107,400	9,509,196
		15,740,782
REITs - Management/Investment - 9.5%
American Tower Corp.	143,400	38,837,022
REITs - Manufactured Homes - 3.4%
Equity Lifestyle Properties, Inc.	192,206	14,130,985
REITs - Office Property - 3.4%
Alexandria Real Estate Equities, Inc.	56,900	9,432,882
Douglas Emmett, Inc.	191,400	4,524,696
		13,957,578
REITs - Shopping Centers - 4.2%
Phillips Edison & Co., Inc. (b)	122,000	4,152,880
SITE Centers Corp.	531,100	7,759,371
Urban Edge Properties	321,700	5,285,531
		17,197,782
REITs - Single Tenant - 4.3%
Four Corners Property Trust, Inc.	398,500	11,648,155
Spirit Realty Capital, Inc.	133,100	5,901,654
		17,549,809
REITs - Storage - 8.0%
CubeSmart	620,900	28,480,683
Public Storage	13,500	4,406,535
		32,887,218
REITs - Warehouse/Industrial - 10.6%
EastGroup Properties, Inc.	55,300	9,430,862
Prologis (REIT), Inc.	226,554	30,031,998
Terreno Realty Corp.	63,600	3,984,540
		43,447,400

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		367,774,051

Hotels, Restaurants & Leisure - 0.7%
Casinos & Gaming - 0.7%
Caesars Entertainment, Inc. (a)	62,990	2,878,013
IT Services - 1.5%
Internet Services & Infrastructure - 1.5%
Cyxtera Technologies, Inc. (a)(c)	180,025	2,194,505
Cyxtera Technologies, Inc. Class A (a)	324,800	3,959,312
		6,153,817
Real Estate Management & Development - 7.4%
Real Estate Operating Companies - 2.0%
Digitalbridge Group, Inc. (a)	782,900	4,290,292
WeWork, Inc. (a)(b)	778,600	3,713,922
		8,004,214
Real Estate Services - 5.4%
CBRE Group, Inc. (a)	201,700	17,269,554
Jones Lang LaSalle, Inc. (a)	26,500	5,052,755
		22,322,309

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		30,326,523

TOTAL COMMON STOCKS
(Cost $310,636,251)		409,183,012

Money Market Funds - 1.7%
Fidelity Cash Central Fund 2.01% (d)	1,565,406	1,565,719
Fidelity Securities Lending Cash Central Fund 2.01% (d)(e)	5,186,481	5,187,000
TOTAL MONEY MARKET FUNDS
(Cost $6,752,719)		6,752,719
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $317,388,970)		415,935,731
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(5,616,448)
NET ASSETS - 100%		$410,319,283

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,194,505 or 0.5% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Cyxtera Technologies, Inc.	2/21/21	$1,800,250

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$--	$97,978,751	$96,413,032	$5,629	$--	$--	$1,565,719	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	1,593,150	45,062,028	41,468,178	117,807	--	--	5,187,000	0.0%
Total	$1,593,150	$143,040,779	$137,881,210	$123,436	$--	$--	$6,752,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$409,183,012	$409,183,012	$--	$--
Money Market Funds	6,752,719	6,752,719	--	--
Total Investments in Securities:	$415,935,731	$415,935,731	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $4,988,970) — See accompanying schedule: Unaffiliated issuers (cost $310,636,251)	$409,183,012
Fidelity Central Funds (cost $6,752,719)	6,752,719
Total Investment in Securities (cost $317,388,970)		$415,935,731
Cash		530,325
Receivable for investments sold		592,868
Receivable for fund shares sold		101,893
Dividends receivable		210,545
Distributions receivable from Fidelity Central Funds		39,955
Prepaid expenses		2,095
Other receivables		76,253
Total assets		417,489,665
Liabilities
Payable for investments purchased	$848,945
Payable for fund shares redeemed	681,521
Accrued management fee	170,857
Distribution and service plan fees payable	73,744
Other affiliated payables	86,135
Other payables and accrued expenses	122,180
Collateral on securities loaned	5,187,000
Total liabilities		7,170,382
Net Assets		$410,319,283
Net Assets consist of:
Paid in capital		$276,805,582
Total accumulated earnings (loss)		133,513,701
Net Assets		$410,319,283
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($122,949,078 ÷ 5,600,274 shares)(a)		$21.95
Maximum offering price per share (100/94.25 of $21.95)		$23.29
Class M:
Net Asset Value and redemption price per share ($100,891,759 ÷ 4,613,429 shares)(a)		$21.87
Maximum offering price per share (100/96.50 of $21.87)		$22.66
Class C:
Net Asset Value and offering price per share ($12,374,688 ÷ 589,287 shares)(a)		$21.00
Class I:
Net Asset Value, offering price and redemption price per share ($160,564,877 ÷ 7,212,549 shares)		$22.26
Class Z:
Net Asset Value, offering price and redemption price per share ($13,538,881 ÷ 607,381 shares)		$22.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$9,164,450
Income from Fidelity Central Funds (including $117,807 from security lending)		123,436
Total income		9,287,886
Expenses
Management fee	$2,421,227
Transfer agent fees	1,058,912
Distribution and service plan fees	1,034,996
Accounting fees	177,148
Custodian fees and expenses	17,516
Independent trustees' fees and expenses	1,542
Registration fees	77,266
Audit	52,184
Legal	868
Interest	1,003
Miscellaneous	2,442
Total expenses before reductions	4,845,104
Expense reductions	(14,437)
Total expenses after reductions		4,830,667
Net investment income (loss)		4,457,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,296,510
Total net realized gain (loss)		46,296,510
Change in net unrealized appreciation (depreciation) on investment securities		(77,776,668)
Net gain (loss)		(31,480,158)
Net increase (decrease) in net assets resulting from operations		$(27,022,939)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,457,219	$5,417,710
Net realized gain (loss)	46,296,510	17,595,635
Change in net unrealized appreciation (depreciation)	(77,776,668)	93,330,329
Net increase (decrease) in net assets resulting from operations	(27,022,939)	116,343,674
Distributions to shareholders	(28,289,351)	(14,644,950)
Share transactions - net increase (decrease)	(21,794,093)	(39,011,402)
Total increase (decrease) in net assets	(77,106,383)	62,687,322
Net Assets
Beginning of period	487,425,666	424,738,344
End of period	$410,319,283	$487,425,666

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Real Estate Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.66	$19.62	$22.91	$22.07	$22.96
Income from Investment Operations
Net investment income (loss)A,B	.22	.26	.41	.37	.37
Net realized and unrealized gain (loss)	(1.47)	5.50	(1.91)	1.63	.21
Total from investment operations	(1.25)	5.76	(1.50)	2.00	.58
Distributions from net investment income	(.17)	(.24)	(.38)	(.43)	(.36)
Distributions from net realized gain	(1.30)	(.48)	(1.41)	(.73)	(1.11)
Total distributions	(1.46)C	(.72)	(1.79)	(1.16)	(1.47)
Net asset value, end of period	$21.95	$24.66	$19.62	$22.91	$22.07
Total ReturnD,E	(5.65)%	30.38%	(7.21)%	9.62%	2.55%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.07%	1.09%	1.10%	1.10%	1.10%
Expenses net of fee waivers, if any	1.07%	1.09%	1.10%	1.09%	1.10%
Expenses net of all reductions	1.07%	1.08%	1.09%	1.09%	1.10%
Net investment income (loss)	.95%	1.24%	1.93%	1.68%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$122,949	$138,134	$115,736	$151,536	$161,570
Portfolio turnover rateH	48%	53%	56%	49%	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.59	$19.58	$22.87	$22.05	$22.94
Income from Investment Operations
Net investment income (loss)A,B	.17	.21	.36	.32	.32
Net realized and unrealized gain (loss)	(1.46)	5.49	(1.90)	1.62	.21
Total from investment operations	(1.29)	5.70	(1.54)	1.94	.53
Distributions from net investment income	(.13)	(.22)	(.34)	(.39)	(.31)
Distributions from net realized gain	(1.30)	(.48)	(1.41)	(.73)	(1.11)
Total distributions	(1.43)	(.69)C	(1.75)	(1.12)	(1.42)
Net asset value, end of period	$21.87	$24.59	$19.58	$22.87	$22.05
Total ReturnD,E	(5.83)%	30.14%	(7.42)%	9.35%	2.34%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.29%	1.31%	1.31%	1.32%	1.33%
Expenses net of fee waivers, if any	1.28%	1.31%	1.31%	1.31%	1.33%
Expenses net of all reductions	1.28%	1.30%	1.30%	1.31%	1.32%
Net investment income (loss)	.73%	1.03%	1.71%	1.46%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$100,892	$118,778	$98,724	$128,754	$127,038
Portfolio turnover rateH	48%	53%	56%	49%	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.74	$18.97	$22.26	$21.54	$22.46
Income from Investment Operations
Net investment income (loss)A,B	.03	.09	.23	.19	.20
Net realized and unrealized gain (loss)	(1.39)	5.30	(1.85)	1.58	.20
Total from investment operations	(1.36)	5.39	(1.62)	1.77	.40
Distributions from net investment income	(.08)	(.15)	(.26)	(.32)	(.21)
Distributions from net realized gain	(1.30)	(.48)	(1.41)	(.73)	(1.11)
Total distributions	(1.38)	(.62)C	(1.67)	(1.05)	(1.32)
Net asset value, end of period	$21.00	$23.74	$18.97	$22.26	$21.54
Total ReturnD,E	(6.35)%	29.36%	(7.95)%	8.72%	1.77%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.86%	1.88%	1.89%	1.88%	1.88%
Expenses net of fee waivers, if any	1.86%	1.88%	1.89%	1.88%	1.88%
Expenses net of all reductions	1.86%	1.87%	1.88%	1.88%	1.87%
Net investment income (loss)	.15%	.46%	1.14%	.89%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$12,375	$16,069	$20,774	$28,982	$43,690
Portfolio turnover rateH	48%	53%	56%	49%	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.96	$19.84	$23.15	$22.28	$23.17
Income from Investment Operations
Net investment income (loss)A,B	.27	.31	.46	.43	.43
Net realized and unrealized gain (loss)	(1.48)	5.56	(1.92)	1.65	.21
Total from investment operations	(1.21)	5.87	(1.46)	2.08	.64
Distributions from net investment income	(.19)	(.27)	(.44)	(.48)	(.42)
Distributions from net realized gain	(1.30)	(.48)	(1.41)	(.73)	(1.11)
Total distributions	(1.49)	(.75)	(1.85)	(1.21)	(1.53)
Net asset value, end of period	$22.26	$24.96	$19.84	$23.15	$22.28
Total ReturnC	(5.43)%	30.65%	(6.99)%	9.93%	2.84%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.86%	.88%	.86%	.81%	.82%
Expenses net of fee waivers, if any	.86%	.87%	.86%	.81%	.82%
Expenses net of all reductions	.86%	.87%	.85%	.81%	.81%
Net investment income (loss)	1.15%	1.46%	2.17%	1.96%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$160,565	$197,873	$180,346	$225,407	$284,857
Portfolio turnover rateF	48%	53%	56%	49%	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$24.97	$19.85	$23.16	$21.91
Income from Investment Operations
Net investment income (loss)B,C	.33	.36	.50	.40
Net realized and unrealized gain (loss)	(1.48)	5.56	(1.92)	1.94
Total from investment operations	(1.15)	5.92	(1.42)	2.34
Distributions from net investment income	(.23)	(.32)	(.48)	(.36)
Distributions from net realized gain	(1.30)	(.48)	(1.41)	(.73)
Total distributions	(1.53)	(.80)	(1.89)	(1.09)
Net asset value, end of period	$22.29	$24.97	$19.85	$23.16
Total ReturnD,E	(5.21)%	30.95%	(6.80)%	11.22%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.64%	.64%	.65%	.65%H
Expenses net of fee waivers, if any	.63%	.64%	.65%	.64%H
Expenses net of all reductions	.63%	.64%	.64%	.64%H
Net investment income (loss)	1.38%	1.69%	2.38%	2.20%H
Supplemental Data
Net assets, end of period (000 omitted)	$13,539	$16,573	$9,157	$6,634
Portfolio turnover rateI	48%	53%	56%	49%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Real Estate Fund	$76,253

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$108,490,030
Gross unrealized depreciation	(11,166,386)
Net unrealized appreciation (depreciation)	$97,323,644
Tax Cost	$318,612,087

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$36,330,350
Net unrealized appreciation (depreciation) on securities and other investments	$97,323,644

The Fund intends to elect to defer to its next fiscal year $70,890 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$4,114,116	$ 5,035,427
Long-term Capital Gains	24,175,235	9,609,523
Total	$28,289,351	$ 14,644,950

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Real Estate Fund	222,171,243	264,451,685

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$331,107	$5,000
Class M	.25%	.25%	555,424	–
Class C	.75%	.25%	148,465	17,160
			$1,034,996	$22,160

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$26,231
Class M	3,119
Class C(a)	381
$29,731

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$296,414.22
Class M	212,606.19
Class C	39,860.27
Class I	503,669.27
Class Z	6,363.04
	$1,058,912

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Real Estate Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Real Estate Fund	$2,501

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Real Estate Fund	Borrower	$12,408,333.48%		$1,003

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Real Estate Fund	13,809,570	19,437,768	1,090,205

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Real Estate Fund	$594

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Real Estate Fund	$12,990	$5,320	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,437.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Advisor Real Estate Fund
Distributions to shareholders
Class A	$7,993,209	$3,943,668
Class M	6,745,913	3,401,100
Class C	908,708	608,843
Class I	11,703,981	6,121,163
Class Z	937,540	570,176
Total	$28,289,351	$14,644,950

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Advisor Real Estate Fund
Class A
Shares sold	994,036	1,114,030	$23,589,069	$23,635,557
Reinvestment of distributions	322,393	201,989	7,866,495	3,878,210
Shares redeemed	(1,318,681)	(1,613,289)	(30,889,788)	(33,263,379)
Net increase (decrease)	(2,252)	(297,270)	$565,776	$(5,749,612)
Class M
Shares sold	392,434	567,797	$9,212,673	$11,739,646
Reinvestment of distributions	276,620	176,839	6,729,626	3,389,165
Shares redeemed	(886,642)	(955,077)	(20,661,409)	(19,872,105)
Net increase (decrease)	(217,588)	(210,441)	$(4,719,110)	$(4,743,294)
Class C
Shares sold	106,372	105,065	$2,458,841	$2,128,502
Reinvestment of distributions	38,746	32,588	908,210	604,904
Shares redeemed	(232,612)	(555,809)	(5,110,047)	(11,351,257)
Net increase (decrease)	(87,494)	(418,156)	$(1,742,996)	$(8,617,851)
Class I
Shares sold	2,116,894	2,357,850	$52,046,309	$48,485,384
Reinvestment of distributions	440,622	299,336	10,890,582	5,816,838
Shares redeemed	(3,272,627)	(3,820,307)	(77,697,577)	(78,503,211)
Net increase (decrease)	(715,111)	(1,163,121)	$(14,760,686)	$(24,200,989)
Class Z
Shares sold	345,140	717,966	$8,205,866	$14,541,293
Reinvestment of distributions	31,131	15,167	769,941	296,100
Shares redeemed	(432,603)	(530,812)	(10,112,884)	(10,537,049)
Net increase (decrease)	(56,332)	202,321	$(1,137,077)	$4,300,344

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 316 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Advisor Real Estate Fund
Class A	1.07%
Actual		$1,000.00	$941.30	$5.15
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.28%
Actual		$1,000.00	$940.20	$6.16
Hypothetical-C		$1,000.00	$1,018.45	$6.41
Class C	1.86%
Actual		$1,000.00	$937.50	$8.94
Hypothetical-C		$1,000.00	$1,015.57	$9.30
Class I	.86%
Actual		$1,000.00	$942.00	$4.14
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Class Z	.63%
Actual		$1,000.00	$943.30	$3.04
Hypothetical-C		$1,000.00	$1,021.67	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $47,668,234, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividend distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Fidelity Advisor Real Estate Fund Class A, Class M, Class C, Class I, and Class Z designate 1% of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Advisor Real Estate Fund Class A, Class M, Class C, Class I, and Class Z designate 1%, 1%, 2%, 1%, and 1%, respectively of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Real Estate Fund
September 2021	96%	100%	–	65%	43%
December 2021	100%	100%	99%	100%	98%

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below.

Fidelity Advisor Real Estate Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Real Estate Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (Class I), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of Class I ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ARE-ANN-0922
1.789690.119

Item 2.

Code of Ethics

As of the end of the period, July 31, 2022, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Global Real Estate Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$51,600	$-	$7,100	$1,200
Fidelity Advisor Consumer Discretionary Fund	$34,100	$-	$8,500	$900
Fidelity Advisor Energy Fund	$36,000	$-	$9,900	$900
Fidelity Advisor Financial Services Fund	$35,900	$-	$9,700	$900
Fidelity Advisor Global Real Estate Fund	$43,500	$-	$8,700	$1,000
Fidelity Advisor Health Care Fund	$35,800	$-	$9,000	$900
Fidelity Advisor Industrials Fund	$35,000	$-	$8,500	$900
Fidelity Advisor Real Estate Fund	$38,000	$-	$8,500	$900
Fidelity Advisor Semiconductors Fund	$33,900	$-	$7,400	$800
Fidelity Advisor Technology Fund	$37,400	$-	$8,700	$900
Fidelity Advisor Utilities Fund	$33,700	$-	$8,700	$800

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$50,500	$-	$6,700	$1,200
Fidelity Advisor Consumer Discretionary Fund	$33,200	$-	$10,400	$900
Fidelity Advisor Energy Fund	$35,500	$-	$11,500	$900
Fidelity Advisor Financial Services Fund	$35,400	$-	$11,300	$900
Fidelity Advisor Global Real Estate Fund	$42,500	$-	$8,300	$1,100
Fidelity Advisor Health Care Fund	$35,400	$-	$10,600	$900
Fidelity Advisor Industrials Fund	$34,200	$-	$10,400	$900
Fidelity Advisor Real Estate Fund	$37,200	$-	$8,100	$1,000
Fidelity Advisor Semiconductors Fund	$33,200	$-	$6,700	$800
Fidelity Advisor Technology Fund	$36,600	$-	$10,600	$900
Fidelity Advisor Utilities Fund	$33,200	$-	$10,600	$900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2022A	July 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2022A	July 31, 2021A
Deloitte Entities	$562,900	$645,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2022